American International Life
                                                   Assurance Company of New York
                                                              Variable Account B
                                                                  80 Pine Street
                                                        New York, New York 10005
                                                                  1-212-770-2656

                            Executive Advantage(SM)
             Group Flexible Premium Variable Universal Life Policy

American International Life Assurance Company of New York is offering life insurance coverage under the group flexible premium variable universal life policy. The policy provides insurance protection for individuals within groups under corporate owned or sponsored arrangements. Corporate owned arrangements are when an employer (or trust established by an employer) purchases life insurance coverage on their employees. The employer or trust is the beneficiary. Sponsored arrangements are those instances where an employer, a financial institution or association allows us to sell insurance policies to its employees, depositors or members.

The description of the policy in this prospectus is fully applicable to your certificate and the word "policy" includes any such certificate.

The policy allows you as the Owner of the policy, within limits, to:

                  o Select the face amount of life insurance. You may, within limits, change your initial selection as your insurance needs change.

                  o Select the amount and timing of premiums payments. You may make more premium payments than scheduled or stop making premium payments.

                  o Allocate premium payments and your Account Value among the variable investment options and the guaranteed investment option.

                  o Receive payments from your policy while the Insured is alive through loans, partial surrenders or full surrender.

This document contains information about the policy. You should read this document carefully before you decide to purchase the policy. You should also keep this document for future reference.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the policy or determined that this document is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENTS IN THESE CONTRACTS ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY GOVERNMENT AGENCY. ANY INVESTMENT IN THE CONTRACT INVOLVES CERTAIN INVESTMENT RISKS WHICH MAY INCLUDE THE POSSIBLE LOSS OF PRINCIPAL.

THIS PROSPECTUS SHOULD BE RETAINED FOR FUTURE REFERENCE.

                             Prospectus May 1, 2001
                             As supplemented May 23, 2001

                               Investment Options

----------------------------
Variable Investment Options   The Separate Account is divided into subaccounts.
                              Each subaccount invests in shares of a specific
                              portfolio of the funds which are named below. The
                              prospectuses for the funds contain information
                              about each portfolio. You should read these
                              prospectuses carefully.
----------------------------

Alliance Variable Product Series Fund   The Universal Institutional Funds, Inc.

o  Growth Portfolio (Class A)           o  Emerging Markets Equity Portfolio
o  Growth and Income Portfolio          o  Fixed Income Portfolio
   (Class A)                            o  High Yield Portfolio
o  North American Government Income     o  Mid Cap Growth Portfolio
   Portfolio (Class A)                  o  Mid Cap Value Portfolio
o  Premier Growth Portfolio (Class A)   o  Money Market Portfolio
o  Quasar Portfolio (Class A)           o  Technology Portfolio

American Century Variable Portfolios,   Neuberger Berman Advisers Management
Inc.                                    Trust

o  VP Income and Growth Portfolio       o  AMT Partners Portfolio
o  VP International Portfolio

Berger Institutional Products Trust     PIMCO Variable Insurance Trust

o  IPT - New Generation Fund            o  Long Term U.S. Government Bond
o  IPT - Small Company Growth Fund         Portfolio
                                        o  Total Return Bond Portfolio

Credit Suisse Warburg Pincus Trust

Emerging Growth Portfolio

Emerging Markets Portfolio
Global Post Venture Capital Portfolio
International Equity Portfolio
Small Company Growth Portfolio
Value Portfolio

Fidelity Variable Insurance Products    Franklin Templeton Variable Insurance
Fund II and III                         Products Trust

o  VIP III Balanced Portfolio           o  Templeton Developing Markets
o  VIP II Contrafund Portfolio             Securities Fund-Class 2
o  VIP II Index 500 Portfolio

Goldman Sachs Variable Insurance Trust  o  Templeton Growth Securities Fund -
                                           Class 2
o  CORE(SM) Large Cap Growth Fund       o  Templeton International Securities
o  CORE(SM) U.S. Equity Fund               Fund - Class 2
o  Global Income Fund
o  International Equity Fund

----------------------------
Guaranteed Investment        The Guaranteed Account is part of our general
Option                       account. We will credit interest equal to at least
                             4% per year, compounded annually on that portion
                             of Account Value that you allocate to the
                             Guaranteed Account. We may, in our discretion,
                             elect to credit a higher rate of interest. This
                             document generally describes only that portion of
                             the Account Value allocated to the Variable
                             Account.
----------------------------

================================================================================

                               Table of Contents

================================================================================

Special Terms

Summary of the Policy
     Overview
     Applying for a Policy
     Premium Payments
     Account Value
     Death Benefit
     Cash Benefits During the Life of the Insured
     Expenses of the Policy
     Federal Tax Considerations

Purchasing a Policy
     Applying for a Policy
     Your Right to Cancel the Policy
     Premiums
         Restrictions on Premiums
         Minimum Initial Premium
         Planned Periodic Premiums
         Additional Premiums
         Effect of Premium Payments
         Grace Period
         Premium Allocations
         Crediting Premiums

The Investment Options
     Variable Investment Options
     Guaranteed Investment Option

Investing Your Account Value
     Determining the Account Value
     Transfers
     Dollar Cost Averaging

Death Benefits
     Life Insurance Proceeds
     Death Benefit Options
     Changes in Death Benefit Options
     Changes in Face Amount

Cash Benefits During the Insured's Life
     Loans
     Partial Surrender
     Surrendering the Policy for Net Cash Surrender Value

Payment Options for Benefits

Expenses of the Policy
     Deductions From Premium
     Monthly Deductions From Account Value
     Deduction From Subaccount Assets
     Deductions Upon Policy Transactions

Other Policy Provisions

Performance Information

Federal Income Tax Considerations

Distribution of the Policy

About Us and the Accounts
     The Company
     The Separate Account
     The Guaranteed Account

Our Directors and Executive Officers

Other Information
     State Regulation
     Legal Proceedings
     Experts
     Legal Matters
     Published Ratings

Financial Statements

Appendices

================================================================================

                                 Special Terms

================================================================================

We have capitalized some special terms we use in this document. We have defined these terms here.

                                        Accounts. The Separate Account and the
                                        Guaranteed Account.

We use Account Value to determine       Account Value. The total amount in the
your policy benefits. How we            Accounts credited to your policy.
determine Account Value is described
on page 19.

If you have a request, please write     Administrative Office. One Alico
to us at this address.                  Plaza, P.O. Box 8718, Wilmington, DE
                                        19899.

                                        Age. The Insured's age as of his or her
                                        last birthday.

                                        Allocation Date. The first business
                                        day after the period to examine and
                                        cancel expires.

                                        Attained Age. The Insured's Age as of
                                        the Policy Date plus the number of
                                        completed Policy Years since the Policy
                                        Date.

                                        Beneficiary. The person(s) who is
                                        entitled to the Life Insurance Proceeds
                                        under the policy.

How we determine the Cash Surrender     Cash Surrender Value. Account Value less
Value is shown on page 21.              any applicable surrender charge, that
                                        would be assessed if the policy were
                                        surrendered.

                                        Code. The Internal Revenue Code of 1986, as amended.

                                        Death Benefit Amount. The amount
                                        determined to be the Life Insurance
                                        Proceeds based on the Face Amount, Death
                                        Benefit Qualification Option and the
                                        Life Insurance Proceeds Option which you selected.

You will specify the initial Face       Face Amount. The amount of insurance
Amount in your policy application.      specified by the Owner and from which we
The policy will also show the           determine the Death Benefit Amount.
initial Face Amount.

                                        Grace Period. The period of time
                                        following a monthly anniversary during
                                        which this policy will continue in force even though your Net Cash Surrender Value is less than the total monthly deduction then due.

                                        Guaranteed Account. An account within
                                        the general account which consists of
                                        all of our assets other than the assets
                                        of the Separate Account and any of our
                                        other separate accounts.

                                        Insured. A person whose life is covered
                                        under the policy. At the time of
                                        application, the insured must be 80
                                        years of age or younger, unless
                                        otherwise agreed to by Us.

We measure contestability periods       Issue Date. The date the policy is
from the Issue Date.                    actually issued and from which we
                                        measure contestability periods. It may
                                        be later than the Policy Date.

                                        Life Insurance Proceeds. The amount
                                        payable to a Beneficiary if the Insured
                                        dies while coverage under the policy is
                                        in force.

                                        Loan Account. The portion of the Account
                                        Value held in the Guaranteed Account as
                                        collateral for loans.

                                        Maturity Date. The first policy
                                        anniversary following the Insured's
                                        100th birthday.

                                        Monthly Anniversary. The same day as the Policy Date for each succeeding month. If the day of the Monthly Anniversary is the 29th, 30th or 31st and a month has no such day, the monthly anniversary is deemed to be the last day of that month.

We use this value to determine if       Net Cash Surrender Value. The Cash
your policy is in force.                Surrender Value less any Outstanding
                                        Loans.

                                        Net Premium. Any premium paid less any
                                        expense charges deducted from the
                                        premium payment.

You may be an Owner even if you are     Owner. The person who purchased the
not the Insured.                        policy as shown in the application,
                                        unless later changed.

                                        Planned Periodic Premium. The amount and frequency of premium to be paid until the Maturity Date. You select this at the time of application.

We use the Policy Date as the date      Policy Date. The date as of which we
coverage begins and to determine all    have received the initial premium and an
anniversary dates.                      application in good order. Coverage will
                                        not begin unless your policy is issued.

                                        Policy Year. Each period of twelve
                                        months commencing with the Policy Date.

                                        Separate Account. Variable Account B, a
                                        separate investment account of ours.

                                        Valuation Date. Each day the New York
                                        Stock Exchange is open for trading.

                                        Valuation Period. A period commencing
                                        with the close of trading on the New
                                        York Stock Exchange (currently 4 P.M.,
                                        Eastern Time) on any Valuation Date and
                                        ending as of the close of the New York
                                        Stock Exchange on the next succeeding
                                        Valuation Date.

================================================================================

                             Summary of the Policy

================================================================================

Because this is a summary, it does not contain all the information that may be important to you. You should read this entire document carefully before you decide to purchase a policy.

                                        Overview

If you select any variable investment   The policy is a flexible premium
options, your policy benefits will      variable universal life policy. Like
vary based upon the returns earned by   traditional life insurance, the policy
those variable investment options. The  provides an initial minimum death
returns may be zero or negative and     benefit and cash benefits that you can
you bear this risk.                     access through loans, partial surrenders
                                        or a full surrender. Unlike traditional
                                        life insurance, you may choose how to
                                        invest your Account Value.

                                        The policy allows you to make certain
                                        choices that will tailor the policy to
                                        your needs. When you apply for the
                                        policy, we will ask you to make some of
                                        these choices. You may also change your
                                        choices to meet your changing insurance
                                        needs.

                                        Applying for a Policy

                                        You may apply for a policy to cover a
                                        person, the "Insured," who is between
                                        18-80 years of age, unless otherwise
                                        agreed to by Us.


Amount of life insurance benefits.      When you apply for a policy, you must
                                        select the Face Amount. The Face Amount
                                        must be at least $50,000, for all
                                        Insureds.


When your coverage will become          Your policy will become effective after:
effective.

                                        o  We accept your application.

                                        o  We receive an initial premium payment
                                           in an amount we determine.

                                        o  We have completed our review to our
                                           satisfaction.


Your right to cancel the policy.        Once you receive your policy, you should
                                        read the policy. You have the right to
                                        cancel the policy for any reason within

                                        o  45 days after you sign Part I of the
                                           application; or,

                                        o  10 calendar days after you receive
                                           the policy. If required by the state
                                           where you live, we will extend the
                                           time period to the number of days
                                           required by law.

                                        Premium Payments

Minimum initial premium.                Before your policy is effective, you
                                        must pay the minimum initial premium. We will calculate the initial minimum premium based on a number of factors, such as the age, sex and underwriting rate class of the proposed Insured, the desired Face Amount, and any supplemental benefits or riders applied for.

Planned periodic premium.               When you apply for a policy, you will
                                        select the amount of premium payments
                                        you plan to pay during the term of the
                                        policy. We will establish a minimum for
                                        this amount. You will also select
                                        intervals when you plan to pay this
                                        premium amount, such as monthly,
                                        quarterly, semiannually, or annually.

Flexibility in premium payments.        During the term of the policy, you may
                                        pay premiums at any time, and in any
                                        amount, within limits. Thus, you are not required to pay the planned periodic premium and you may make payments in addition to the planned periodic premium.

                                        Account Value

                                        We will measure your benefits under the
                                        policy by your Account Value. Your
                                        Account Value will reflect:

                                        o  the premiums you pay; and

                                        o  the returns earned by the subaccounts
                                           you select; and

                                        o  the interest credited on amounts
                                           allocated to the Guaranteed Account;
                                           and

                                        o  any loans or partial surrenders; and

                                        o  the policy charges and expenses we
                                           deduct; and

                                        o  Surrender charges.

                                        Death Benefit

Death Benefit Selections.               When you apply for a policy, you must
                                        select:

                                        o  The Face Amount.

                                        o  The death benefit option, which will
                                           be the manner in which we calculate
                                           the death benefit for your policy.

                                        o  The tax qualification option, which
                                           will be the manner in which we test
                                           your policy under the Code for
                                           meeting the definition of life
                                           insurance.

Death Benefit Options.                  You may select from two death benefit
                                        options. They are:

Level Death Benefit Option.             o  Level Death Benefit Option

                                           The basic death benefit will be the
                                           greater of:

                                           (1) The Face Amount; or,

                                           (2) Account Value on the date of
                                               death multiplied by the
                                               appropriate minimum death benefit
                                               factor.

Increasing Death Benefit Option.        o  Increasing Death Benefit Option

                                           The basic death benefit will be the
                                           greater of:

                                           (1) The Face Amount plus the Account
                                               Value; or,

                                           (2) Account Value on the date of
                                               death multiplied by the
                                               appropriate minimum death benefit
                                               factor.

                                        The minimum death benefit factors we use are based upon the tax qualification option you select and the Attained Age, sex and smoker status of the Insured.

Tax Qualification Options.              You may select from two tax
                                        qualification options.  They are:

                                        o  Guideline Premium/Cash Value Corridor
                                           Test. The minimum death benefit
                                           factors are based upon the Code.

                                        o  Cash Value Accumulation Test. The
                                           minimum death benefit factors are
                                           based upon the 1980 Commissioners
                                           Standard Ordinary Mortality Tables
                                           and a 4% effective annual interest
                                           rate.

Changes You May Make.                   Within limits, you may change the death
                                        benefit option and, after the first
                                        Policy Year, may change the Face Amount.
                                        You may not change the tax qualification option.

                                        Cash Benefits During the Life of the
                                        Insured

                                        During the life of the Insured, your
                                        policy has cash benefits that you can
                                        access within limits through loans,
                                        partial surrenders or a surrender.

                                        o  Loans -- You may borrow against your
                                           Net Cash Surrender Value at any time.
                                           If your policy is a modified
                                           endowment contract, the Code may
                                           treat the loan as a taxable
                                           distribution of income.

                                        o  Partial Surrenders -- You may
                                           withdraw part of your Account Value
                                           after the first Policy Year. We may
                                           deduct an administrative charge. If
                                           you make a partial surrender during
                                           the surrender charge period, we will
                                           deduct a surrender charge. A partial
                                           surrender may result in a decrease
                                           in the Face Amount of your policy
                                           depending upon your death benefit
                                           option.

                                        o  Surrender -- You may surrender your
                                           policy for its Net Cash Surrender
                                           Value. If you surrender your policy
                                           during the surrender charge period,
                                           we will deduct a surrender charge. A
                                           surrender will terminate your policy.

Expenses reduce your returns under      Expenses of the Policy
the policy.
                                        We deduct expenses related to your
                                        policy. These deductions are made:

                                        o  from premium, your Account Value
                                           and the assets of the subaccounts;
                                           and

                                        o  upon certain transactions.

                                        Deduction From Premium -- we will deduct state premium taxes, federal taxes and sales charges from your premium payments. Premium taxes are charges at a percent of premium equal to state and local tax rates based on the Insured's place of residence. DAC taxes will be deducted from Account Value at a rate imposed by federal tax law, currently equivalent to 1.00% of Premium. In place of these lump sum deductions for premium and DAC taxes, we may offer optional methods of payment at the time you apply for a policy. Total sales charges will not exceed 9% of premium.

                                        Deductions From Account Value -- we will deduct on each Monthly Anniversary charges for:

                                        o  The administration of your policy
                                           up to a maximum of $10 per month per
                                           insured. For fully underwritten
                                           business, there is an additional
                                           charge of up to $25 per month per
                                           insured for the first Policy Year and
                                           the first 12 months following an
                                           increase in Face Amount.

                                        o  The cost of insurance for your
                                           policy.

                                        o  The costs associated with mortality
                                           and expense risk charges. We will
                                           deduct a daily charge from your
                                           Policy Account Value in the
                                           subaccounts for assuming certain
                                           mortality and expense risks under the
                                           policy. This charge does not apply to
                                           the amounts you allocate in the
                                           Guaranteed Account. The current
                                           charge is at an annual rate of 0.50%
                                           of net assets in the subaccounts.
                                           Although, we reserve the right to
                                           increase or decrease this charge, it
                                           is guaranteed not to exceed 1.00% for
                                           the duration of your policy. If your
                                           policy is issued at a charge of less
                                           than 1.00%, we will notify you before
                                           we increase this charge. We may
                                           realize a profit from this charge.

                                        o  The cost of any supplemental
                                           benefits and riders.

                                        o  The Acquisition and Underwriting
                                           costs of your Policy

                                        Subject to our approval, you may request us to take the monthly deductions from your unloaned Account Value allocated to the Money Market Subaccount, Guaranteed Account or specified subaccounts. Otherwise we will take the monthly deductions from each Subaccount and the Guaranteed Account on a pro rata basis.

                                        Deductions Upon Certain Policy
                                        Transactions-- If you make a
                                        transaction, a charge may apply. They
                                        are:

                                        o  Transfer Charge -- You may make
                                           twelve transfers each Policy Year
                                           free of charge. Thereafter, we will
                                           deduct a fee of $25 per transfer from
                                           the transferred amount.

Administrative Charges for              o  Partial Surrenders -- We charge the
Partial Surrenders.                        lesser of $25 or 2% of the amount
                                           surrendered for processing any
                                           withdrawal. In certain states the
                                           charge may be the lesser of $25 or 2%
                                           of the amount surrendered.

Surrender Charges                       A partial surrender may also be subject
                                        to a surrender charge. A surrender
                                        charge for partial surrenders is equal
                                        to a pro rata portion of the surrender
                                        charge that would apply to a full
                                        surrender. This applies during the first
                                        14 Policy Years and for the first 14
                                        years immediately following an increase
                                        in Face Amount.

                                        o  Full Surrender -- If you request a
                                           full surrender during the first 14
                                           Policy Years, we may deduct a
                                           surrender charge based on the initial
                                           Face Amount. If you request a
                                           surrender within 14 Policy Years
                                           immediately following an increase in
                                           Face Amount, we will deduct a
                                           surrender charge based on the
                                           increase in Face Amount. The
                                           surrender charge will be deducted
                                           before any surrender proceeds are
                                           paid.

Surrender Charge for Face               o  Decrease in Face Amount -- We may
Amount Decreases.                          also deduct a surrender charge from
                                           the Account Value upon a decrease in
                                           Face Amount. If you request a
                                           decrease in Face Amount during the
                                           first 14 Policy Years, we will deduct
                                           a surrender charge based on the
                                           initial Face Amount. If you request a
                                           decrease within 14 years immediately
                                           following an increase in Face Amount,
                                           we will deduct a surrender charge
                                           based on
                                           the increase in Face Amount.

                                        Policy Charges and Deductions

Transaction Charges                     Sales Charge -- not to exceed 9% of
                                        each premium payment.

                                        DAC Tax Charge--1.00% of each premium
                                        payment.

                                        Premium Tax Charge(1) -- depends on the
                                        state of residence.

                                        Transfer Charge -- $25 for each transfer in excess of 12 each Policy Year.

                                        Surrender Charge -- during the first 14
                                        Policy Years and the first 14 years
                                        immediately following an increase in
                                        Face Amount, there may be a surrender
                                        charge. The lowest and highest maximum
                                        surrender charge will range from $9.00
                                        to $46.00 per $1,000 of Face Amount.(2)

Partial Surrender                       Lesser of $25 or 2% of the amount
Administrative Charge                   surrendered.


Account Value Charges                   Cost of Insurance Charge(3)
(deducted monthly)                      Current COI rates will never exceed
                                          the 1980 Commissioners Standard
                                        Ordinary Mortality Tables.

Monthly Expense Charge Per Policy       Current Charge - $6.00
                                        Guaranteed Charge - $10.00

                                        For fully underwritten business, there
                                        is an additional monthly administrative
                                        charge during the first Policy Year and
                                        during the first 12 policy months
                                        following an increase in Face Amount
                                        currently at a monthly rate of $20 per
                                        insured, guaranteed not to exceed $25
                                        per insured per policy month.

Annual Separate Account                 Mortality and Expense Risk Charge:
Charges (deducted daily and shown as           Current Charge - 0.50%
an annualized  percentage of average           Guaranteed Charge - 1.00%
net assets)

                                        FOOTNOTES

                                        1. We deduct a premium tax charge
                                           equal to the actual state and local
                                           tax rate from each premium payment.
                                           Typical state and local premium tax
                                           rates currently range from 2% to
                                           3.5%.

                                        2. A policy's surrender charge is
                                           based on the Policy Year, issue age,
                                           sex and smoker status of the Insured
                                           and the policy's Face Amount. If a
                                           policy were surrendered in the ninth
                                           Policy Year, a 45-year old nonsmoking
                                           male with $500,000 Face Amount
                                           policy, the surrender charge would be
                                           $7,200.00. For a 65-year-old
                                           nonsmoking male purchasing a $200,000
                                           Face Amount policy, the surrender
                                           charge premium would be $4,320.00.
                                           (See Appendix A for additional
                                           examples of surrender charges).

                                        3. Current and guaranteed cost of
                                           insurance charges are based on the
                                           issue age (or attained age in the
                                           case of increase in Specified
                                           Amount), sex, rate class of the
                                           Insured, and Policy Year. The current
                                           cost of insurance charge will never
                                           exceed the guaranteed cost of
                                           insurance charge shown in the policy.
                                           (See "Charges and Deductions - Cost
                                           of Insurance Charge.")

                           Annual Portfolio Expenses
                          Before Waiver/Reimbursement
                            As of December 31, 2000

The purpose of this table is to assist the Owner in understanding the various costs and expenses that will be incurred, directly or indirectly. It is based on historical expenses as a percentage of net assets before waivers and/or reimbursements, if applicable, for the year ended December 31, 2000, except as indicated below. Expenses of the portfolios of the Funds are not fixed or specified under the terms of the policy. Actual expenses may vary.

                                                          Management       Other      12b-1       Total
                                                            Fees        Expenses       Fees      Expenses
                                                            ----        --------       ----      --------
Alliance Variable Product Series Fund
Growth Portfolio                                            0.75%          0.06%       0.00%       0.81%
Growth and Income Portfolio                                 0.63%          0.06%       0.00%       0.69%
North American Government Income Portfolio(1)               0.65%          0.59%       0.00%       1.24%
Premier Growth Portfolio                                    1.00%          0.04%       0.00%       1.04%
Quasar Portfolio(1)                                         1.00%          0.14%       0.00%       1.14%

American Century Variable Portfolios, Inc.
VP Income and Growth Portfolio                              0.70%          0.00%       0.00%       0.70%
VP International Portfolio(2)                               1.23%          0.00%       0.00%       1.23%

Berger Institutional Products Trust
IPT New Generation Fund(3)                                  0.85%          2.67%       0.00%       3.52%
IPT Small Company Growth Fund                               0.85%          0.13%       0.00%       0.98%

Credit Suisse Warburg Pincus Trust (4)
Emerging Growth Portfolio                                   0.90%          0.40%       0.00%       1.30%
Emerging Markets Portfolio                                  1.25%          0.44%       0.00%       1.69%
Global Post Venture Capital Portfolio                       1.25%          0.28%       0.00%       1.53%
International Equity Portfolio                              1.00%          0.31%       0.00%       1.31%
Small Company Growth Portfolio                              0.90%          0.23%       0.00%       1.13%
Value Portfolio                                             0.75%          0.54%       0.00%       1.29%

Fidelity Variable Insurance Products Fund II
& III - Initial Class(4)
VIP III Balanced Portfolio                                  0.43%          0.15%       0.00%       0.58%
VIP II Contrafund Portfolio                                 0.57%          0.09%       0.00%       0.66%
VIP II Index 500 Portfolio                                  0.24%          0.09%       0.00%       0.33%

Goldman Sachs Variable Insurance Trust(5)
CORE(SM) Large Cap Growth Fund                              0.70%          0.53%       0.00%       1.23%
CORE(SM) U.S. Equity Fund                                   0.70%          0.17%       0.00%       0.87%
Global Income Fund                                          0.90%          2.05%       0.00%       2.95%
International Equity Fund                                   1.00%          0.99%       0.00%       1.99%

Morgan Stanley Universal Institutional Funds(6)
Emerging Markets Equity Portfolio                           1.25%          0.71%       0.00%       1.96%
Fixed Income Portfolio                                      0.40%          0.49%       0.00%       0.89%
High Yield Portfolio                                        0.50%          0.54%       0.00%       1.04%
Mid Cap Growth Portfolio                                    0.75%          1.54%       0.00%       2.29%
Mid Cap Value Portfolio                                     0.75%          0.52%       0.00%       1.27%
Money Market Portfolio                                      0.30%          0.37%       0.00%       0.67%
Technology Portfolio                                        0.80%          0.56%       0.00%       1.36%

Neuberger Berman Advisers Management Trust
AMT Partners Portfolio                                      0.82%          0.10%       0.00%       0.92%

PIMCO Variable Insurance Trust(7)
Long-Term U.S. Government Bond Portfolio                    0.65%          0.00%       0.00%       0.65%
Total Return Bond Portfolio                                 0.65%          0.01%       0.00%       0.66%

Franklin Templeton Variable Insurance Products Trust(8)
Templeton Developing Markets Securities Fund - Class 2      1.25%          0.31%       0.25%       1.81%
Templeton Growth Securities Fund - Class 2(9)               0.81%          0.06%       0.25%       1.12%
Templeton International Securities Fund - Class 2           0.67%          0.20%       0.25%       1.12%

Other Expenses                          1. As a percentage of average daily net
After Waivers/Reimbursement                assets, "Total Operating Expenses"
                                           after reimbursement by Alliance
                                           Capital Management L.P.for the period
                                           ended December 31, 2000, were 0.95%
                                           for North American Government Income
                                           and 0.95% for Quasar Portfolio.

                                        2. The Fund has a stepped fee schedule.
                                           As a result, the fund's management
                                           fee rate generally decreases as fund
                                           assets increase.

                                        3. Under a written contract, the Fund's
                                           investment advisor waives its fee and
                                           reimburses the Fund to the extent
                                           that, at any time during the life of
                                           the Fund, the Fund's annual operating
                                           expenses exceed 1.15% of its average
                                           daily net assets. The contract may
                                           not be terminated or amended except
                                           by a vote of the Fund's Board of
                                           Trustees. The expenses shown for the
                                           Berger IPT - New Generation Fund are
                                           annualized. With this waiver and
                                           reimbursement, "Other Expenses" and
                                           "Total Operating Expenses" are 0.30%
                                           and 1.15% respectively for Berger IPT
                                           - New Generation Fund.

                                        4. Fee waivers, expense reimbursements
                                           or credits reduce some expenses
                                           during 2000 but may be discontinued
                                           at any time. Total annual portfolio
                                           expenses after waivers,
                                           reimbursements or credits are
                                           Emerging Growth Portfolio 1.25%,
                                           Emerging Markets Portfolio 1.40%,
                                           Global Post Venture Capital 1.40%,
                                           International Equity Portfolio 1.29%,
                                           Small Company Growth Portfolio 1.11%
                                           and Value Portfolio 1.00%.

                                        5. Fidelity Management & Research
                                           Company agreed to reimburse a portion
                                           of VIP II Index 500 during the
                                           period. With this reimbursement,
                                           "Management Fee," "Other Expenses"
                                           and "Total Operating Expenses" are
                                           0.24%, 0.04% and 0.28% for Index 500.
                                           For Contrafund and Balanced, actual
                                           annual class operating expenses were
                                           lower because a portion of the
                                           brokerage commissions that the fund
                                           paid were used to reduce the fund's
                                           expenses. In addition, through
                                           arrangements with the fund's
                                           custodian, credits realized as a
                                           result of uninvested cash balances
                                           are used to reduce a portion of the
                                           fund's custodian expenses. With these
                                           offsets, the expenses were 0.63% for
                                           Contrafund and 0.56% for Balanced.
                                           These offsets may be discontinued at
                                           any time.

                                        6. Each Fund's expenses are based on
                                           estimated expenses for fiscal year
                                           ended December 31, 2000. Goldman
                                           Sachs Asset Management and Goldman
                                           Sachs Asset Management International
                                           have voluntarily agreed to reduce or
                                           limit certain expenses (excluding
                                           management fees, taxes, interest and
                                           brokerage fees, and litigation,
                                           indemnification and other
                                           extraordinary expenses) to the extent
                                           such expenses exceed the percentage
                                           stated below (as calculated per
                                           annum) of each Fund's respective
                                           average daily net assets. With these
                                           limitations described above, "Other
                                           Expenses" and "Total Operating
                                           Expenses" are: CORE(SM) U.S. Equity
                                           Fund, 0.20% and 0.90%; CORE(SM) Large
                                           Cap Growth Fund, 0.20% and 0.90%;
                                           International Equity Fund, 0.35% and
                                           1.35%; and Global Income Fund, 0.25%
                                           and 1.15%. The investment advisers
                                           may discontinue or modify any
                                           limitations in the future at its
                                           discretion.

                                        7. The investment adviser assigned to a
                                           portfolio is entitled to receive from
                                           such portfolio a management fee,
                                           payable quarterly, at an annual rate
                                           as a percentage of average daily net
                                           assets as set forth in the
                                           prospectus. With respect to the Money
                                           Market, Fixed Income, High Yield, Mid
                                           Cap Growth, Mid Cap Value, Emerging
                                           Markets Equity and Technology
                                           Portfolios, each portfolio's
                                           investment adviser has voluntarily
                                           agreed to waive its investment
                                           advisory fees to reimburse the
                                           portfolios so such fees would not
                                           cause their respective "Total
                                           Operating Expenses" to exceed the
                                           following: Emerging Markets Equity
                                           1.80%; Fixed Income 0.70%; High Yield
                                           0.80%; Mid Cap Growth 1.05%; Mid Cap
                                           Value 1.05%; Technology 1.15% and
                                           Money Market 0.55%. The adviser may
                                           terminate this voluntary waiver at
                                           any time at its sole discretion.

                                        8. Other Expenses" reflect each
                                           Portfolio's organizational expenses
                                           and pro rata Trustees' fees. PIMCO
                                           has contractually agreed to reduce
                                           total annual portfolio operating
                                           expenses to the extent they would
                                           exceed, due to the payment of
                                           organizational expenses and Trustees'
                                           fees, 0.65% and 0.65% respectively of
                                           average daily net assets for each of
                                           the PIMCO Long-Term U.S. Government
                                           and Total Return Portfolios.

                                        9. Class 2 shares of the portfolio have
                                           a distribution plan or "Rule 12B-1
                                           Plan" which is described in the
                                           Funds' prospectus.

                                       10. The fund administration fee is paid
                                           indirectly through the management
                                           fee.

Expenses of the variable investment     In addition, you will indirectly bear
options also reduce your returns.       the costs of the investment management
                                        fees and expenses paid from the assets
                                        of the portfolios you select.

                                        Federal Tax Considerations

You should consider the impact of       Your purchase of, and transactions
the Code.                               under, your policy may have tax
                                        consequences that you should consider
                                        before purchasing the policy. You may
                                        wish to consult a tax adviser. In
                                        general, the Life Insurance Proceeds
                                        will not be taxable income to the
                                        Beneficiary. You will not be taxed as
                                        your Account Value increases. Upon a
                                        distribution from your policy, however,
                                        you may be taxed on any increase in
                                        policy Account Value.

================================================================================

                              Purchasing a Policy

================================================================================

                                        Applying for a Policy

                                        To purchase a policy, you must complete
                                        an application and submit it to us. You
                                        must specify certain information in the
                                        application, including the Face Amount,
                                        the death benefit option and
                                        supplemental benefit riders, if any. We
                                        may also require information to
                                        determine if the Insured is an
                                        acceptable risk to us. We may require a
                                        medical examination of the Insured and
                                        ask for additional information.

Our age requirement for the Insured.    You may apply for a policy to cover a
                                        person who is at least 18 but 80 or
                                        younger.

The minimum Face Amount.                The Face Amount must be at least
                                        $50,000, for each Insured.

We require a minimum initial premium.   We require that you pay a minimum
                                        initial premium before we will issue the policy. You may pay the minimum initial premium when you submit the application or at a later date.

                                        We will not issue a policy until we have accepted the application. We reserve the right to reject an application for any reason or "rate" an Insured as a substandard risk.

When your coverage will be effective.   Your policy will become effective after:

                                        o  We accept your application.

                                        o  We receive an initial premium payment
                                           in an amount we determine.

                                        o  We have completed our review of your
                                           application to our satisfaction.

                                        Your Right to Cancel the Policy

Period to Examine and Cancel.           Once you receive your policy, you should
                                        read the policy. You have the right to
                                        cancel the policy for any reason within
                                        the later of:

                                        o  45 days after you sign Part I of the
                                           application; or,

                                        o  10 calendar days after you receive
                                           the policy. If required by the state
                                           where you live, we will extend the
                                           time period to the number of days
                                           required by law.

                                        This is your "Period to Examine and
                                        Cancel."

                                        Your right to cancel also applies to the amount of any increase in Face Amount.

How to cancel your policy.              You may cancel the policy by returning
                                        it to our Administrative Office or to
                                        your agent within the applicable time
                                        with a written request for cancellation.
                                        Unless otherwise required by law, we
                                        will refund you the premium paid on the
                                        policy. Thus, the amount we return will
                                        not reflect the returns of the
                                        subaccounts you selected in your
                                        application.

                                        Premiums

                                        The policy allows you to select the
                                        timing and amount of premium payments
                                        within limits. Send premium payments to
                                        our Administrative Office.

All your premium payments must          Restrictions on Premiums. We may not
comply with our requirements.           accept any premium payment:

                                        o  If it is less than $50.

                                        o  If the premium would cause the policy
                                           to fail to qualify as a life
                                           insurance contract as defined in
                                           Section 7702 of the Code, we will
                                           refund any portion of any premium
                                           that causes the policy to fail. In
                                           addition, we will monitor the policy
                                           and will attempt to notify you on a
                                           timely basis if your policy is in
                                           jeopardy of becoming a modified
                                           endowment contract under the Code.

                                        o If the premium would increase the
                                           amount of our risk under your policy
                                           by an amount greater than that
                                           premium amount. In such cases, we may
                                           require satisfactory evidence of
                                           insurability before accepting that
                                           premium.

Types of premium payments               Minimum Initial Premium. We will
                                        calculate the minimum initial premium.
                                        The amount is based on a number of
                                        factors, including the Age, sex and
                                        underwriting class of the proposed
                                        Insured, the desired Face Amount and any supplemental benefits or riders applied for.

We establish a minimum planned          Planned Periodic Premiums. When you
periodic premium.                       apply for a policy, you select a plan
                                        for paying level premiums at specified
                                        intervals. The intervals may be monthly, quarterly, semi-annually or annually, for the life of the policy. We will establish a minimum amount that may be used as the planned periodic premium. We may recalculate this minimum amount if the Face Amount of the policy is increased or decreased.

                                        You are not required to pay premiums in
                                        accordance with this plan. Rather, you
                                        can pay more or less than the planned
                                        periodic premium or skip a planned
                                        periodic premium entirely.

                                        At any time you can change the amount
                                        and frequency of planned periodic
                                        premium by sending a written notice to
                                        our Administrative Office.

                                        Additional Premiums. Additional premiums are premiums other than planned premiums. Additional premiums may be paid in any amount and at any time subject to the Code.

                                        Depending on the Account Value at the
                                        time of an increase in the Face Amount
                                        and the amount of the increase
                                        requested, an additional premium may be
                                        needed to prevent your policy from
                                        terminating.

Paying premiums may not ensure that     Effect of Premium Payments. In general,
your policy remains in force.           paying all planned periodic premiums may
                                        not prevent your policy from lapsing. In addition, if you fail to pay any planned periodic premiums, your policy will not necessarily lapse.

                                        Your policy will lapse only when the Net
                                        Cash Surrender Value on a Monthly
                                        Anniversary is less than the amount of
                                        that date's monthly deduction. This
                                        could happen if the Net Cash Surrender
                                        Value has decreased because:

                                        o  of the negative return or
                                           insufficient return earned by one or
                                           more of the subaccounts you selected;
                                           or,

                                        o  of any combination of the following
                                           -- you have outstanding loans, you
                                           have taken partial surrenders, we
                                           have deducted policy expenses, or you
                                           have made insufficient premium
                                           payments to offset the monthly
                                           deduction.

Your policy will not terminate          Grace Period. In order for insurance
immediately after your Account Value    coverage to remain in force, the Net
is insufficient.                        Cash Surrender Value on each Monthly
                                        Anniversary must be equal to or greater
                                        than the total monthly deductions for
                                        that Monthly Anniversary. If it is not,
                                        you have a Grace Period of 61 days
                                        during which the policy will continue in force. The Grace Period begins on the Monthly Anniversary that the Net Cash
                                        Surrender Value is less than the total
                                        monthly deductions then due. If we do
                                        not receive a sufficient premium before
                                        the end of the Grace Period, the policy
                                        will terminate without value.

                                        We will send you a written notice within 30 days of the beginning of any Grace Period. The notice will state:

                                        A Grace Period of 61 days has begun.

How much you must pay to prevent your   The amount of premium required to
policy from terminating.                prevent your policy from terminating.
                                        This amount is equal to the amount
                                        needed to increase the Net Cash
                                        Surrender Value sufficiently to cover
                                        total monthly deductions for the next
                                        three (3) Monthly Anniversaries.

                                        If the Insured dies during the Grace
                                        Period, we will still pay the Life
                                        Insurance Proceeds to the Beneficiary.
                                        The amount we pay will reflect a
                                        reduction for the unpaid monthly
                                        deductions due on or before the date of
                                        the Insured's death.

                                        If your policy lapses with an
                                        outstanding loan you may have taxable
                                        income.

                                        Premium Allocations. In the application, you specify the percentage of Net Premiums to be allocated to each subaccount and Guaranteed Account. However, until the period to examine and cancel expires, we invest this amount in the Money Market Subaccount. On the first business day after the period expires, we will reallocate your Account Value based on the premium allocation percentages in your application.

                                        For all subsequent premiums, we will use the allocation percentages you specified in the application until you change them. You can change the allocation percentages at any time by sending written notice to our Administrative Office. The change will apply to all Premiums received with or after your notice.

                                        Allocation Rules. Your allocation
                                        instructions must meet the following
                                        requirements:

                                        o  Each allocation percentage must be a
                                           whole number; and,

                                        o  Any allocation to a subaccount must
                                           be at least 5%; and the sum of your
                                           allocations must equal 100%.

                                        Crediting Premiums. Your initial Net
                                        Premium will be credited to your Account
                                        Value as of the Policy Date. We will
                                        credit and invest subsequent Net
                                        Premiums on the date we receive the
                                        premium or notice of deposit at our
                                        Administrative Office. We will process
                                        premiums at the price next computed
                                        after receipt of premium. Premiums
                                        received by 4:00 PM Eastern Time on a
                                        Valuation Date will be processed as of
                                        that day. Premiums received after 4:00
                                        PM Eastern Time on a Valuation Date will be processed as of the next Valuation Date.

                                        If any premium requires us to accept
                                        additional risk, we will allocate this
                                        amount to the Money Market Subaccount
                                        until we complete our underwriting. When accepted, and at the end of the period to examine and cancel the policy, we will allocate it in accordance with your allocation percentages.

================================================================================

                             The Investment Options

================================================================================

                                        You may allocate your Account Value to:

                                        o  the subaccounts which invest in the
                                           variable investment options; or

                                        o  the Guaranteed Account.

                                        Variable Investment Options

                                        Under the policy, you may currently
                                        allocate your Account Value into any of
                                        the available subaccounts. Each
                                        subaccount invests in shares of a
                                        corresponding portfolio of a fund. These portfolios operate similarly to a mutual fund but are only available through the purchase of certain insurance contracts. The funds may also include other portfolios which are not available under the policy.

Alliance Variable Products              Growth Portfolio - provides long term
Series Fund                             growth of capital. Current income is
                                        only an incidental consideration. The
                                        portfolio seeks to achieve its objective by investing primarily in equity securities of companies with favorable earnings outlooks, which have long-term growth rates that are expected to exceed that of the U.S. economy over time.

                                        Growth and Income Portfolio -- seeks to
                                        balance the objectives of reasonable
                                        current income and reasonable
                                        opportunities for appreciation through
                                        investments primarily in dividend-paying common stocks of good quality. Investments may also be made in fixed income securities and convertible securities.

                                        North American Government Income
                                        Portfolio - seeks the highest level of
                                        current income, consistent with what
                                        Alliance considers to be prudent
                                        investment risk, that is available from
                                        portfolios of debt securities issued or
                                        guaranteed by the governments of the
                                        United States, Canada, Mexico, their
                                        political subdivisions, (including
                                        Canadian provinces, but excluding states of the United States) agencies, instrumentalities, or authorities.

                                        Premier Growth Portfolio -- seeks growth of capital by pursuing aggressive investment policies. The portfolio invests primarily in equity securities of U.S. companies that are judged likely to achieve superior earnings growth.

                                        Quasar Portfolio -- seeks growth of
                                        capital by pursuing aggressive
                                        investment policies. The portfolio
                                        invests for capital appreciation and
                                        only incidentally for current income.
                                        The portfolio generally invests in a
                                        diversified portfolio of equity
                                        securities of any company and industry
                                        and in any type of security which is
                                        believed to offer possibilities for
                                        capital appreciation.

                                        The Alliance Variable Products Series
                                        Fund is managed by Alliance Capital
                                        Management L.P.

American Century Variable               American Century VP Income and Growth -
Portfolios, Inc.                        seeks dividend growth, current income
                                        and capital appreciation by investing in diversified portfolio of U.S. stocks.
                                        The management team strives to
                                        outperform the S&P 500 over time while
                                        matching the risk characteristics of the index.

                                        American Century VP International is for long-term equity investors who want to diversify their domestic portfolio by adding broad exposure to developed foreign markets through the stocks of larger, fast growing companies. International investing involves special risks such as political instability and currency fluctuations.

                                        The funds' investment advisor is
                                        American Century Investment Management,
                                        Inc. The advisor is responsible for
                                        managing the investment portfolios of
                                        the funds and directing the purchases
                                        and sales of its investment securities.
                                        The advisor also arranges for transfer
                                        agency, custody and all other services
                                        necessary for the funds to operate.


Berger Institutional Products           Berger IPT - New Generation Fund - seeks
Trust (IPT)                             capital appreciation by investing in
                                        leading-edge companies with new ideas,
                                        technologies or methods of doing
                                        business. Its investment manager seeks
                                        companies it believes have the potential to change the direction or dynamics of the industries in which they operate or significantly influence the way businesses or consumers conduct their affairs.

                                        Berger IPT - Small Company Growth Fund - seeks capital appreciation by investing primarily in a diversified group of stocks of small growth companies that have dominant positions in emerging industries or growing market shares in larger, fragmented industries.

                                        Berger LLC is the investment advisor to
                                        these Funds. Berger LLC is responsible
                                        for managing the investment operations
                                        of the Funds and the composition of
                                        their investment portfolios. Berger LLC
                                        also acts as each Funds' administrator
                                        and is responsible for such functions as monitoring (IPT) compliance with all applicable federal and state laws.

Credit Suisse Warburg                   Emerging Growth Portfolio - seeks
Pincus Trust                            maximum capital appreciation. The
                                        portfolio invests in U.S. Equity
                                        Securities focusing on emerging-growth
                                        companies. It looks for growth
                                        characteristics such as positive
                                        earnings and potential for accelerated
                                        growth.

                                        Emerging Markets Portfolio - seeks long
                                        term growth of capital. The portfolio
                                        invests in foreign equity securities
                                        focusing on the worlds less developed
                                        countries.  It analyzes a company's
                                        growth potential, using a bottom-up
                                        investment approach.

                                        Global Post-Venture Capital Portfolio -
                                        seeks long term growth of capital. The
                                        portfolio invests primarily in equity
                                        securities of U.S. and foreign companies considered to be in their post-venture capital stage of development. The portfolio may invest in companies of any size and takes a growth investment approach to identifying attractive post-venture capital investments.

                                        International Equity Portfolio - seeks
                                        long term capital appreciation. The
                                        portfolio invests in foreign equity
                                        securities that diversify its
                                        investments across countries, including
                                        emerging markets. The portfolio favors
                                        stocks with discounted valuations, using a value-based, bottom-up investment approach.

                                        Small Company Growth Portfolio- seeks
                                        capital growth. The portfolio invests in equity securities of small U.S. companies. Using a growth investment style, the portfolio looks for either developing or older companies in a growth stage or companies providing products or services with a high unit-volume growth rate.

                                        Value Portfolio - seeks long term growth of capital and income.
                                        The portfolio invests primarily in
                                        equity securities focusing on large
                                        U.S. Companies.  It analyzes such
                                        factors as price-to-earnings and
                                        price-to-book ratios, using a value
                                        investment style.

                                        Credit Suisse Warburg Pincus Trust (the
                                        "Trust")is an open-end management
                                        investment company. Credit Suisse Asset
                                        Management, LLC (CSAM) is the investment adviser to each portfolio of the Trust. CSAM is an indirect wholly owned U.S. subsidiary of Credit Suisse Group.


Fidelity Variable Insurance             VIP III Balanced Portfolio - seeks both
Products Fund II and III                income and growth of capital.

                                        VIP II Contrafund Portfolio -- seeks
                                        long term capital appreciation.

                                        VIP II Index 500 Portfolio -- seeks
                                        investment results that correspond to
                                        the total return of common stocks
                                        publicly traded in the United States, as represented by the S&P 500.

                                        Fidelity Management & Research Company
                                        is the investment adviser for the
                                        Fidelity Variable Insurance Products
                                        Fund II and III. Bankers Trust Company,
                                        a wholly-owned subsidiary of Bankers
                                        Trust Corporation (formerly Bankers
                                        Trust of New York Corporation),
                                        currently serves as the sub-adviser to
                                        VIP II Index 500 Portfolio.

Goldman Sachs Variable Insurance Trust  CORE(SM) Large Cap Growth Fund -- seeks long-term growth of capital through a
                                        broadly diversified portfolio of equity
                                        securities of large capitalization U.S.
                                        issuers that are expected to have better prospects for earnings growth than the growth rate of the general domestic economy. Dividend income is a secondary consideration.

                                        CORE(SM) U.S. Equity Fund -- seeks
                                        long-term growth of capital and dividend income through a broadly diversified portfolio of large capitalization and blue chip equity securities representing all major sectors of the U.S. economy.

                                        Global Income Fund -- seeks high total
                                        return, emphasizing current income and,
                                        to a lesser extent, providing
                                        opportunities for capital appreciation,
                                        by investing primarily in a portfolio of high quality fixed income securities of U.S. and foreign issuers and foreign currencies.

                                        International Equity Fund -- seeks
                                        long-term capital appreciation through
                                        investments in equity securities of
                                        companies that are organized outside the U.S. or whose securities are principally traded outside the U.S. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.

                                        Goldman Sachs Asset Management ("GSAM")
                                        - a unit of the Investment Management
                                        Division of Goldman Sachs and Co.,
                                        serves as investment adviser to CORE
                                        U.S. Equity and CORE Large Cap Growth.
                                        GSAM International serves as investment
                                        adviser to the International Equity and
                                        Global Income Funds.

                                        The investment objective and policies of the Funds are similar to the investment objectives and policies of other mutual funds that the Investment Adviser manages. Although the objectives and policies may be similar, the investment results of the Funds may be higher or lower than the results of such other mutual funds. The Investment Adviser cannot guarantee, and makes no representation, that the investment results of similar funds will be comparable even though the funds have the same Investment Adviser.

The Universal Institutional Funds,      Emerging Markets Equity Portfolio -
Inc.                                    seeks long-term capital appreciation by
                                        investing primarily in growth-oriented
                                        equity securities of issuers in emerging market countries.

                                        Fixed Income Portfolio -- seeks above
                                        average total return over a market cycle of three to five years by investing primarily in a diversified mix of dollar denominated investment grade fixed income securities, particularly U.S. government corporate and mortgage securities. The Portfolio ordinarily will maintain an average weighted maturity in excess of five years. The Portfolio may invest opportunistically in non-dollar denominated securities and in high yield securities commonly referred to as "junk bonds".

                                        High Yield Portfolio -- seeks above
                                        average total return over a market cycle of three to five years by investing primarily in high yield securities (commonly referred to as "junk bonds") The Portfolio may also invest in investment grade fixed income securities, including U.S. Government securities, corporate bonds and mortgage securities. The Portfolio may invest to a limited extent in foreign fixed income securities including emerging markets securities.

                                        Mid Cap Growth Portfolio - seeks long
                                        term capital by investing primarily in
                                        common stocks of companies with
                                        capitalizations in the range of
                                        companies included in the S&P MidCap 400
                                        Index. The
                                        investment adviser focuses on companies
                                        that demonstrate one or more of the
                                        following characteristics: high earnings growth rates, growth stability, rising profitability and the ability to produce earnings that consistently beat market expectations. The Portfolio may invest, to a limited extent, in foreign equity securities.

                                        Mid Cap Value Portfolio - seeks above
                                        average total return over a market cycle of three to five years by investing primarily in common stocks of companies with capitalizations in the range of companies included in the S&P MidCap 400 Index. The Portfolio may invest, to a limited extent, in foreign equity securities..

                                        Money Market Portfolio -- seeks to
                                        maximize current income and preserve
                                        capital while maintaining liquidity by
                                        investing in money market instruments
                                        with effective maturities of 397 days or less. In selecting investments, the investment adviser seeks to maintain a share price of $1.00 per share.

                                        Technology Portfolio- seeks long term
                                        capital appreciation by investing
                                        primarily in equity securities of
                                        companies that the investment adviser
                                        expects to benefit from their
                                        involvement in technology and
                                        technology-related securities.

                                        The investment adviser for Money Market
                                        Portfolio, Emerging Markets Equity
                                        Portfolio and Technology Portfolio is
                                        Morgan Stanley Dean Witter Investment
                                        Management Inc., a wholly owned
                                        subsidiary of Morgan Stanley Dean Witter
                                        & Co., which is a publicly owned global
                                        financial services corporation. The
                                        Subadviser for the Money Market
                                        Portfolio is Morgan Stanley Dean Witter
                                        Advisors, Inc., a wholly-owned
                                        subsidiary of Morgan Stanley Dean Witter
                                        & Co. The investment adviser for Fixed
                                        Income Portfolio, Mid Cap Growth
                                        Portfolio, Mid Cap Value Portfolio and
                                        High Yield Portfolio is Miller Anderson
                                        & Sherrerd, LLP, which is indirectly
                                        wholly-owned by Morgan Stanley Dean
                                        Witter & Co.

Neuberger Berman Advisers Management    AMT Partners Portfolio -- seeks to
Trust ("AMT")                           achieve capital growth by investing
                                        mainly in common stocks of mid- to
                                        large- capitalization companies. The
                                        managers look for well-managed companies whose stock prices are believed to be undervalued.

                                        The investments for the Portfolio are
                                        managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and the performance of the Portfolio can be expected to vary from those of the other mutual funds.

                                        Shares of the separate Portfolios of
                                        Neuberger Berman Advisers Management
                                        Trust are sold only through the
                                        currently effective prospectus and are
                                        not available to the general public.
                                        Shares of the AMT Portfolios may be
                                        purchased only by life insurance
                                        companies to be used with their separate accounts, which fund variable annuity and variable life insurance policies.

                                        Neuberger Berman Management Inc. serves
                                        as the investment manager of the
                                        Portfolio. Neuberger Berman, LLC serves
                                        as the sub-adviser.

PIMCO Variable Insurance Trust          Long-Term U.S. Government Portfolio -
                                        seeks maximum total return, consistent
                                        with preservation of capital and prudent investment management. The Portfolio invests under normal circumstances at least 65% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. government, its agencies or government-sponsored enterprises. This
                                        Portfolio will normally have a minimum
                                        average portfolio duration of eight
                                        years.

                                        Total Return Bond Portfolio - seeks
                                        maximum total return, consistent with
                                        preservation of capital and prudent
                                        investment management. The Portfolio
                                        invests under normal circumstances at
                                        least 65% of its assets in a diversified portfolio of fixed income instruments of varying maturities. The average portfolio duration of this Portfolio will normally vary within a three- to six-year timeframe based on PIMCO's forecast for interest rates.

                                        Pacific Investment Management Company,
                                        LLC ("PIMCO") serves as investment
                                        adviser to each Portfolio of the PIMCO
                                        Variable Insurance Trust. PIMCO is
                                        responsible for managing the investment
                                        activities of the Portfolios and the
                                        Portfolios' business affairs and other
                                        administrative matters.

Franklin Templeton Variable             Templeton Developing Markets Securities
Insurance Products Trust                Fund - Class 2 -- seeks long-term
                                        capital appreciation. The fund invests
                                        primarily in equity securities that
                                        trade in emerging markets or are issued
                                        by companies that derive significant
                                        revenue from goods, services, or sales
                                        produced, or have their principal
                                        activities or assets in emerging market
                                        countries.

                                        Templeton Growth Securities Fund - Class
                                        2 - seeks long- term capital growth. The
                                        Fund invests primarily in equity
                                        securities of companies located anywhere in the world, including those in the U.S. and emerging markets.

                                        Templeton International Securities Fund
                                        - Class 2 -- seeks long- term capital
                                        growth. The Fund invests primarily in
                                        equity securities of companies located
                                        outside the United States, including
                                        those in emerging markets.

                                        Templeton Asset Management Ltd. serves
                                        as the investment manager to the
                                        Templeton Developing Markets Securities
                                        Fund. Templeton Investment Counsel, LLC.
                                        serves as the investment manager to the
                                        Templeton International Securities Fund.
                                        Templeton Global Advisors Limited serves as the investment manager to Templeton Growth Securities Fund. Only Class 2 shares of Templeton Developing Markets Securities Fund, Templeton Growth Securities Fund and Templeton
                                        International Securities Fund are
                                        available under the policy.

                                        There is no assurance that any of the
                                        portfolios will achieve their stated
                                        objective. Owners are advised to read
                                        the Fund prospectuses accompanying this
                                        Prospectus for more detailed information regarding management of the portfolios, investment objectives, investment advisory fees, and other charges assessed by the Funds.


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

                                        Guaranteed Investment Option

                                        Under the policy, you may currently
                                        allocate your Account Value to the
                                        Guaranteed Account. In addition, if you
                                        request a loan, we will allocate part of your Account Value to the Loan Account which is part of the Guaranteed Account.

                                        We may treat each allocation and
                                        transfer separately for purposes of
                                        crediting interest and making deductions from the Guaranteed Account.

                                        Interest Credited On the Guaranteed
                                        Account. All of your Account Value held
                                        in the Guaranteed Account will earn
                                        interest at a rate we determine in our
                                        sole discretion. This rate will never be less than 4% per year compounded annually. The Loan Account portion of your Account Value may earn a different interest rate than the remaining portion of your Account Value in the Guaranteed Account.

                                        Deductions from the Guaranteed Account.
                                        We will deduct any transfers, partial
                                        surrenders or any policy expenses from
                                        the Guaranteed Account and your variable investment options on a pro rata basis, unless you provide other directions. No portion of the Loan Account may be used for this purpose.

                                        Payments from the Guaranteed Account. If we must pay any part of the proceeds for a loan, partial surrender or full surrender from the Guaranteed Account, we may defer the payment for up to six months from the date we receive the written request. If we defer payment from the Guaranteed Account for 30 days or more, we will pay interest on the amount we deferred at a rate of 4% per year, compounded annually, until we make payment.

================================================================================

                          Investing Your Account Value

================================================================================

                                        The policy allows you to choose how to
                                        invest your Account Value. Your Account
                                        Value will increase or decrease based
                                        on:

                                        o  The returns earned by the subaccounts
                                           you select.

                                        o  Interest credited on amounts
                                           allocated to the Guaranteed Account.

                                        We will determine your policy benefits
                                        based upon your Account Value. If your
                                        Account Value is insufficient, your
                                        policy may terminate. If the Net Cash
                                        Surrender Value on a monthly anniversary is less than the amount of that date's monthly deduction, the policy will be in default and a Grace Period will begin.

                                        Determining the Account Value

                                        On the Policy Date, your Account Value
                                        is equal to your initial Net Premium. If the Policy Date and the Issue Date are the same day, the Account Value is equal to your initial premium, less the premium expenses and monthly deduction.

                                        On each Valuation Date thereafter, your
                                        Account Value is equal to:

                                        o  Your Account Value held in the
                                           subaccounts; and

                                        o  Your Account Value held in the
                                           Guaranteed Account.

                                        Your Account Value will reflect:

                                        o  the premiums you pay; and,

                                        o  the returns earned by the subaccounts
                                           you select; and,

                                        o  the interest credited on amounts
                                           allocated to the Guaranteed Account;
                                           and,

                                        o  any loans or partial surrender; and,

                                        o  the policy expenses we deduct.

                                        Account Value in the Subaccounts. We
                                        measure your Account Value in the
                                        subaccounts by the value of the
                                        subaccounts' accumulation units we
                                        credit to your policy. When you allocate premiums or transfer part of your Account Value to a subaccount, we credit your policy with accumulation units in that subaccount. The number of accumulation units equals the amount allocated to the subaccount divided by that subaccount's accumulation unit value for the Valuation Date when the allocation is effected.

                                        The number of subaccount accumulation
                                        units we credit to your policy will:

                                        o  increase when Net Premium is
                                           allocated to the subaccount, amounts
                                           are transferred to the subaccount and
                                           loan repayments are credited to the
                                           subaccount.

                                        o  decrease when the allocated portion
                                           of the monthly deduction is taken
                                           from the subaccount, a loan is taken
                                           from the subaccount, an amount is
                                           transferred from the subaccount, or a
                                           partial surrender, including the
                                           partial surrender charges, is taken
                                           from the subaccount.

                                        Accumulation Unit Values. A subaccount's accumulation unit value varies to reflect the return of the portfolio and may increase or decrease from one Valuation Date to the next. We arbitrarily set the accumulation unit value for each subaccount at $10 when the subaccount was established. Thereafter, the accumulation unit value equals the accumulation unit value for the prior Valuation Period multiplied by the Net Investment Factor for the current Valuation Period.

                                        Net Investment Factor. The net
                                        investment factor is an index we use to
                                        measure the investment return earned by
                                        a subaccount during a Valuation Period.
                                        It is based on the change in net asset
                                        value of the portfolio shares held by
                                        the subaccount, and reflects any
                                        dividend or capital gain distributions
                                        on the portfolio shares and may include
                                        the deduction of the daily mortality and expense risk charge.

                                        Guaranteed Account Value. On any
                                        Valuation Date, the Guaranteed Account
                                        portion of your policy Account Value
                                        equals:

                                        o  the total of all Net Premium,
                                           allocated to the Guaranteed Account,
                                           plus

                                        o  any amounts transferred to the
                                           Guaranteed Account, plus

                                        o  interest credited on the amounts
                                           allocated and transferred to the
                                           Guaranteed Account, less

                                        o  the amount of any transfers from the
                                           Guaranteed Account, less

                                        o  the amount of any partial surrender,
                                           including the partial surrender
                                           charges, taken from the Guaranteed
                                           Account, less

                                        o  the allocated portion of the monthly
                                           deduction deducted from the
                                           Guaranteed Account, plus

                                        o  the amount of the Loan Account.

                                        If you take a loan, we transfer the
                                        amount of the loan to the Loan Account
                                        held in the Guaranteed Account. The
                                        value of your Loan Account includes
                                        transfers to and from the Loan Account
                                        as you take and repay loans and interest credited on the Loan Account.

                                        Net Account Value. The net Account Value on a Valuation Date is the Account Value less outstanding loans on that date.

                                        Cash Surrender Value. The Cash Surrender
                                        Value on a Valuation Date is the Account
                                        Value reduced by any surrender charge
                                        that would be assessed if you
                                        surrendered the policy on that date.

The amount you would receive on a       Net Cash Surrender Value. The Net Cash
Surrender of your policy.               Surrender Value on a Valuation Date is
                                        the amount you would receive on a
                                        surrender of your policy and is equal
                                        to:
                                        o  the Cash Surrender Value, less

                                        o  the outstanding loan on that date.

                                        Transfers

                                        You may transfer Account Value among the subaccounts and to the Guaranteed Account after the period to examine and cancel. All transfer requests, except for those made under the Dollar Cost Averaging or Automatic Rebalancing programs, must satisfy the following requirements:

                                        o  Minimum amount of transfer -- You
                                           must transfer at least $250 or, the
                                           balance in the subaccount or the
                                           Guaranteed Account, if less;

                                        o  Form of transfer request -- You must
                                           make a written request unless you
                                           have established prior authorization
                                           to make telephone transfers or other
                                           means we make available;

                                        o  Transfers from the Guaranteed Account
                                           -- The maximum you may transfer in a
                                           Policy Year is equal to 25% of your
                                           guaranteed Account Value that is not
                                           in the Loan Account on the most
                                           recent policy anniversary reduced by
                                           all partial surrenders and transfers
                                           taken from the Guaranteed Account
                                           during that Policy Year.

                                        Date We Process Your Transfer Request.
                                        We must receive your transfer request at our Administrative Office. We process transfers at the price next computed after date we receive your transfer request. Transfer requests received by 4:00 PM Eastern Time on a Valuation Date will be processed as of that day. Transfer requests received after 4:00 PM Eastern Time on a Valuation Date will be processed as of the next Valuation Date. We may, however, defer transfers under the same conditions as described under Other Policy Provisions -- When Proceeds Are Paid.

                                        Number of Allowable Transfers/Transfer
                                        Fee. We do not currently limit the
                                        number of transfers you may make. We
                                        will currently assess a $25 transfer
                                        charge, however, for each transfer in
                                        excess of 12 during a Policy Year. All
                                        transfers processed on the same business day will count as one transfer for purposes of determining the number of transfers you have made in a Policy Year. We reserve the right to increase or decrease the number of "free" transfers allowed in any Policy Year.

                                        Telephone Transfers. If you have
                                        completed an authorization form allowing telephone transfers, you may request transfers by telephone. Upon receipt of a telephone transfer authorization form, we will issue you a personal identification number. We confirm all telephone transfers in writing. We will confirm transfer requests received by fax before processing them. You should review all confirmations to determine if there have been any unauthorized transfers.

                                        We will use reasonable procedures to
                                        confirm that telephone transfers
                                        requests are genuine. We will not be
                                        liable for any losses due to
                                        unauthorized or fraudulent instructions.

                                        We reserve the right to suspend
                                        telephone transfer privileges at any
                                        time, for some or all policies.

                                        Dollar Cost Averaging

                                        Dollar cost averaging is a systematic
                                        method of investing at regular
                                        intervals. By investing at regular
                                        intervals, the cost of the securities is averaged over time and perhaps over various market cycles.

                                        Under this program we will automatically transfer monthly a portion of your Account Value. Unless you give us other instructions, we will allocate the transfer as you have specified in your most current premium allocation instructions. However, no less than 5% may be allocated to any one subaccount or to the Guaranteed Account. We will make the transfers from the Money Market Subaccount as long as the Account Value is at least $2,000. There is no charge for this option. Transfers in connection with the dollar cost averaging and Automatic Rebalancing features will not count against the 12 free transfers in a Policy Year.

                                        Dollar Cost Averaging From a Subaccount.
                                        If you instruct us to make the transfers from the Money Market Subaccount, you may request that we transfer:

                                        o  A specified dollar amount -- we will
                                           automatically transfer this amount in
                                           accordance with your most current
                                           premium allocation instructions for a
                                           specified period until your Account
                                           Value in the transferring subaccount
                                           is depleted.

                                        o  A specified percentage -- we will
                                           automatically transfer a specified
                                           percentage of the amount in the
                                           transferring subaccount in accordance
                                           with your most current premium
                                           allocation instructions for a
                                           specified period until your Account
                                           Value in the transferring subaccount
                                           is depleted.

                                        You may allocate additional amounts into the transferring subaccount at any time.

                                        We reserve the right to establish
                                        transfer limits and to restrict the
                                        subaccounts from which transfers may be
                                        made.

                                        Automatic Rebalancing

                                        We may offer an Automatic Rebalancing
                                        program to rebalance your Account Value
                                        to match your allocation instructions.

                                        This program is offered because the
                                        Account Value in the Guaranteed Account
                                        and the Subaccounts will accumulate at
                                        different rates as a result of different investment returns. Automatic
                                        Rebalancing will restate the Account
                                        Value of the Subaccounts to your most
                                        recent allocation instructions. You may
                                        elect the frequency (monthly, quarterly, semi-annually, annually) as measured from the policy anniversary. On each date elected, we will rebalance the Account Value by generating transfers to reallocate the Account Values according to your most recent allocation instructions.

                                        Transfers resulting from Automatic
                                        Rebalancing will not be counted against
                                        the total number of transfers allowed
                                        before a charge is applied.

                                        We reserve the right to suspend or
                                        modify Automatic Rebalancing or to
                                        charge an administrative fee for
                                        excessive election or allocation
                                        changes. Automatic Rebalancing is not
                                        available if the Grace Period has
                                        commenced.

                                        When we will Process your Automatic
                                        Transfers. We will begin to process your automatic transfers:

                                        o  On the first monthly anniversary
                                           following the end of the period to
                                           examine and cancel if you requested
                                           the automatic transfers when you
                                           applied for your policy.

                                        o  On the second Monthly Anniversary
                                           following the receipt of your request
                                           at our Administrative Office, if you
                                           elect the option after you applied
                                           for the policy.

                                        We will stop processing automatic
                                        transfers if:

                                        o  The funds in the transferring
                                           subaccount have been depleted; or

                                        o  We receive your written request at
                                           our Administrative Office to cancel
                                           future transfers; or

                                        o  We receive notification of death of
                                           the Insured; or

                                        o  Your policy goes into the Grace
                                           Period.

                                        Dollar cost averaging may lessen the
                                        impact of market fluctuations on your
                                        investment. Using dollar cost averaging
                                        does not guarantee investment gains or
                                        protect against loss in a declining
                                        market.

================================================================================

                                 Death Benefits

================================================================================

                                        Life Insurance Proceeds

                                        During the policy term, we will pay the
                                        Life Insurance Proceeds to the
                                        Beneficiary after the Insured's death.
                                        To make payment, we must receive at our
                                        Administrative Office:

                                        o  satisfactory proof of the Insured's
                                           death; and

                                        o  the policy.

The Beneficiary may receive the Life    Payment of Life Insurance Proceeds. We
Insurance Proceeds in one lump sum      will pay the Life Insurance Proceeds
or under any other payment option.      generally within seven days after we
                                        receive the information we require. We
                                        will pay the Life Insurance Proceeds
                                        to the Beneficiary in one lump sum or,
                                        if elected, under a payment option.
                                        Payment of the Life Insurance Proceeds
                                        may also be affected by other
                                        provisions of the policy.

                                        We will pay interest on the Life
                                        Insurance Proceeds from the date of the
                                        Insured's death to the date of payment
                                        as required by applicable state law.

                                        Amount of Life Insurance Proceeds. We
                                        will determine the Life Insurance
                                        Proceeds as of the date of the Insured's death. The Life Insurance Proceeds will equal:

                                        o  the death benefit amount determined
                                           according to the death benefit option
                                           selected; plus

                                        o  any other benefits then due from
                                           riders to the policy; minus

                                        o  the outstanding loan, if any, and
                                           accrued loan interest; minus

                                        o  any overdue monthly deductions if the
                                           Insured dies during a Grace Period.

                                        Death Benefit Options

                                        You may select from two death benefit
                                        options. They are:

Level Death Benefit Option I.           o  Option I

                                           The basic death benefit will be the
                                           greater of:

                                           1. the Face Amount; or

                                           2. Account Value at date of death
                                              multiplied by the appropriate
                                              minimum death benefit factor.

                                        This death benefit option should be
                                        considered if you want to minimize your
                                        cost of insurance.

Increasing Death Benefit Option II.     o  Option II.

                                           The basic death benefit will be the
                                           greater of:

                                           1. the Face Amount plus the Account
                                              Value; or

                                           2. Account Value at date of death
                                              multiplied by the appropriate
                                              minimum death benefit factor.

                                        This death benefit option should be
                                        considered if you want your death
                                        benefit to increase with your policy's
                                        Account Value.

Tax Qualification Options.              Section 7702 of the Code provides
                                        alternative testing procedures for
                                        meeting the definition of life
                                        insurance. Each policy must qualify
                                        under one of these two tests and you may select the test we use for ensuring your policy meets the definition of life insurance.

                                        Under both tests under Section 7702,
                                        there is a minimum death benefit
                                        required at all times. This is equal to
                                        the Account Value multiplied by the
                                        appropriate minimum death benefit
                                        factor. These factors depend on the tax
                                        qualification option and may be based on the Attained Ages, sex and rate class of the Insured. A table of the applicable factors is located in the policy.

                                        The two tax qualification options are:

                                        o  Guideline Premium/Cash Value Corridor
                                           Test.

                                        o  Cash Value Accumulation Test.

                                        Once you have selected the tax
                                        qualification option for your policy, it may not be changed.

                                        Changes in Death Benefit Options

                                        If you have selected the Level Death
                                        Benefit Option you may change to the
                                        Increasing Death Benefit Option. You may also change from the Increasing Death Benefit Option to the Level Death Benefit Option.

How to request a change.                You may change your Death Benefit Option
                                        by providing your agent with a written
                                        request or by writing us at our
                                        Administrative Office. We may require
                                        that you submit satisfactory evidence of insurability to us.

                                        If you request a change from the Level
                                        Death Benefit Option to the Increasing
                                        Death Benefit Option, we will decrease
                                        the Face Amount by an amount equal to
                                        your Account Value on the date the
                                        change takes effect. However, we reserve the right to decline to make such a change if it would reduce the Face Amount below the minimum Face Amount.

                                        If you request a change from the
                                        Increasing Death Benefit Option to the
                                        Level Death Benefit Option, we will
                                        increase the Face Amount by an amount
                                        equal to your Account Value on the date
                                        the change takes effect. Such decreases
                                        and increases in the Face Amount are
                                        made so that the Life Insurance Proceeds remain the same on the date the change takes effect.

                                        Once approved, we will issue new policy
                                        information pages and attach a copy of
                                        your application for change. We reserve
                                        the right to decline to make any changes that we determine would cause the policy to fail to qualify as life insurance under our interpretation of the Code.

                                        The change will take effect on the next
                                        Monthly Anniversary that coincides with
                                        or next follows the date we approve your request.

                                        Changes in Face Amount

                                        At any time after the first policy
                                        anniversary while the policy is in force you may request a change in the Face Amount. We will not make a change in Face Amount that causes your policy to fail to qualify as life insurance under the Code.

                                        Increases in Face Amount. Any request
                                        for an increase:

                                        o  Must be for at least $10,000.

                                        o  May not be requested in the same
                                           Policy Year as another request for an
                                           increase.

                                        o  May not be requested after the
                                           Insured is Attained Age 85.

                                        A written application must be submitted
                                        to our Administrative Office along with
                                        satisfactory evidence of insurability.
                                        You must return the policy so we can
                                        amend it to reflect the increase. The
                                        increase in Face Amount will become
                                        effective on the Monthly Anniversary on
                                        or next following the date the increase
                                        is approved, and the Account Value will
                                        be adjusted to the extent necessary to
                                        reflect a monthly deduction as of the
                                        effective date based on the increase in
                                        Face Amount.

                                        Decreases in Face Amount. Any request
                                        for a decrease:

                                        o  Must be at least $5,000.

                                        o  Must not cause the Face Amount after
                                           the decrease to be less than the
                                           minimum Face Amount at which we would
                                           issue a policy.

                                        o  And, during any one of the first five
                                           (5) Policy Years, the Face Amount may
                                           not be decreased by more than 10% of
                                           the initial Face Amount. If the Face
                                           Amount is decreased during the first
                                           14 Policy Years or within 14 Policy
                                           Years of an increase in Face Amount,
                                           a surrender charge may be applicable.

                                        Consequences of a Change in Face Amount.
                                        Both increases and decreases in Face
                                        Amount may impact the surrender charge.
                                        In addition, an increase or decrease in
                                        Face Amount may impact the status of the policy as a modified endowment contract.

================================================================================

                    Cash Benefits During the Insured's Life

================================================================================

                                        During the life of the Insured, your
                                        policy has cash benefits which you may
                                        access within limits by taking loans,
                                        partial surrenders or a surrender.

                                        Loans

                                        You may request a loan against your
                                        policy at any time after the first
                                        policy year while the policy has a Net
                                        Cash Surrender Value. We limit the
                                        minimum and maximum amount of loan you
                                        may take.

                                        o  Maximum Loan Amount

                                        After the First Policy Year -- The
                                        maximum loan amount is 90% of your Net
                                        Cash Surrender Value.

                                        If we issued the policy under a
                                        corporate owned arrangement, unless we
                                        agree otherwise, a loan will be applied
                                        pro rata over all Insureds under the
                                        policy.

How to request a loan.                  You must submit a written request for a
                                        loan to the Administrative Office. Loans will be processed as of the date we receive the request at our
                                        Administrative Office. Loan proceeds
                                        generally will be sent to you within
                                        seven days.

                                        Interest. We charge interest daily on
                                        any outstanding loan at a declared
                                        annual rate not in excess of 8%. The
                                        maximum net cost (the difference between the rate of interest we charge on loans and the amount we credit on the equivalent amount held in the Loan Account) of a loan is 2% per year. Interest is due and payable at the end of each Policy Year while a loan is outstanding. If interest is not paid when due, the amount of the interest is added to the loan and becomes part of the outstanding loan.

                                        Loan Account. You may direct us to take
                                        an amount equal to the loan proceeds and any amount attributed to unpaid interest from any subaccount or from the Guaranteed Account. Otherwise, we will withdraw this amount from each subaccount on a pro rata basis. We transfer this amount to the Loan Account in the Guaranteed Account.

                                        When a loan is repaid, an amount equal
                                        to the repayment will be transferred
                                        from the Loan Account to the subaccounts and Guaranteed Account in accordance with your allocation percentages in effect at the time of repayment.

                                        Effect of a Loan. A loan, whether or not repaid, will have a permanent effect on the Life Insurance Proceeds and Account Value because the investment results of the subaccounts and current interest rates credited in the Guaranteed Account will apply only to the non-loaned portion of the Account Value. The longer the loan is outstanding, the greater this effect is likely to be. Depending on the investment results of the subaccounts or credited interest rates for the Guaranteed Account while the loan is outstanding, the effect could be favorable or unfavorable.

                                        In addition, loans from modified
                                        endowment contracts may be treated for
                                        tax purposes as distributions of income.

                                        If the Life Insurance Proceeds become
                                        payable while a loan is outstanding, the outstanding loan will be deducted in calculating the Life


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

                                        Insurance Proceeds.

                                        If the outstanding loan exceeds the Cash
                                        Surrender Value on any Monthly
                                        Anniversary, the policy will be in
                                        default. We will send you, and any
                                        assignee of record, notice of the
                                        default. You will have a 61-day Grace
                                        Period to submit a sufficient payment to avoid termination. The notice will specify the amount that must be repaid to prevent termination.

                                        Outstanding Loan. The outstanding loan
                                        on a Valuation Date equals:

                                        o  All loans that have not been repaid
                                           (including past due unpaid interest
                                           added to the loan), plus

                                        o  accrued interest not yet due.

                                        Loan Repayment. You may repay all or
                                        part of your outstanding loan at any
                                        time while the Insured is living and the policy is in force. Loan repayments must be sent to our Administrative Office and will be credited as of the date received.

                                        Partial Surrender
Requirements for Partial                We will not allow a partial surrender
Surrender.                              during the first Policy Year or during
                                        the first 12 months following an
                                        increase in Face Amount. We limit the
                                        number of partial surrenders you may
                                        make to two per year. We may limit the
                                        minimum amount of partial surrenders.

                                        o  Maximum Partial Surrender Amount --
                                           Up to a maximum of 90% of your
                                           policy's Net Cash Surrender Value
                                           except that the partial surrender
                                           must be at least $500 and may not
                                           cause the Face Amount to be less than
                                           the required minimum Face Amount.

How to request a partial                In order to make a partial surrender you
surrender.                              must submit a written request to our
                                        Administrative Office. We will reduce
                                        your Account Value by the partial
                                        surrender amount plus any applicable
                                        charges. When you request a partial
                                        surrender, you may direct us to take the requested amount from any subaccount or from the Guaranteed Account. If the Guaranteed Account or subaccount value is insufficient to withdraw the amount requested, we will withdraw the difference from the remaining subaccounts on a pro rata basis unless you have provided specific instructions to withdraw the amount from one or several subaccounts.

                                        We will process partial surrender
                                        requests at the price next computed
                                        after we receive your written request at our Administrative Office. We will generally pay partial surrenders within seven days.

                                        Expenses for Partial Surrender. We may
                                        deduct the applicable surrender charge
                                        on a partial surrender. This charge, if
                                        any, will be deducted from your Account
                                        Value along with the amount requested to be surrendered and will be considered part of the partial surrender (together, the "partial surrender amount"). Currently, we assess a processing charge for each withdrawal of the lesser of $25 or 2% of the amount surrendered.

                                        Effect of Partial Surrender on Your Face
                                        Amount. The Face Amount of your policy
                                        will also be reduced by the partial
                                        surrender amount if the current death
                                        benefit option at the time of surrender
                                        is Option I.


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

                                        We will reduce the Face Amount by the
                                        amount of the partial surrender in the
                                        following order:

                                        1. The most recent increase in the Face
                                           Amount, if any, will be reduced
                                           first.

                                        2. The next most recent increases in the
                                           Face Amount, if any, will then be
                                           successively decreased.

                                        3. The initial Face Amount will then be
                                           decreased.

                                        No partial surrender may be made that
                                        would reduce the Face Amount below the
                                        minimum Face Amount.

                                        If we issued the policy under a
                                        corporate owned arrangement, unless we
                                        agree otherwise, a partial surrender
                                        will be applied pro rata over all
                                        Insureds under the policy.

                                        Partial surrenders from your policy may
                                        have tax consequences.

                                        Surrendering the Policy for Net Cash
                                        Surrender Value

                                        You may surrender your policy in full at any time for its Net Cash Surrender Value by submitting a written request to our Administrative Office. We will require return of the policy. A surrender charge may apply. We will process a surrender request as of the date we receive your written request and all required documents. Your surrender request generally will be paid within seven days. The Net Cash Surrender Value may be taken in one sum or it may be applied to a payment option. Your policy will terminate and cease to be in force if it is surrendered for one sum. It cannot later be reinstated.

================================================================================

                          Payment Options for Benefits

================================================================================

                                        The policy offers a wide variety of
                                        optional ways of receiving proceeds
                                        payable under the policy, such as on a
                                        surrender or death, other than in a lump sum. Any agent authorized to sell this policy can explain these options upon request. None of these options vary with the investment performance of a separate account because they are all forms of guaranteed benefit payments.


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

================================================================================

                             Expenses of the Policy

================================================================================

                                        Periodically, we will deduct expenses
                                        related to your policy. We will deduct
                                        these:

                                        o  from premium, Account Value and from
                                           subaccount assets; and

                                        o  upon certain transactions.

                                        The amount of these expenses are
                                        described in your policy as either
                                        guaranteed or current. We will never
                                        charge more than the guaranteed amount.
                                        We may in our discretion deduct on a
                                        current basis less than the guaranteed
                                        amount.

                                        Deduction From Premium

                                        Deduction from Premium -- From each
                                        premium we will deduct state premium
                                        taxes, federal deferred acquisition cost
                                        ("DAC") taxes, and sales charges, if
                                        any.

                                        We deduct for premium taxes at an
                                        explicit percent of premium equal to
                                        state and local tax rates based on the
                                        Insured's place of residence. A typical
                                        state premium tax is in the range of 2%
                                        to 3.5% of premium.

                                        DAC taxes are also based on premium. We
                                        will deduct DAC taxes from your Account
                                        Value at the time premium is received at a rate equal to 1.00% of premium.

                                        In place of the lump sum deduction
                                        described above for premium and DAC
                                        taxes, we may offer optional methods of
                                        payment at the time you apply for a
                                        policy.

                                        We may deduct a sales charge from each
                                        premium and we may also deduct a sales
                                        charge from Account Value. A deduction
                                        from Account Value may be either in
                                        place of a deduction from premium or in
                                        combination with a deduction from
                                        premium. The total sales charge will
                                        never exceed 9% of premium.

                                        The sales charge partially compensates
                                        Us for the expense of selling and
                                        distributing the policy, printing
                                        prospectuses, preparing sales literature and paying for other promotional activities. Some of these expenses or other administrative expenses may be assumed by an employer or group sponsor under some employer-owned, trust-owned, or sponsored arrangements. If so, in our sole discretion, we may offer the policy with no sales charge or a reduced sales charge.


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

                                        Monthly Deductions From Account Value

                                        On the Policy Date and each Monthly
                                        Anniversary thereafter, we make a
                                        deduction from the Account Value. The
                                        amount deducted on the Issue Date is for the Policy Date and any Monthly Anniversaries that have elapsed since the Policy Date. For this purpose, the Policy Date is treated as a Monthly Anniversary.

                                        We will deduct charges on each Monthly
                                        Anniversary for:

                                        o  The administration of your policy.

                                        o  The cost of insurance for your
                                           policy.

                                        o  The acquisition and underwriting
                                           costs of your policy.

                                        o  The cost associated with Mortality
                                           and Expense risk charges.

                                        o  The cost of supplemental benefits and
                                           riders.

                                        Administrative Charge. This charge
                                        compensates us for administrative
                                        expenses associated with the policy.
                                        These expenses relate to premium billing and collection, record keeping, processing claims, loans, policy changes, reporting and overhead costs, processing applications and establishing policy records. This charge will be no more than $10 per month for all Policy Years. We may reduce this charge. There may be an additional monthly administrative charge during the first Policy Year and the 12 months after an increase in Face Amount per Insured. This charge will not exceed $25 a month per Insured.

                                        Cost of Insurance Charge. This charge
                                        compensates us for providing insurance
                                        coverage. The charge depends on a number of factors, such as Attained Age, sex and rate class of the Insured, and therefore will vary from policy to policy and from month to month. For any policy the cost of insurance on a Monthly Anniversary is calculated by multiplying the cost of insurance rate for the Insured by the Net Amount at Risk under the policy on that Monthly Anniversary.

Net Amount at Risk                      The Net Amount at Risk is calculated as
                                        (a) minus (b) where:

                                        a. is the current Death Benefit Amount
                                           at the beginning of the policy month
                                           divided by 1.0032737; and

                                        b. is the current total Account Value.

                                        However, if the Death Benefit Amount is
                                        a percentage of the Account Value of the Policy, then the Net Amount at Risk is the Death Benefit Amount minus the amount in the Account Value of the Policy at that time.

                                        Rate Classes for Insureds. We currently
                                        rate Insureds in one of following basic
                                        rate classifications based on our
                                        underwriting:

                                        o  nonsmoker;

                                        o  smoker;

                                        o  substandard for those involving a
                                           higher mortality risk

                                        o  Unismoke/Unisex

                                        At our discretion we may offer this
                                        policy on a guaranteed issue basis.


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

                                        We place the Insured in a rate class
                                        when we issue the policy based on our
                                        underwriting determination. This
                                        original rate class applies to the
                                        initial Face Amount. When an increase in Face Amount is requested, we conduct underwriting before approving the increase (except as noted below) to determine whether a different rate class will apply to the increase. If the rate class for the increase has a lower guaranteed cost of insurance rates than the original rate class, the rate class for the increase also will be applied to the initial Face Amount. If the rate class for the increase has a higher guaranteed cost of insurance rates than the original rate class, the rate class for the increase will apply only to the increase in Face Amount, and the original rate class will continue to apply to the initial Face Amount.

                                        If there have been increases in the Face
                                        Amount, we may use different cost of
                                        insurance rates for the increased
                                        portions of the Face Amount. For
                                        purposes of calculating the cost of
                                        insurance charge after the Face Amount
                                        has been increased, the Account Value
                                        will be applied to the initial Face
                                        Amount first and then to any subsequent
                                        increases in Face Amount. If at the time an increase is requested, the Account Value exceeds the initial Face Amount (or any subsequently increased Face Amount) divided by 1.0032737, the excess will then be applied to the subsequent increase in Face Amount in the sequence of the increases.

                                        In order to maintain the policy in
                                        compliance with Section 7702 of the
                                        Code, under certain circumstances an
                                        increase in Account Value will cause an
                                        automatic increase in the Life Insurance
                                        Proceeds. The Attained Age and rate
                                        class for such increase will be the same as that used for the most recent increase in Face Amount (that has not been eliminated through a subsequent decrease in Face Amount).

                                        The guaranteed cost of insurance charges at any given time for a substandard policy with flat extra charges will be based on the guaranteed maximum cost of insurance rate for the policy (including table rating multiples, if applicable), the current Net Amount at Risk at the time the deduction is made, plus the actual dollar amount of the flat extra charge.

                                        Our current cost of insurance rates may
                                        be less than the guaranteed rates. Our
                                        current cost of insurance rates will be
                                        determined based on our expectations as
                                        to future mortality and persistency
                                        experience. These rates may change from
                                        time to time. In our discretion, the
                                        current charge may be increased in any
                                        amount up to the maximum guaranteed
                                        charge shown in the table.

                                        Cost of insurance rates (whether
                                        guaranteed or current) for an Insured in a nonsmoker risk class are generally lower than rates for an Insured of the same age and sex in a smoker risk class. Cost of insurance rates (whether guaranteed or current) for an Insured in a nonsmoker or smoker risk class are generally lower than rates for an Insured of the same age and sex and smoking status in a substandard risk class.

                                        Legal Considerations Relating to
                                        Sex-Distinct Premiums and Benefits.
                                        Mortality tables for the policy
                                        generally distinguish between males and
                                        females. Thus, premiums and benefits
                                        under the policy covering males and
                                        females of the same age will generally
                                        differ.

                                        We do, however, also offer the policy
                                        based on unisex mortality tables if
                                        required by state law. Employers and
                                        employee organizations considering
                                        purchase of a policy should consult
                                        their legal advisers to determine
                                        whether purchase of a policy based on
                                        sex-distinct actuarial tables is
                                        consistent with Title VII of the Civil
                                        Rights Act of 1964 or other applicable
                                        law. Upon request, we may offer the
                                        policy with unisex mortality tables to
                                        such prospective purchasers.

                                        Acquisition Expense. We will make a
                                        deduction from your policy Account Value for expenses associated with the acquisition and underwriting costs to issue your policy. This charge will vary based on the Insured's Age, sex and rate class.

                                        Deduction From Subaccount Assets

                                        Mortality and Expense Risk Charge. We
                                        deduct a daily charge from your Account
                                        Value in the subaccounts for assuming
                                        certain mortality and expense risks
                                        under the policy. This charge does not
                                        apply to the amounts you allocate to the Guaranteed Account. The current charge is at an annual rate of 0.50% of net assets. The guaranteed charge is at an annual rate of 1.00% of the subaccount assets. Although, the charge may be increased or decreased at the sole discretion of the Company, it is guaranteed not to exceed an annual rate of 1.00% of your Account Value in the subaccounts for the duration of a policy.

                                        The mortality risk we assume is that the Insured under a policy may die sooner than anticipated, and therefore we will pay an aggregate amount of Life Insurance Proceeds greater than anticipated. The expense risk we assume is that expenses incurred in issuing and administering all Policies and the Separate Account will exceed the amounts realized from the administrative charges assessed against all Policies.

                                        Deductions Upon Policy Transactions

                                        Transfer Charge. We currently impose a
                                        $25 transfer charge on any transfer of
                                        Account Value among the subaccounts and
                                        the Guaranteed Account in excess of the
                                        12 free transfers permitted each Policy
                                        Year. If the charge is imposed, we will
                                        deduct it from the amount requested to
                                        be transferred before allocation to the
                                        new subaccount(s) and shown in the
                                        confirmation of the transaction.

                                        Surrender Charge. If the policy is
                                        surrendered or there is a decrease in
                                        Face Amount during the first 14 Policy
                                        Years, we may deduct a surrender charge
                                        based on the initial Face Amount. If a
                                        policy is surrendered or there is a
                                        decrease in Face Amount within 14 years
                                        after an increase in Face Amount, we
                                        will deduct a surrender charge based on
                                        the increase in Face Amount. The
                                        surrender charge will be deducted before any surrender proceeds are paid.

                                        Surrender Charge Calculation. In
                                        general, the surrender charge is based
                                        on the premiums you pay. The Surrender
                                        Charge will be no greater than the
                                        product of (1) times (2) times (3)
                                        where:

                                        1. is equal to the Face Amount divided
                                           by $1,000;

                                        2. is equal to a surrender charge factor
                                           per $1,000 based on the Insured's
                                           Age, sex and underwriting class; and

                                        3. is a factor based on the Policy Year
                                           when the surrender occurs as
                                           described in the following table:

                                                    Policy
                                                      Year            Factor
                                                    ------            ------

                                                       1               100%
                                                       2               100%
                                                       3               100%
                                                       4               100%
                                                       5               100%
                                                       6                90%
                                                       7                80%
                                                       8                70%
                                                       9                60%
                                                       10               50%
                                                       11               40%
                                                       12               30%
                                                       13               20%
                                                       14               10%
                                                      15+               0%

                                        A table of surrender charge factors per
                                        $1,000 of Face Amount is shown in
                                        Appendix A.

                                        Surrender Charge Based On An Increase Or
                                        Decrease In Face Amount. An increase in
                                        Face Amount of the policy may result in
                                        an additional surrender charge during
                                        the 14 Policy Years immediately
                                        following the increase. The additional
                                        surrender charge period will begin on
                                        the effective date of the increase. If
                                        the Face Amount of the policy is reduced before the end of the 14th Policy Year or within 14 years immediately following a Face Amount increase, we may also deduct a pro rata share of any applicable surrender charge from your Account Value. Reductions will first be applied against the most recent increase in the Face Amount of the policy. They will then be applied to prior increases in Face Amount of the policy in the reverse order in which such increases took place, and then to the initial Face Amount of the policy.

                                        Partial Surrender Charge. We may deduct
                                        a partial surrender charge:

                                        o  upon a partial surrender; and

                                        o  if you decrease your policy's Face
                                           Amount.

                                        We deduct the partial surrender charge
                                        from the subaccounts or the Guaranteed
                                        Account in the same proportion as we
                                        deduct the amounts for your partial
                                        surrender.

                                        Partial Surrender Charge Due to Decrease in Face Amount. We deduct an amount equal to the applicable surrender charge multiplied by a fraction (equal to the decrease in Face Amount divided by the Face Amount of the policy prior to the decrease).

                                        Partial Surrender Administrative Charge.
                                        We reserve the right to deduct an
                                        administrative charge upon a partial
                                        surrender of up to $25 or 2% of amount
                                        surrendered, whichever is less.

                                        Discount Purchase Programs

                                        The amount of the surrender charge and
                                        other charges under the policy may be
                                        reduced or eliminated when sales of the
                                        policy are made to individuals or to
                                        groups of individuals in a manner that
                                        in our opinion results in expense
                                        savings. For purchases made by our
                                        officers, directors and employees, those of an affiliate, or any individual, firm, or a company that has executed the necessary agreements to sell the policy, and members of the immediate families of such officers, directors, and employees, we may reduce or eliminate the surrender charge. Any variation in charges under the policy, including the surrender charge, administrative charge or mortality and expense risk charge, will reflect differences in costs or services and will not be unfairly discriminatory.

================================================================================

                            Other Policy Provisions

================================================================================

                                        Right to Exchange

                                        You may exchange this policy to a
                                        flexible premium fixed benefit life
                                        insurance policy on the life of the
                                        Insured without evidence of
                                        insurability. This exchange may be made:

                                        a. within 24 months after the Issue Date
                                           while the policy is in force; or

                                        b. within 24 months of any increase in
                                           Face Amount of the policy; or

                                        c. within 60 days of the effective date
                                           of a material change in the
                                           investment policy of a subaccount, or
                                           within 60 days of the notification of
                                           such change, if later. In the event
                                           of such a change, we will notify you
                                           and give you information on the
                                           options available.

                                        When an exchange is requested, we
                                        accomplish the exchange by transferring
                                        all of the Account Value to the
                                        Guaranteed Account. There is no charge
                                        for this transfer. Once this option is
                                        exercised, the entire Account Value must remain in the Guaranteed Account for the remaining life of the new policy. The Face Amount in effect at the time of the exchange will remain unchanged. The effective date, Issue Date and issue age of the Insured will remain unchanged. The Owner and Beneficiary are the same as were recorded immediately before the exchange.

                                        Limits on our Rights to Contest the
                                        Policy

                                        Incontestability. We will not contest
                                        the policy after it has been in force
                                        during the Insured's lifetime for two
                                        years from the Issue Date. Any increase
                                        in the Face Amount will be incontestable with respect to statements made in the evidence of insurability for that increase after the increase has been in force during the life of the Insured for two years after the effective date of the increase.

                                        Suicide Exclusion. If the Insured
                                        commits suicide (while sane or insane)
                                        within two years (unless otherwise
                                        specified by state law) after the Issue
                                        Date, our liability will be limited to
                                        the payment of a single sum. This sum
                                        will be equal to the premiums paid,
                                        minus any loan and accrued loan
                                        interest, minus any partial surrender,
                                        and minus the cost of any riders
                                        attached to the policy. If the Insured
                                        commits suicide (while sane or insane)
                                        within two years (unless otherwise
                                        specified by state law) after the
                                        effective date of an increase in the
                                        Face Amount, then our liability as to
                                        the increase in amount will be limited
                                        to the payment of a single sum equal to
                                        the monthly cost of insurance deductions made for such increase plus the expense charge deducted for the increase.

                                        Changes in the Policy or Benefits

                                        Misstatement of Age or Sex. If an
                                        Insured's age or sex has been misstated
                                        in the policy, the Life Insurance
                                        Proceeds and any benefits provided by
                                        riders shall be those which would be
                                        purchased at the then current cost of
                                        insurance charge for the correct age and sex.

                                        Other Changes. At any time we may make
                                        such changes in the policy as are
                                        necessary to assure compliance at all
                                        times with the definition of life
                                        insurance prescribed by the Code or to
                                        make the policy conform with any law or
                                        regulation issued by any government
                                        agency to which it is subject.

                                        When Proceeds Are Paid

                                        We will ordinarily pay any Life
                                        Insurance Proceeds, loan proceeds or
                                        partial or full surrender proceeds
                                        within seven days after receipt at our
                                        Administrative Office of all the
                                        required documents. Other than the Life
                                        Insurance Proceeds, which are determined as of the date of death, the amount will be determined as of the date of receipt of required documents. However, we may delay making a payment or processing a transfer request if:

                                        1. the disposal or valuation of the
                                           Variable Account's assets is not
                                           reasonably practicable because the
                                           New York Stock Exchange is closed for
                                           other than a regular holiday or
                                           weekend, trading is restricted by the
                                           Securities and Exchange Commission,
                                           or the Securities and Exchange
                                           Commission declares that an emergency
                                           exists; or

                                        2. the Securities and Exchange
                                           Commission by order permits
                                           postponement of payment for your
                                           protection.

                                        In addition we may delay making
                                        deductions from the Guaranteed Account.

                                        As to amounts allocated to Our
                                        Guaranteed Account, We may defer payment of any surrender or loan amount for up to six months after We receive a request for it. We will allow interest, at a rate of at least 4% a year, on any Net Cash Surrender Value payment derived from Our Guaranteed Account that We defer for 10 days or more after We receive a request for it.

                                        Reports to Owners

                                        You will receive a confirmation within
                                        seven days of the transaction of:

                                        o  the receipt of any premium;

                                        o  any change of allocation of premiums;

                                        o  any transfer between subaccounts;

                                        o  any loan, interest repayment, or loan
                                           repayment;

                                        o  any partial surrender;

                                        o  any return of premium necessary to
                                           comply with applicable maximum
                                           receipt of any premium payment;

                                        o  any exercise of your right to cancel;

                                        o  an exchange of the policy;

                                        o  full surrender of the policy.

                                        Within 30 days after each policy
                                        anniversary we will send you an annual
                                        statement. The statement will show the
                                        Life Insurance Proceeds currently
                                        payable, and the current Account Value,
                                        Cash Surrender Value, and the
                                        Outstanding Loan. The statement will
                                        also show premiums paid, all charges
                                        deducted during the Policy Year, and all transactions. We will also send to you annual and semi-annual reports of the Separate Account.

                                        Assignment

                                        You may assign the policy in accordance
                                        with its terms on a form provided by us.
                                        We will not be deemed to know of an
                                        assignment unless we receive a copy of
                                        this assignment form at our
                                        Administrative Office. We assume no
                                        responsibility for the validity or
                                        sufficiency of any assignment. Any
                                        assignment or pledge of a modified
                                        endowment contract as collateral for a
                                        loan may result in a taxable event.

                                        Reinstatement

                                        If the policy has ended without value,
                                        you may reinstate policy benefits while
                                        the Insured is alive if you:

                                        1. Request reinstatement of policy
                                           benefits within three years (unless
                                           otherwise specified by state law)
                                           from the end of the Grace Period;

                                        2. Provide evidence of insurability
                                           satisfactory to Us;

                                        3. Make a payment of an amount
                                           sufficient to cover (i) the total
                                           monthly administrative charges from
                                           the beginning of the Grace Period to
                                           the effective date of reinstatement;
                                           (ii) total monthly deductions for
                                           three months, calculated from the
                                           effective date of reinstatement; and
                                           (iii) the premium expense charge and
                                           any increase in surrender charges
                                           associated with this payment. We will
                                           determine the amount of this required
                                           payment as if no interest or
                                           investment performance were credited
                                           to or charged against your Account
                                           Value; and

                                        4. Repay or reinstate any loan which
                                           existed on the date the policy ended.

                                        The effective date of the reinstatement
                                        of policy benefits will be the next
                                        Monthly Anniversary which coincides with or next follows the date we approve your request. From the required payment we will deduct the premium expenses. The Account Value, loan and surrender charges that will apply upon reinstatement will be those that were in effect on the date the policy lapsed.

                                        We will start to make monthly deductions again as of the effective date of reinstatement. The monthly expense charge from the beginning of the Grace Period to the effective date of reinstatement will be deducted from the Account Value as of the effective date of reinstatement. No other charges will accrue for this period.

================================================================================

                            Performance Information

================================================================================

                                        From time to time we may advertise the
                                        "total return" and the "average annual
                                        total return" of the subaccounts and the portfolios. Both total return and average total return figures are based on historical earnings and are not intended to indicate future performance.

                                        "Total Return" for a portfolio refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized. "Total Return" for the subaccounts refers to the total of the income generated by the portfolio net of total portfolio operating expenses plus capital gains and losses, realized or unrealized, and the mortality and expense risk charge. "Average Annual Total Return" reflects the hypothetical annually compounded return that would have produced the same cumulative return if a portfolio's or subaccount's performance had been constant over the entire period. Because average annual total returns tend to smooth out variations in the return of the portfolio, they are not the same as actual year-by-year results.

                                        The performance information set forth in Appendix B reflects the total of the income generated by the portfolio net of the total portfolio operating expenses, (i.e., management fees and other portfolio expenses), plus capital gains and losses, realized or unrealized and assumes reinvestment of dividends and distributions. The performance results do not reflect: monthly deductions; cost of insurance; surrender charges; sales loads; mortality and expense risk charges; DAC taxes; and any state or local premium taxes. If these charges were included, the total return figures would be lower.

                                        Performance information may be compared, in reports and promotional literature, to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), Dow Jones Industrial Average ("DJIA"), Shearson Lehman Aggregate Bond Index or other unmanaged indices so that investors may compare the subaccount results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general;
                                        (ii) other groups of variable life
                                        separate accounts or other investment
                                        products tracked by Lipper Analytical
                                        Services, a widely used independent
                                        research firm which ranks mutual funds
                                        and other investment products by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons, such as Morningstar, Inc., who rank such investment products on overall performance or other criteria; or (iii) the Consumer Price Index (a measure for inflation) to assess the real rate of return from an investment in the subaccount. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

                                        We may provide in advertising, sales
                                        literature, periodic publications or
                                        other materials information on various
                                        topics of interest to Owners and
                                        prospective Owners. These topics may
                                        include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer and account rebalancing), the advantages and disadvantages of investing in tax-deferred and taxable investments, customer profiles and hypothetical purchase and investment scenarios, financial management and tax and retirement planning, and investment alternatives to certificates of deposit and other financial instruments, including comparisons between the policy and the characteristics of and market for such financial instruments.

                                        Total return data may be advertised
                                        based on the period of time that the
                                        portfolios have been in existence. The
                                        results for any period prior to the
                                        policy being offered will be calculated
                                        as if the policy had been offered during that period of time, with all charges assumed to be those applicable to the policy. Performance information for any subaccount in any advertising will reflect only the performance of a hypothetical investment in the subaccount during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the portfolio in which the subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. Actual returns may be more or less than those shown in any advertising and will depend on a number of factors, including the investment allocations by an Owner and the different investment rates of return for the portfolios.

================================================================================

                       Federal Income Tax Considerations

================================================================================

                                        The following summarizes the current
                                        federal income tax law that applies to
                                        life insurance in general. This summary
                                        does not cover all situations. This
                                        summary is based upon our understanding
                                        of the current federal income tax laws
                                        and current interpretations by the
                                        Internal Revenue Service. We cannot
                                        predict whether the Code will change.
                                        You should speak to a competent tax
                                        adviser to discuss how the purchase of a policy and the transactions you make under the policy will impact your federal tax liability.

                                        Tax Status of the Policy

                                        A policy has certain tax advantages when it is treated as a "life insurance contract" under the Code. We believe that the policy meets the definition of a life insurance contract under Section 7702 of the Code. You bear the risk that the policy may not meet the definition of a life insurance contract. You should consult your own tax adviser to discuss these risks.

                                        The Company

                                        We are taxed as a life insurance company under the Code. For federal tax purposes, the Separate Account and its operations are considered to be part of our operations and are not taxed separately.

                                        Diversification and Investor Control

                                        The Code requires that we diversify the
                                        investments underlying variable
                                        insurance contracts. If the investments
                                        are not properly diversified and any
                                        remedial period has passed, Section
                                        817(h) of the Code provides in general
                                        the contract is immediately disqualified from treatment as a life insurance contract for federal income tax purposes. Disqualification of the policy as a life insurance contract would result in taxable income to you at the time that we allocate any earnings to your policy. You would have taxable income even though you have not received any payments under the policy.

                                        To the extent that any segregated asset
                                        account with respect to a variable life
                                        insurance contract invests exclusively
                                        in securities issued by the U.S.
                                        Treasury, the diversification standard
                                        is satisfied. A segregated asset account underlying life insurance contracts such as the policy will also meet the diversification requirements if, as of the close of each quarter:

                                        o  the regulated investment companies or
                                           portfolios in which the segregated
                                           asset account invests satisfy the
                                           diversification requirements of Code
                                           Section 851 (6) (3) relating to
                                           regulated investment companies; and

                                        o  not more than 55 percent of the value
                                           of the assets of the portfolio are
                                           attributable to cash and cash items
                                           (including receivables), government
                                           securities and securities of other
                                           regulated investment companies.


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

                                        The diversification requirements may
                                        also be met for the segregated asset
                                        account if:

                                        o  no more than 55% of the value of the
                                           total assets of the portfolio is
                                           represented by any one investment;
                                           and,

                                        o  no more than 70% of the value of the
                                           total assets of the portfolio is
                                           represented by any two investments;
                                           and,

                                        o  no more than 80% of the value of the
                                           total assets of the portfolio is
                                           represented by any three investments;
                                           and,

                                        o  no more than 90% of the value of the
                                           total assets of the portfolio is
                                           represented by any four investments.

                                        There are several ways for investments
                                        to meet the diversification
                                        requirements. Generally, each United
                                        States government agency or
                                        instrumentality is treated as a separate issuer under these rules.

                                        All securities of the same issuer are
                                        generally treated as a single
                                        investment.

                                        We intend that each portfolio in which
                                        the subaccounts invest will be managed
                                        by its investment adviser in compliance
                                        with these diversification requirements.

                                        A variable life insurance policy could
                                        fail to be treated as a life insurance
                                        contract for tax purposes if the owner
                                        of the policy has such control over the
                                        investments underlying the policy (e.g., by being able to transfer values among many portfolios with only limited restrictions) so as to be considered the owner of the underlying investments. There is some uncertainty on this point because no guidelines have been issued by the Treasury Department. If and when guidelines are issued, we may be required to impose limitations on your rights to control investment designations under the policy. We do not know whether any such guidelines will be issued or whether any such guidelines would have retroactive effect. We, therefore, reserve the right to make changes that we deem necessary to insure that the policy qualifies as a life insurance contract.

                                        Tax Treatment of the Policy

                                        Section 7702 of the Code sets forth a
                                        detailed definition of a life insurance
                                        contract for federal tax purposes. The
                                        Treasury Department has not issued final regulations so that the extent of the official guidance as to how Section 7702 is to be applied is quite limited. If a policy were determined not to be a life insurance contract for purposes of
                                        Section 7702, that policy would not
                                        qualify for the favorable tax treatment
                                        normally provided to a life insurance
                                        contract.

                                        With respect to a policy issued on the
                                        basis of a standard rate class, we
                                        believe that such a policy should meet
                                        the Section 7702 definition of a life
                                        insurance contract.

                                        With respect to a policy that is issued
                                        on a substandard basis (i.e., a premium
                                        class involving higher than standard
                                        mortality risk), there is less
                                        certainty, in particular as to how the
                                        mortality and other expense requirements of Section 7702 are to be applied in determining whether such a policy meets the definition of a life insurance contract set forth in Section 7702. Thus, it is not clear that such a policy would satisfy Section 7702, particularly if you pay the full amount of premiums permitted under the policy.

                                        If subsequent guidance issued under
                                        Section 7702 leads us to conclude that a policy does not (or may not) satisfy
                                        Section 7702, we will take appropriate
                                        and necessary steps for the purpose of
                                        bringing the policy into compliance, but we can give no assurance that it will be possible to achieve that result. We expressly reserve the right to restrict policy transactions if we determine such action to be necessary to qualify the policy as a life insurance contract under Section 7702.

                                        Tax Treatment of Policy Benefits In
                                        General

                                        This discussion assumes that each policy will qualify as a life insurance contract for federal income tax purposes under Section 7702. The Life Insurance Proceeds under the policy should be excluded from the taxable gross income of the Beneficiary. In addition, the increases in a policy's Account Value should not be taxed until there has been a distribution from the policy such as a surrender, partial surrender or lapse with loan.

                                        Pre-Death Distribution

                                        The tax treatment of any distribution
                                        you receive before the Insured's death
                                        depends on whether the policy is
                                        classified as a modified endowment
                                        contract.

                                        Policies Not Classified as Modified
                                        Endowment Contracts

                                        o  If you surrender the policy or allow
                                           it to lapse, you will not be taxed
                                           except to the extent the amount you
                                           receive is in excess of the premiums
                                           you paid less the untaxed portion of
                                           any prior withdrawals. For this
                                           purpose, you will be treated as
                                           receiving any portion of the cash
                                           surrender value used to repay policy
                                           debt. The tax consequences of a
                                           surrender may differ if you take the
                                           proceeds under an income payment
                                           settlement option.

                                        o  Generally, you will be taxed on a
                                           withdrawal to the extent the amount
                                           you receive exceeds the premiums you
                                           paid for the policy less the untaxed
                                           portion of any prior withdrawals.
                                           However, under some limited
                                           circumstances, in the first 15 Policy
                                           Years, all or a portion of a
                                           withdrawal may be taxed if the cash
                                           value exceeds the total premiums paid
                                           less the untaxed portions of any
                                           prior withdrawals, even if total
                                           withdrawals do not exceed total
                                           premiums paid.

                                        o  Extra premiums for optional benefits
                                           and riders generally do not count in
                                           computing the premiums paid for the
                                           policy for the purposes of
                                           determining whether a withdrawal is
                                           taxable.

                                        o  Loans you take against the policy are
                                           ordinarily treated as debt and are
                                           not considered distributions subject
                                           to tax.

                                        Modified Endowment Contracts

                                        o  The rules change if the policy is
                                           classified as a modified endowment
                                           contract ("MEC"). The policy could be
                                           classified as a MEC if premiums
                                           substantially in excess of scheduled
                                           premiums are paid or a decrease in
                                           the face amount of insurance is made
                                           (or a rider removed). The addition of
                                           a rider or an increase in the face
                                           amount of insurance may also cause
                                           the policy to be classified as a MEC.
                                           The rules on whether a policy will be
                                           treated as a MEC are very complex and
                                           cannot be fully described in this
                                           summary. You should consult a
                                           qualified tax adviser to determine
                                           whether a policy transaction will
                                           cause the policy to be classified as
                                           a MEC. We will monitor your policy
                                           and will take steps reasonably
                                           necessary to notify you on a timely
                                           basis if your policy is in jeopardy
                                           of becoming a MEC.

                                        o  If the policy is classified as a MEC,
                                           then amounts you receive under the
                                           policy before the insured's death,
                                           including loans and withdrawals, are
                                           included in income to the extent that
                                           the cash value before surrender
                                           charges exceeds the premiums paid for
                                           the policy, increased by the amount
                                           of any loans previously included in
                                           income, and reduced by any untaxed
                                           amounts previously received other
                                           than the amount of any loans
                                           excludable from income. An assignment
                                           of a MEC is taxable in the same way.
                                           These rules also apply to pre-death
                                           distributions, including loans, made
                                           during the two-year period before the
                                           time that the policy became a MEC.

                                        o  Any taxable income on pre-death
                                           distributions (including full
                                           surrenders) is subject to a penalty
                                           of 10% unless the amount is received
                                           on or after age 59 1/2, on account of
                                           your becoming disabled or as a life
                                           annuity. It is presently unclear how
                                           the penalty tax provisions apply to
                                           the Policies owned by businesses.

                                        o  All MECs issued by us to you during
                                           the same calendar year are treated as
                                           a single policy for purposes of
                                           applying these rules.

                                        Interest on Loans. Except in special
                                        circumstances, interest paid on a loan
                                        under a policy which is owned by an
                                        individual is treated as personal
                                        interest under the Code and thus will
                                        not be tax deductible. In addition, the
                                        deduction of interest that is incurred
                                        on any loan under a policy owned by a
                                        taxpayer and covering the life of any
                                        individual who is an officer or employee of or who is financially interested in the business carried on by that taxpayer may also be subject to certain restrictions set forth in Section 264 of the Code. Before taking a loan, you should consult a tax adviser as to the tax consequences of such a loan. (Also
                                        Section 264 of the Code may preclude
                                        business owners from deducting premium
                                        payments.)

                                        Policy Exchanges and Modifications.
                                        Depending on the circumstances, the
                                        exchange of a policy, a change in the
                                        death benefit option, a loan, a partial
                                        surrender, a surrender, a change in
                                        ownership, or an assignment of the
                                        policy may have federal income tax
                                        consequences. In addition, the federal,
                                        state and local transfer, and other tax
                                        consequences of ownership or receipt of
                                        policy proceeds will depend on the
                                        circumstances of each Owner or
                                        Beneficiary.

                                        Withholding. We are required to withhold federal income taxes on the taxable portion of any amounts received under the policy unless you elect to not have any withholding or in certain other circumstances. You are not permitted to elect out of withholding if you do not provide a social security number or other taxpayer identification number. Special withholding rules apply to payments made to non-resident aliens.

                                        You are liable for payment of federal
                                        income taxes on the taxable portion of
                                        any amounts received under the policy.
                                        You may be subject to penalties under
                                        the estimated tax rules if your
                                        withholding and estimated tax payments
                                        are not sufficient.

                                        Generation Skipping Transfer Tax. A
                                        transfer of the policy or the
                                        designation of a Beneficiary who is
                                        either 37 1/2 years younger than the
                                        Owner or a grandchild of the Owner may
                                        have generation skipping transfer tax
                                        consequences.

                                        Current Legislation. In April 2001, the
                                        House of Representatives passed H.R. 8,
                                        which would eliminate, over time, the
                                        estate, gift and generation skipping
                                        taxes and would partially eliminate the
                                        step-up in basis rule applicable to
                                        property held in a decedent's estate.
                                        Changes in law that reduce estate taxes
                                        could reduce the attractiveness of life
                                        insurance policies. Also, in March 2001, the House of Representatives passed legislation that would lower individual tax rates. This legislation could, if enacted, also reduce the benefit of tax deferral under life insurance policies. We cannot predict whether any such legislation will be enacted or what the specific terms of any such legislation will be.

                                        Contracts Issued in Connection With Tax
                                        Qualified Pension Plans. Prior to
                                        purchase of a policy in connection with
                                        a qualified plan, you should examine the applicable tax rules relating to such plans and life insurance thereunder in consultation with a qualified tax adviser.

                                        Possible Charge for the Company's Taxes

                                        At the present time, we do not deduct
                                        any charges for any federal, state, or
                                        local income taxes. However, we do
                                        currently deduct charges for state and
                                        federal premium based taxes and the
                                        federal DAC tax. We reserve the right in the future to deduct a charge for any such tax or other economic burden resulting from the application of the tax laws that we determine to be properly attributable to the Separate Account or to the policy.

================================================================================

                           Distribution of the Policy

================================================================================

                                        The policy is sold by licensed insurance agents, where the policy may be lawfully sold, who are registered representatives of broker-dealers which are registered under the Securities Exchange Act of 1934 and are members of the National Association of Securities Dealers, Inc.

                                        The policy will be distributed through
                                        the principal underwriter for the
                                        Separate Account, AIG Equity Sales Corp.
                                        ("AIGESC") 70 Pine Street, New York, New
                                        York, an affiliate of ours. AIGESC may
                                        also enter into selling agreements with
                                        other broker-dealers that will offer the policy.

                                        Commissions may be paid to registered
                                        representatives based on premiums paid
                                        for Policies sold. Other expense
                                        reimbursements, allowances, and
                                        overrides may also be paid. Registered
                                        representatives who meet certain
                                        productivity and profitability standards may be eligible for additional compensation. Additional payments may be made for administrative or other services not directly related to the sale of the Policies.

                                        Other Policies Issued by the Company
                                        The Company may offer other policies
                                        similar to those offered herein.

================================================================================

                           About Us and the Accounts

================================================================================

                                        The Company

We are a member of the American         American International Life Assurance
International Group, Inc.               Company of New York is a stock life
                                        insurance company organized under the
                                        laws of New York. We were incorporated
                                        in 1962. We provide a full range of
                                        individual and group life, disability,
                                        accidental death and dismemberment
                                        policies and annuities. We are a
                                        subsidiary of American International
                                        Group, Inc., which is a holding company
                                        for a number of companies engaged in the international insurance business, both life and general, in approximately 130 countries and jurisdictions around the world.

                                        The Separate Account

                                        We established the Separate Account as a separate investment account on June 5, 1986. It is used to support the policy and other variable life insurance policies, and used for other permitted purposes. The Separate Account is registered with the Securities and Exchange Commission as a unit investment trust under the federal securities laws and qualifies as a "separate account" within the meaning of these laws.

Although you may have  allocated your   We own the assets in the Separate
Account  Values  to the  subaccounts,   Account. The Separate Account is divided
you  do not  own  these  assets.  You   into subaccounts. The Separate Account
only own your policy.                   may include other subaccounts which are
                                        not available under the policy.

                                        Income, gains and losses, realized or
                                        unrealized, of a subaccount are credited to or charged against the subaccount without regard to any of our other income, gains or losses. Assets equal to the reserves and other contract liabilities with respect to each subaccount are not chargeable with liabilities arising out of any of our other businesses or separate accounts. If the assets exceed the required reserves and other liabilities, we may transfer the excess to our general account. We are obligated to pay all benefits provided under the policy.

Rights we have reserved.                We have reserved certain rights
                                        regarding the Separate Account. We will
                                        exercise these rights only in compliance with all applicable regulatory requirements. We have the right to:

                                        o  Change, add or delete designated
                                           investment options.

                                        o  Add or remove subaccounts.

                                        o  Withdraw assets of a class of
                                           policies to which the policy belongs
                                           from a subaccount and put them in
                                           another subaccount.

                                        o  Combine any two or more subaccounts.

                                        o  Register other separate accounts or
                                           deregister the Separate Account with
                                           the Securities and Exchange
                                           Commission.

                                        o  Run the Separate Account under the
                                           direction of a committee, and
                                           discharge such committee at any time.

                                        o  Restrict or eliminate any voting
                                           rights of Owners, or other persons
                                           who have voting rights as to the
                                           Separate Account.

                                        o  Operate the Separate Account or one
                                           or more of the subaccounts by making
                                           direct investments or in any other
                                           form. If we do so, we may invest the
                                           assets of the Separate Account or one
                                           or more of the subaccounts in any
                                           investments that are legal, as
                                           determined by our counsel.


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

                                        We will not change an investment adviser or any investment of a subaccount of our Separate Account unless approved by the Commissioner of Insurance of New York or deemed approved in accordance with such law or regulation. Any approval process is on file with the insurance supervisory official of the jurisdiction in which this policy is delivered.

                                        If any change we make results in a
                                        material change in the underlying
                                        investments of a subaccount, we will
                                        notify you of such change. If you have
                                        value in that subaccount:

                                        o  We will transfer it at your written
                                           direction from that subaccount
                                           (without charge) to another
                                           subaccount or to the Guaranteed
                                           Account, and

                                        o  You may then change your premium
                                           allocation percentages.

                                        Voting Rights

                                        We are the legal owner of shares held by the subaccounts and as such have the right to vote on all matters submitted to shareholders of the portfolios. However, as required by law, we will vote shares held in the subaccounts at regular and special meetings of shareholders of the portfolios in accordance with instructions we receive from Owners with Account Value in the subaccounts. If allowed by law or required by law we may vote shares of the portfolios without obtaining instructions or in disregard to instructions we have received. If we ever disregard voting instructions, we will advise you of that action and our reasons for such action in the next semiannual report.

                                        The Guaranteed Account

                                        The Guaranteed Account is an account
                                        within the general account of the
                                        company. Our general account assets are
                                        used to support our insurance and
                                        annuity obligations other than those
                                        funded by separate accounts. Subject to
                                        applicable law, we have sole discretion
                                        over the investment of the assets of the general account.

                                        We have not registered:

                                        o  interests in the Guaranteed Account
                                           under the Securities Act of 1933, and

                                        o  the Guaranteed Account as an
                                           investment company.

                                        The staff of the Securities and Exchange
                                        Commission has not reviewed our
                                        disclosure on the Guaranteed Account.
                                        Our disclosure regarding the Guaranteed
                                        Account must comply with generally
                                        applicable provisions of the federal
                                        securities laws relating to the accuracy and completeness of statements made in a prospectus.

================================================================================
                      OUR DIRECTORS AND EXECUTIVE OFFICERS
================================================================================

The directors and principal officers of the Company are listed below with their current principal business affiliation and their principal occupations during the past five (5) years. All officers have been affiliated with the Company during the past five (5) years unless otherwise indicated.

                                                               Principal Business
                                                               Affiliations and
                                                               Principal Occupations
Name and Address              Office                           During Past Five Years
----------------              ------                           ----------------------
Michele L. Abruzzo            Director, Senior Executive       Senior Vice President
80 Pine Street                Vice President
New York, NY 10005

James A. Bambrick             Senior Vice President,           Senior Vice President, A&H
One Alico Plaza               Chief Operations Officer         Division
600 King Street
Wilmington, DE  19801

Paul S. Bell                  Director, Sr. Vice               Senior Vice President and
One Alico Plaza               President and Chief              Actuary
600 King Street               Actuary
Wilmington, DE 19801

Marion Elizabeth Fajen        Director                         Retired; formerly Vice
5608 N. Waterbury Road                                         President and General Counsel
Des Moines, IA 50312

Patrick Joseph Foley          Director                         Retired; formerly Vice
Donovan, Perry, Carbon                                         President and Secretary
  McDermit & Radzil
Wall Street Plaza
88 Pine Street
New York, NY 10005

Cecil Calvert Gamwell, III    Director                         Director - Life Division AIG,
419 West Beach Road                                            Inc., Director - Seguros,
Charleston, RI 02813                                           Venezuela and Director (ALT)
                                                               Seguros Interamericanos (of New
                                                               York)

Maurice R. Greenberg          Director                         Director, Chairman and Chief
70 Pine Street                                                 Executive Officer AIG, Inc.
New York, NY 10270

Jack Russell Harnes           Director                         Retired; formerly Medical
70 Pine Street                                                 Director
New York, NY 10270

John Iniss Howell             Director                         Retired; formerly Director of
Indian Rock Corporation                                        AIG, Inc. Director of Schroder
263 Glenville Road, 2nd Fl.                                    Capital Management
Greenwich, CT 06831

Jerome T. Muldowney           Director, Senior Vice President  Senior Managing Director of AIG
175 Water Street                                               Global Investment Corp.
New York, NY 10038

Robinson K. Nottingham        Director, Chairman of the Board  Chairman of the Board and Chief
70 Pine Street                                                 Executive Officer of American
New York, NY 10270                                             International Life Insurance
                                                               Company (ALICO)

John Oehmke                   Chief Financial Officer,         Regional Vice President,
One Alico Plaza               Vice President                   Controller American
600 King Street                                                International Companies, Japan
Wilmington, DE 19801                                           and Korea

Nicholas A. O'Kulich          Director, Vice Chairman,         Vice President, Senior Vice
70 Pine Street                Treasurer                        President of AIG, Inc.
New York, NY 10270

Edmund Sze-Wing Tse           Director                         Vice Chairman of AIG, Inc.
70 Pine Street
New York, NY 10270

Elizabeth M. Tuck             Secretary                        Secretary and Assistant
70 Pine Street                                                 Secretary of AIG, Inc., and
New York, NY 10270                                             certain affiliates

Kenneth D. Walma              Vice President, General Counsel  Assistant Secretary, Associate
One Alico Plaza                                                General Counsel
600 King Street
Wilmington, DE 19801

Gerald Walter Wyndorf         Director, Chief Executive        Executive Vice President of AIG
80 Pine Street                Officer and President            Life Insurance Company
New York, NY 10038

================================================================================

                               Other Information

================================================================================

                                        State Regulation

                                        We are subject to the laws of New York
                                        governing insurance companies and to
                                        regulation by the New York Insurance
                                        Department. We file an annual statement
                                        in a prescribed form with the Insurance
                                        Department each year covering our
                                        operation for the preceding year and our final condition as of the end of such year. Regulation by the Insurance Department includes periodic examinations to determine our policy liabilities and reserves so that the Insurance Department may certify the items are correct. Our books and accounts are subject to review by the Insurance Department at all times and a full examination of its operations is conducted periodically by the staff of the Insurance Department pursuant to the National Association of Insurance Commissioners. Such regulation does not, however, involve any supervision of management or investment practices or policies. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we may operate.

                                        Legal Proceedings

                                        There are no legal proceedings to which
                                        the Separate Account or the principal
                                        underwriter is a party. We are engaged
                                        in various kinds of routine litigation
                                        which, in our opinion, are not of
                                        material importance in relation to our
                                        total capital and surplus.

                                        Experts

                                        The financial statements which appear in this prospectus have been audited by PricewaterhouseCoopers LLP, independent certified public accountants, as stated in its reports, and have been included in reliance upon the authority of such firm as experts in accounting and auditing.

                                        Legal Matters

                                        Legal matters relating to the federal
                                        securities laws are being passed upon by the firm of Morgan Lewis and Bockius LLP of Washington, D.C.

                                        Published Ratings

                                        We may occasionally publish in
                                        advertisements, sales literature and
                                        reports the ratings and other
                                        information assigned to us by one or
                                        more independent rating organizations
                                        such as A.M. Best Company, Moody's and
                                        Standard & Poor's . The purpose of the
                                        ratings is to reflect the rating
                                        organization's opinion of our financial
                                        strength and should not be considered as bearing on the investment performance of assets held in the Separate Account.

                                        The ratings are not recommendations to
                                        purchase our life insurance or annuity
                                        products or to hold or sell these
                                        products, and the ratings do not comment on the suitability of such products for a particular investor. There can be no assurance that any rating will remain in effect for any given period of time or that any rating will not be lowered or withdrawn entirely by a rating organization if, in such organization's judgment, future circumstances so warrant. The ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Stockholders and Board of Directors
American International Life Assurance Company of New York

In our opinion, the accompanying balance sheets and the related statements of income, capital funds, cash flows, and comprehensive income present fairly, in all material respects, the financial positions of American International Life Assurance Company of New York (a wholly-owned subsidiary of American International Group, Inc.) at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, inconformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

February 2, 2001

                      AMERICAN INTERNATIONAL LIFE ASSURANCE
                               COMPANY OF NEW YORK
                          (a wholly-owned subsidiary of
                       American International Group, Inc.)

                    REPORT ON AUDITS OF FINANCIAL STATEMENTS

              FOR THE YEARS ENDED DECEMBER 31, 2000, 1999 AND 1998

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                                 (in thousands)

                                                         December 31,   December 31,
                                                             2000           1999
                                                         ------------   ------------
Assets

Investments and cash:
     Fixed maturities:
        Bonds available for sale, at market value        $5,167,357     $4,973,736
        (cost: 2000 - $5,198,196; 1999 - $5,076,750)
     Equity securities:
         Common stock
         (cost: 2000 - $13,408; 1999 - $12,837)              29,991         24,428
         Non-redeemable preferred stocks
         (cost: 2000 - $24,610; 1999 - $27,047)              24,514         26,602
Mortgage loans on real estate, net of allowance
  (2000 - $19,000; 1999 - $19,000)                          472,576        460,455
Real estate, net of accumulated
 depreciation of $7,626 in 2000 and $6,976 in 1999           15,500         18,937
Policy loans                                                 10,481          9,986
Other invested assets                                       177,002         79,381
Short-term investments, at cost (approximate market
  value)                                                     23,505        143,766
Cash                                                              9            245
                                                         ----------     ----------

    Total investments and cash                            5,920,935      5,737,536


Amounts due from related parties                              9,598          9,470
Investment income due and accrued                            89,363         82,501
Premium and insurance balances receivable                    11,325         17,345
Reinsurance assets                                          351,726        306,663
Deferred policy acquisition costs                            48,334         46,655
Federal income tax receivable                                    --          6,598
Deferred income taxes                                        12,412         55,056
Separate and variable accounts                              386,675        423,534
Other assets                                                    656          1,170
                                                         ----------     ----------

                                    Total assets         $6,831,024     $6,686,528
                                                         ==========     ==========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                                 BALANCE SHEETS
                      (in thousands, except share amounts)

                                                           December 31,     December 31,
                                                                2000            1999
                                                           ------------     ------------
Liabilities
  Policyholder contract deposits                            $ 3,675,472     $ 3,741,873
  Future policy benefits for life and accident and
    health insurance contracts                                1,990,030       1,713,163
  Reserve for unearned premiums                                   6,999           5,948
  Policy and contract claims                                    191,432         335,557
  Reserve for commissions, expenses and taxes                     5,751           5,183
  Insurance balances payable                                      6,208           7,565
  Federal income tax payable                                      1,940              --
  Amounts due to related parties                                  3,105           3,320
  Separate and variable accounts                                386,675         423,534
  Other liabilities                                              62,562          32,137
                                                            -----------     -----------

                                    Total liabilities         6,330,174       6,268,280
                                                            -----------     -----------

Capital funds

  Common stock, $200 par value; 16,125 shares
       authorized, issued and outstanding                         3,225           3,225
  Additional paid-in capital                                    197,025         197,025
  Retained earnings                                             264,977         277,829
  Accumulated other comprehensive income                         35,623         (59,831)
                                                            -----------     -----------

                                    Total capital funds         500,850         418,248
                                                            -----------     -----------

Total liabilities and capital funds                         $ 6,831,024     $ 6,686,528
                                                            ===========     ===========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                              STATEMENTS OF INCOME
                                 (in thousands)

                                                          Years ended December 31,
                                                  ---------------------------------------
                                                     2000           1999           1998
                                                  ---------      ---------      ---------
Revenues:
  Premium income                                  $ 236,174      $ 189,448      $ 100,339
  Net investment income                             454,863        462,215        455,176
  Realized capital losses                           (60,266)       (13,103)        (1,694)
                                                  ---------      ---------      ---------

                  Total revenues                    630,771        638,560        553,821
                                                  ---------      ---------      ---------

Benefits and expenses:
  Death and other benefits                          263,403        244,895        178,401
  Increase in future policy benefits
   and policyholder contract deposits               280,852        239,635        252,476
  Acquisition and insurance expenses                 74,829         65,533         59,662
                                                  ---------      ---------      ---------

                  Total benefits and expenses       619,084        550,063        490,539
                                                  ---------      ---------      ---------

Income before income taxes                           11,687         88,497         63,282
                                                  ---------      ---------      ---------

Income taxes (benefits):
   Current                                           13,372         15,263         33,357
   Deferred                                          (8,833)        16,354        (10,772)
                                                  ---------      ---------      ---------

                  Total income taxes                  4,539         31,617         22,585
                                                  ---------      ---------      ---------

Net income                                        $   7,148      $  56,880      $  40,697
                                                  =========      =========      =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                           STATEMENTS OF CAPITAL FUNDS
                                 (in thousands)

                                                          Years ended December 31,
                                                 ---------------------------------------
                                                   2000           1999            1998
                                                 ---------      ---------      ---------
Common stock

Balance at beginning of year                     $   3,225      $   3,225      $   3,225
                                                 ---------      ---------      ---------

Balance at end of year                               3,225          3,225          3,225
                                                 ---------      ---------      ---------

Additional paid-in capital

Balance at beginning of year:                      197,025        197,025        197,025
                                                 ---------      ---------      ---------

Balance at end of year                             197,025        197,025        197,025
                                                 ---------      ---------      ---------


Retained earnings
  Balance at beginning of year                     277,829        220,949        190,252
  Net income                                         7,148         56,880         40,697
  Dividends to Stockholders                        (20,000)            --        (10,000)
                                                 ---------      ---------      ---------

  Balance at end of year                           264,977        277,829        220,949
                                                 ---------      ---------      ---------

Accumulated other comprehensive income
  Balance at beginning of year                     (59,831)       194,918        184,681
  Unrealized appreciation (depreciation) of
       investments - net of reclassification
       adjustments                                 146,932       (400,842)        (4,208)
  Deferred income tax benefit (expense) on
       changes and future policy benefits          (51,478)       146,093         14,445
                                                 ---------      ---------      ---------

   Balance at end of year                           35,623        (59,831)       194,918
                                                 ---------      ---------      ---------

               Total capital funds               $ 500,850      $ 418,248      $ 616,117
                                                 =========      =========      =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                            STATEMENTS OF CASH FLOWS
                                 (in thousands)

                                                                                      Years ended December 31,
                                                                          ---------------------------------------------
                                                                             2000              1999             1998
                                                                          -----------      -----------      -----------
Cash flows from operating activities:
 Net income                                                               $     7,148      $    56,880      $    40,697
                                                                          -----------      -----------      -----------

Adjustments to reconcile net income to net cash provided by operating activities:
 Non-cash revenues, expenses, gains and losses included in income:
 Change in insurance reserves                                                 133,793           45,730          323,971
 Change in premiums and insurance balances
  receivable and payable -net                                                   4,662           (5,697)           4,753
 Change in reinsurance assets                                                 (45,063)        (279,429)          (6,624)
 Change in deferred policy acquisition costs                                   (1,680)          (5,234)          (1,674)
 Change in investment income due and accrued                                   (6,861)            (799)             628
 Realized capital losses                                                       60,266           13,103            1,694
 Change in current and deferred income taxes -net                                (295)           2,133           (6,220)
 Change in reserves for commissions, expenses and taxes                           568              135              480
 Change in other assets and liabilities - net                                  35,850            2,969          (24,194)
                                                                          -----------      -----------      -----------
Total adjustments                                                             181,240         (227,089)         292,814
                                                                          -----------      -----------      -----------
 Net cash (used in) provided by operating activities                          188,388         (170,209)         333,511
                                                                          -----------      -----------      -----------

Cash flows from investing activities:
 Cost of fixed maturities, at market sold                                     281,411          913,262          317,042
 Cost of fixed maturities, at market matured or redeemed                      462,195          641,409          824,480
 Cost of equity securities sold                                                 3,047            1,149            1,413
 Cost of real estate sold                                                       2,786               --            5,107
 Realized capital losses                                                      (60,266)         (13,103)          (1,694)
 Purchase of fixed maturities                                                (848,607)      (1,815,447)      (1,202,023)
 Purchase of equity securities                                                 (1,182)         (14,641)         (13,671)
 Mortgage loans granted                                                      (108,183)         (64,782)        (140,623)
 Repayments of mortgage loans                                                  96,067          148,799          150,803
 Change in policy loans                                                          (496)             296              401
 Change in short-term investments                                             120,260          108,799         (172,672)
 Change in other invested assets                                              (28,228)         (22,632)         (12,118)
 Other - net                                                                  (21,027)          (4,525)         (16,637)
                                                                          -----------      -----------      -----------
  Net cash used in investing activities                                      (102,223)        (121,416)        (260,192)
                                                                          -----------      -----------      -----------

Cash flows from financing activities:
 Change in policyholder contract deposits                                     (66,401)         134,683           93,569
 Dividends to stockholders                                                    (20,000)              --          (10,000)
                                                                          -----------      -----------      -----------
    Net cash provided by financing activities                                 (86,401)         134,683           83,569
                                                                          -----------      -----------      -----------

Change in cash                                                                   (236)        (156,942)         156,888
Cash at beginning of year                                                         245          157,187              299
                                                                          -----------      -----------      -----------
Cash at end of year                                                       $         9      $       245      $   157,187
                                                                          ===========      ===========      ===========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                       STATEMENTS OF COMPREHENSIVE INCOME
                                 (in thousands)

                                                        Years ended December 31,
                                                ---------------------------------------
                                                   2000           1999           1998
                                                ---------      ---------      ---------
Comprehensive income

Net income                                      $   7,148      $  56,880      $  40,697
                                                ---------      ---------      ---------

Other comprehensive income

Unrealized appreciation (depreciation) of
    investments - net of reclassification
    adjustments                                   146,932       (400,842)        (4,208)
 Changes due to deferred income tax benefit
    (expense) on changes in
    future policy benefits                        (51,478)       146,093         14,445
                                                ---------      ---------      ---------

  Other comprehensive income                       95,454       (254,749)        10,237
                                                ---------      ---------      ---------

 Comprehensive income                           $ 102,602      $(197,869)     $  50,934
                                                =========      =========      =========

                 See accompanying notes to financial statements.

            AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY OF NEW YORK
                          NOTES TO FINANCIAL STATEMENTS

1. Summary of Significant Accounting Policies

      (a) Basis of Presentation: American International Life Assurance Company of New York (the Company) is a wholly owned subsidiary of American International Group, Inc. (the Parent). The financial statements of the Company have been prepared on the basis of generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The Company is licensed to sell life and accident & health insurance in the District of Columbia and all states except Arizona, Connecticut and Maryland. The Company is also licensed in America Samoa, Virgin Islands and Guam.

            The Company also files financial statements prepared in accordance with statutory practices prescribed or permitted by the Insurance Department of the State of New York. Financial statements prepared in accordance with GAAP differ in certain respects from the practices prescribed or permitted by regulatory authorities. The significant differences are: (1) statutory financial statements do not reflect fixed maturities available for sale at market value; (2) policy acquisition costs, charged against operations as incurred for regulatory purposes, have been deferred and are being amortized over the anticipated life of the contracts; (3) individual life and annuity policy reserves based on statutory requirements have been adjusted based upon mortality, lapse and interest assumptions applicable to these coverages, including provisions for reasonable adverse deviations; these assumptions reflect the Company's experience and industry standards; (4) deferred income taxes not recognized for regulatory purposes have been provided for temporary differences between the bases of assets and liabilities for financial reporting purposes and tax purposes; (5) for regulatory purposes, future policy benefits, policyholder contract deposits, policy and contract claims and reserve for unearned premiums are presented net of ceded reinsurance; and (6) an asset valuation reserve and interest maintenance reserve using National Association of Insurance Commissioners (NAIC) formulas are set up for regulatory purposes.

      (b) Investments: Fixed maturities available for sale, where the company may not have the ability or positive intent to hold these securities until maturity, are carried at current market value. Interest income with respect to fixed maturity securities is accrued currently. Included in fixed maturities available for sale are collateralized mortgage obligations (CMOs). Premiums and discounts arising from the purchase of CMOs are treated as yield adjustments over their estimated lives. Common and non-redeemable preferred stocks are carried at current market values. Dividend income is generally recognized when receivable. Short-term investments are carried at cost, which approximates market.

            Unrealized gains and losses from investments in equity securities, fixed maturities available for sale and other invested assets are reflected as a separate component of comprehensive income, net of deferred income taxes and future policy benefits in capital funds currently.

            Realized capital gains and losses are determined principally by specific identification. Where declines in values of securities below cost or amortized cost are considered to be other than temporary, a charge is reflected in income for the difference between cost or amortized cost and estimated net realizable value.

            Mortgage loans on real estate are carried at unpaid principal balance less unamortized loan origination fees and costs less an allowance for uncollectible loans. Interest income on such loans is accrued currently.

            Real estate is carried at depreciated cost and is depreciated on a straight-line basis over 31.5 years. Expenditures for maintenance and repairs are charged to income as incurred; expenditures for betterments are capitalized and depreciated over their estimated lives.

            Policy loans are carried at the aggregate unpaid principal balance.

            Other invested assets consist primarily of limited partnerships and other investments not classified elsewhere herein. These assets are recorded using either the cost or the equity method depending on the type of investment. Unrealized gains and losses from the revaluation of those investments carried at market values are reflected in comprehensive income, net of any related deferred income tax.

      (c) Income Taxes: The Company joins in a consolidated federal income tax return with the Parent and its domestic subsidiaries. The Company and the Parent have a written tax allocation agreement whereby the Parent agrees not to charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate return. Additionally, the Parent agrees to reimburse the Company for any tax benefits arising out of its net losses within ninety days after the filing of that consolidated tax return for the year in which these losses are utilized. Deferred federal income taxes are provided for temporary differences related to the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

      (d) Premium Recognition and Related Benefits and Expenses: Premiums for traditional life insurance and life contingent annuity contracts are recognized when due. Revenues for universal life and investment-type products consist of policy charges for the cost of insurance, administration, and surrenders during the period. Premiums on accident and health insurance are reported as earned over the contract term. The portion of accident and health premiums which is not earned at the end of a reporting period is recorded as unearned premiums. Estimates of premiums due but not yet collected are accrued. Policy benefits and expenses are associated with earned premiums on long-duration contracts resulting in a level recognition of profits over the anticipated life of the contracts.

            Policy acquisition costs for traditional life insurance products are generally deferred and amortized over the premium paying period of the policy. Deferred policy acquisition costs and policy initiation costs related to universal life and investment-type products are amortized in relation to expected gross profits over the life of the policies (see Note 3).

            The liability for future policy benefits and policyholder contract deposits is established using assumptions described in Note 4.

      (e) Policy and Contract Claims: Policy and contract claims include amounts representing: (1) the actual in-force amounts for reported life claims and an estimate of incurred but unreported claims; and
            (2) an estimate, based upon prior experience, for accident and health reported and incurred but unreported losses. The methods of making such estimates and establishing the resulting reserves are continually reviewed and updated and any adjustments resulting therefrom are reflected in income currently.

      (f) Separate and Variable Accounts: These accounts represent funds for which investment income and investment gains and losses accrue directly to the policyholders. Each account has specific investment objectives, and the assets are carried at market value. The assets of each account are legally segregated and are not subject to claims which arise out of any other business of the Company.

      (g) Reinsurance Assets: Reinsurance assets include the balances due from both reinsurance and insurance companies under the terms of the Company's reinsurance arrangements for ceded unearned premiums, future policy benefits for life and accident and health insurance contracts, policyholder contract deposits and policy and contract claims. It also includes funds held under reinsurance treaties.

      (h)   Accounting Standards:

            In June 1998, FASB issued Statement of Financial Accounting Standards No. 133 "Accounting for Derivative Instruments and Hedging Activities" (FASB 133). In June 2000, FASB issued Statement of Financial Accounting Standards No. 138 "Accounting for Derivative Instruments and Hedging Activities-an amendment of FASB Statement No. 133" (FASB 138).

            Together, these Statements require the Company to recognize all derivatives in the balance sheet at fair value. The financial statement recognition of the change in the fair value of a derivative depends on a number of factors, including the intended use of the derivative and the extent to which it is effective as part of a hedge transaction. FASB 133 and FASB 138 are effective for the company for the year commencing January 1, 2001. The impact of the adoption of FASB 133 and FASB 138 at January 1, 2001 with respect to the Company's results of operations, financial condition and liquidity is deemed insignificant.

2. Investment Information

(a) Statutory Deposits: Securities with a carrying value of $16,652,000 and $17,560,000 were deposited by the Company under requirements of regulatory authorities as of December 31, 2000 and 1999, respectively.

(b) Net Investment Income: An analysis of net investment income is as follows (in thousands):

                                          Years ended December 31,
                                    ----------------------------------
                                      2000         1999         1998
                                    --------     --------     --------
Fixed maturities                    $398,501     $392,878     $386,353
Equity securities                      3,074        2,309        1,702
Mortgage loans                        40,595       45,173       52,443
Real estate                            1,979        2,113        2,782
Policy loans                             742          750          713
Cash and short-term investments        5,829        7,507        4,334
Other invested assets                  9,055       16,026       11,209
                                    --------     --------     --------
       Total investment income       459,775      466,756      459,536

Investment expenses                    4,912        4,541        4,360
                                    --------     --------     --------

       Net investment income        $454,863     $462,215     $455,176
                                    ========     ========     ========

(c) Investment Gains and Losses: The net realized capital gains (losses) and change in unrealized appreciation (depreciation) of investments for 2000, 1999 and 1998 are summarized below (in thousands):

                                                  Years ended December 31,
                                            ------------------------------------
                                              2000          1999           1998
                                            --------      --------      --------
Realized gains (losses) on investments:
Fixed maturities                            $(57,820)    $ (15,407)     $ (3,908)
Equity securities                                340         1,702           124
Real Estate                                   (2,786)           --         2,079
Other                                             --           602            11
                                            --------      --------      --------
Realized gains (losses)                     $(60,266)    $ (13,103)      $(1,694)
                                            ========      ========      ========

Change in unrealized appreciation
    (depreciation) of investments:
Fixed maturities                            $ 72,175     $(369,679)     $(16,268)
Equity securities                              5,341        (3,812)        1,272
Other invested assets                         69,416       (27,351)       10,788
                                           ---------     ---------     ---------
 Change in unrealized appreciation
    (depreciation) of investments           $146,932     $(400,842)     $ (4,208)
                                           =========     =========     =========

Proceeds from the sale of investments in fixed maturities during 2000, 1999 and 1998 were $281,411,000, $913,263,000 and $317,042,000, respectively.

During 2000, 1999 and 1998, gross gains of $4,565,000, $8,369,000 and $0, respectively, and gross losses of $62,385,000, $23,776,000 and $3,908,000, respectively, were realized on dispositions of fixed maturities.

During 2000, 1999 and 1998, gross gains of $340,000, $1,712,000 and $126,000, respectively, and gross losses of $0, $10,000 and $2,000, respectively, were realized on dispositions of equity securities.

(d)   Market Value of Fixed Maturities and Unrealized Appreciation of
      Investments:

      At December 31, 2000 and 1999, unrealized appreciation of investments in equity securities (before applicable taxes) included gross gains of $19,335,000 and $15,424,000 and gross losses of $2,848,000 and $4,278,000, respectively.

      The amortized cost and estimated market values of investments in fixed maturities at December 31, 2000 and 1999 are as follows (in thousands):

                                                       Gross          Gross         Estimated
        2000                          Amortized      Unrealized     Unrealized       Market
        ----                             Cost          Gains          Losses          Value
                                      ----------     ----------     ----------     ----------
Fixed maturities:
   U.S. Government and government
       agencies and authorities       $   70,479     $   21,557     $       --     $   92,036
   States, municipalities and
       political subdivisions            573,588         26,906            125        600,369
   Foreign governments                     8,794            490             --          9,284
   All other corporate                 4,545,335        121,556        201,223      4,465,668
                                      ----------     ----------     ----------     ----------

Total fixed maturities                $5,198,196     $  170,509     $  201,348     $5,167,357
                                      ==========     ==========     ==========     ==========

                                                       Gross          Gross        Estimated
        1999                          Amortized      Unrealized     Unrealized       Market
        ----                             Cost          Gains          Losses          Value
                                      ----------     ----------     ----------     ----------
Fixed maturities:
   U.S. Government and government
       agencies and authorities       $   68,605     $   13,612     $      407     $   81,810
   States, municipalities and
       political subdivisions            665,514         16,609          4,317        677,806
   Foreign governments                     9,307            108            247          9,168
   All other corporate                 4,333,324         57,006        185,378      4,204,952
                                      ----------     ----------     ----------     ----------

Total fixed maturities                $5,076,750     $   87,335     $  190,349     $4,973,736
                                      ==========     ==========     ==========     ==========

The amortized cost and estimated market value of fixed maturities available for sale at December 31, 2000, by contractual maturity, are shown below (in thousands). Actual maturities could differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties.

                                                          Estimated
                                           Amortized        Market
                                              Cost           Value
                                           ----------     ----------

Due in one year or less                    $  412,615     $  413,417
Due after one year through five years       1,935,705      1,937,504
Due after five years through ten years      1,451,437      1,407,942
Due after ten years                         1,398,439      1,408,494
                                           ----------     ----------

                                           $5,198,196     $5,167,357
                                           ==========     ==========

(e) CMOs: CMOs are U.S. Government and Government agency backed and triple A-rated securities. CMOs are included in other corporate fixed maturities. At December 31, 2000 and 1999, the market value of the CMO portfolio was $775,942,000 and $883,693,000, respectively; the estimated amortized cost was approximately $759,121,000 in 2000 and $883,419,000 in 1999. The
      Company's CMO portfolio is readily marketable. There were no derivative (high risk) CMO securities contained in the portfolio at December 31, 2000.

(f) Fixed Maturities Below Investment Grade: At December 31, 2000 and 1999, the fixed maturities held by the Company that were below investment grade had an aggregate amortized cost of $524,457,000 and $526,765,000, respectively, and an aggregate market value of $405,543,000 and $467,170,000, respectively.

(g) Non-income Producing Assets: Non-income producing assets were insignificant.

(h) Investments Greater than 10% Equity: The market value of investments in the following company exceeded 10% of the Company's total capital funds at December 31, 2000 (in thousands).

      Private Equity Investors III, L.P.           $72,210

3.    Deferred Policy Acquisition Costs

      The following reflects the policy acquisition costs deferred (commissions, direct solicitation and other costs) which will be amortized against future income and the related current amortization charged to income, excluding certain amounts deferred and amortized in the same period (in thousands):

                                             Years ended December 31,
                                     ------------------------------------
                                       2000          1999          1998
                                     --------      --------      --------

    Balance at beginning of year     $ 46,655      $ 41,421      $ 39,748
    Acquisition costs deferred          7,986         9,166         7,323
    Amortization charged to income     (6,307)       (3,932)       (5,650)
                                     --------      --------      --------
    Balance at end of year           $ 48,334      $ 46,655      $ 41,421
                                     ========      ========      ========

4.    Future Policy Benefits and Policyholder Contract Deposits

      (a) The analysis of the future policy benefits and policyholder contract deposits liabilities as at December 31, 2000 and 1999 follows (in thousands):

                                              2000           1999
                                           ----------     ----------
Future policy benefits:
Long duration contracts                    $1,963,603     $1,691,028
Short duration contracts                       26,427         22,135
                                           ----------     ----------
                                           $1,990,030     $1,713,163
                                           ==========     ==========

Policyholder contract deposits:
Annuities                                  $2,875,838     $2,924,027
Guaranteed investment contracts (GICs)        653,004        678,240
Universal life                                105,241        105,223
Corporate owned life insurance                 27,717         26,254
Other investment contracts                     13,672          8,129
                                           ----------     ----------
                                           $3,675,472     $3,741,873
                                           ==========     ==========

(b) Long duration contract liabilities included in future policy benefits, as presented in the table above, result from traditional life and annuity products. Short duration contract liabilities are primarily accident and health products. The liability for future policy benefits has been established based upon the following assumptions:

      (i) Interest rates (exclusive of immediate/terminal funding annuities), which vary by year of issuance and products, range from 3.0 percent to 10.0 percent. Interest rates on immediate/terminal funding annuities are at a maximum of 12.2 percent and grade to not greater than 7.5 percent.

      (ii) Mortality and withdrawal rates are based upon actual experience modified to allow for variations in policy form. The weighted average lapse rate, including surrenders, for individual life approximated 2.4 percent.

(c) The liability for policyholder contract deposit has been established based on the following assumptions:

      (i) Interest rates credited on deferred annuities vary by year of issuance and range from 4.8 percent to 8.3 percent. Credited interest rate guarantees are generally for a period of one year. Withdrawal charges generally range from 3.0 percent to 10.0 percent grading to zero over a period of 5 to 10 years.

      (ii) GICs have market value withdrawal provisions for any funds withdrawn other than benefit responsive payments. Interest rates credited generally range from 5.4 percent to 8.0 percent and maturities range from 3 to 7 years.

      (iii) Interest rates on corporate-owned life insurance business are guaranteed at 4.0 percent and the weighted average rate credited in 2000 was 6.2 percent.

      (iv) The universal life funds, exclusive of corporate-owned life insurance business, have credited interest rates of 5.8 percent to
            6.5 percent and guarantees ranging from 4.0 percent to 5.5 percent depending on the year of issue. Additionally, universal life funds are subject to surrender charges that amount to 11.0 percent of the fund balance and grade to zero over a period not longer than 20 years.

5.    Income Taxes

      (a) The Federal income tax rate applicable to ordinary income is 35% for 2000, 1999 and 1998. Actual tax expense on income from operations differs from the "expected" amount computed by applying the Federal income tax rate because of the following (in thousands except percentages):

                                                Years ended December 31,
                                                -----------------------
                                  2000                   1999                    1998
                         ---------------------    -------------------   ---------------------
                                      Percent                Percent                Percent
                                        of                      of                    of
                                      pre-tax                pre-tax                pre-tax
                                     operating              operating              operating
                           Amount     Income      Amount      Income    Amount       Income
                         ---------------------    -------------------   --------------------
"Expected" income tax
      expense             $ 4,090        35.0%    $30,974       35.0%   $22,149       35.0%
State income tax              751         6.4         418        0.5        194        0.3
Other                        (302)       (2.6)        225        0.3        242        0.4
                          -------        ----     -------       ----    -------       ----
Actual income
      tax expense         $ 4,539        38.8%    $31,617       35.8%   $22,585       35.7%
                          =======      ======     =======     ======    =======       ====

      (b) The components of the net deferred tax liability were as follows (in thousands):

                                              Years ended December 31,
                                              ------------------------
                                                2000            1999
                                              --------        --------
Deferred tax assets:
  Adjustments to mortgage loans and
        investment income due and accrued     $  8,050        $  6,876
  Adjustment to life policy reserves            39,200          39,467
  Unrealized depreciation of investments            --          32,034
  Other                                            129             168
                                              --------        --------
                                                47,379          78,545
                                              --------        --------
Deferred tax liabilities:
   Deferred policy acquisition costs          $  2,361        $  2,875
   Fixed maturities discount                     8,457          16,199
   Unrealized appreciation on investments       19,357              --
   Other                                         4,792           4,415
                                              --------        --------
                                                34,967          23,489
                                              --------        --------

 Net deferred tax (asset) liability           $(12,412)       $(55,056)
                                              ========        --------

(c) At December 31, 2000, accumulated earnings of the Company for Federal income tax purposes include approximately $2,879,000 of "Policyholders' Surplus" as defined under the Code. Under provisions of the Code, "Policyholders' Surplus" has not been currently taxed but would be taxed at current rates if distributed to the Parent. There is no present intention to make cash distributions from "Policyholders' Surplus" and accordingly, no provision has been made for taxes on this amount.

(d) Income taxes paid in 2000, 1999, and 1998 amounted to $3,413,000, $28,174,000, and $26,796,000, respectively.

6.    Commitments and Contingent Liabilities

      The Company, in common with the insurance industry in general, is subject to litigation, including claims for punitive damages, in the normal course of their business. The Company does not believe that such litigation will have a material effect on its operating results and financial condition.

      The Company is a limited partner in Chardon/Hato Rey Partnership (Puerto
      Rico). The partnership agreement requires the Company to make an additional capital contribution of up to $3,000,000 to cover construction cost overruns or operating deficits. Construction was completed in 1992, the building is fully leased and profitable; therefore, no demands are foreseen.

      During 1997, the Company entered into a partnership agreement with Private Equity Investors III, L.P. As of December 31, 2000, the Company's unused capital commitment was $2,432,000. Contributions totaling $22,526,000 have been made through December 31, 2000.

      During 1998, the Company entered into a partnership agreement with Sankaty High Yield Asset Partners, L.P. The agreement requires the Company to make capital contributions totaling $2,993,000. Contributions totaling $2,745,000 have been made through December 31, 2000.

      During 1999, the Company entered into a partnership agreement with G2 Opportunity Fund, LP. The agreement requires the Company to make capital contributions totaling $12,500,000. Contributions totaling $12,108,000 have been made through December 31, 2000.

      During 1999, the Company entered into a partnership agreement with CVC Capital Funding LLC. The agreement requires the Company to make capital contributions totaling $10,000,000. No contributions have been made as of December 31, 2000.

      During 1999, the Company entered into a partnership agreement with Private Equity Investors IV, L.P. The agreement requires the Company to make capital contributions totaling $73,000. Contributions totaling
      $30,170,000 have been made through December 31, 2000.

      During 2000, the Company entered into a partnership agreement with G3 Strategic Investment L.P. The agreement requires the Company to make capital contributions totaling $12,500,000. Contributions totaling $6,375,000 have been made through December 31, 2000.

7.    Fair Value of Financial Instruments

      (a) Statement of Financial Accounting Standards No. 107 "Disclosures about Fair Value of Financial Instruments" (FASB 107) requires disclosure of fair value information about financial instruments for which it is practicable to estimate such fair value. These financial instruments may or may not be recognized in the balance sheet. In the measurement of the fair value of certain of the financial instruments, quoted market prices were not available and other valuation techniques were utilized. These derived fair value estimates are significantly affected by the assumptions used. FASB 107 excludes certain financial instruments, including those related to insurance contracts.

            The following methods and assumptions were used by the Company in estimating the fair value of the financial instruments presented:

            Cash and short-term investments: The carrying amounts reported in the balance sheet for these instruments approximate fair value.

            Fixed maturities: Fair values for fixed maturity securities carried at market value are generally based upon quoted market prices. For certain fixed maturities for which market prices were not readily available, fair values were estimated using values obtained from independent pricing services.

            Equity securities: Fair values for equity securities were based upon quoted market prices.

            Mortgage and policy loans: Where practical, the fair values of loans on real estate were estimated using discounted cash flow calculations based upon the Company's current incremental lending rates for similar type loans. The fair values of policy loans were not calculated as the Company believes it would have to expend excessive costs for the benefits derived. Therefore, the fair value of policy loans was estimated at carrying value.

            Policyholder contract deposits: Fair values of policyholder contract deposits were estimated using discounted cash flow calculations based upon interest rates currently being offered for similar contracts consistent with those remaining for the contracts being valued.

      (b) The fair value and carrying amounts of financial instruments is as follows (in thousands):

            2000
            ----
                                        Fair         Carrying
                                       Value          Amount
                                     ---------      ---------
Cash and short-term investments     $   23,514     $   23,514
Fixed maturities                     5,167,357      5,167,357
Equity securities                       54,505         54,505
Mortgage and policy loans              509,282        483,057

Policyholder contract deposits      $3,769,539     $3,675,472

           1999
           ----
                                        Fair         Carrying
                                       Value          Amount
                                     ---------      ---------
Cash and short-term investments     $  144,011     $  144,011
Fixed maturities                     4,973,736      4,973,736
Equity securities                       51,030         51,030
Mortgage and policy loans              476,653        470,441

Policyholder contract deposits      $3,807,329     $3,741,873

8.    Capital Funds

      (a) The Company may not distribute dividends to the Parent without prior approval of regulatory agencies. Generally, this limits the payment of such dividends to an amount which, in the opinion of the regulatory agencies, is warranted by the financial condition of the Company. During 2000, 1999 and 1998, the Company paid dividends of $20,000,000, $0 and $10,000,000, respectively, to its stockholders.

      (b) The Company's capital funds as determined in accordance with statutory accounting practices were $358,209,000 at December 31, 2000 and $387,814,000 at December 31, 1999. Statutory net
            (loss)/income amounted to $(3,668,000), $66,418,000 and $35,386,000 for 2000, 1999 and 1998, respectively.

      (c) Statement of Accounting Standards No. 130 "Comprehensive Income" (FASB 130) was adopted by the Company effective January 1, 1998. FASB 130 establishes standards for reporting comprehensive income and its components as part of capital funds. The reclassification adjustments with respect to available for sale securities were $(60,263,000), $(13,103,000), and $(1,694,000) for December 31,
            2000, 1999 and 1998, respectively.

9.    Employee Benefits

      (a) The Company participates with its affiliates in a qualified, non-contributory, defined benefit pension plan which is administered by the Parent. All qualified employees who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with 5 or more years of service is entitled to pension benefits beginning at normal retirement age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations. Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service. Pension expense for current service costs, retirement and termination benefits for the years ended December 31, 2000, 1999 and 1998 were approximately $11,000, $153,000 and $238,000, respectively. The Parent's plans do not separately identify projected benefit obligations and plan assets attributable to employees of participating affiliates. The projected benefit obligations exceeded the plan assets at December 31, 2000 by $146,000,000.

            The Parent has adopted a Supplemental Executive Retirement Program (Supplemental Plan) to provide additional retirement benefits to designated executives and key employees. Under the Supplemental Plan, the annual benefit, not to exceed 60 percent of average final compensation, accrues at a percentage of average final pay multiplied for each year of credited service reduced by any benefits from the current and any predecessor retirement plans, Social Security, if any, and from any qualified pension plan of prior employers. The Supplemental Plan also provides a benefit equal to the reduction in benefits payable under the AIG retirement plan as a result of Federal limitations on benefits payable thereunder. Currently, the Supplemental Plan is unfunded.

      (b) The Parent also sponsors a voluntary savings plan for domestic employees (a 401(k) plan), which during the three years ended December 31, 2000, provided for salary reduction contributions by employees and matching contributions by the Parent of up to 6 percent of annual salary depending on the employees' years of service.

      (c) On April 1, 1985, the Parent terminated and replaced its then existing U.S. pension plan, a contributory qualified defined benefit plan, with the current non-contributory qualified defined benefit plan. Settlement of the obligations of the prior plan was accomplished through the purchase of annuities from the Company for accrued benefits as of the date of termination. Future policy benefits reserves in the accompanying balance sheet that relate to these annuity contracts are $77,027,000 at December 31, 2000 and $82,647,000 at December 31, 1999.

      (d) In addition to the Parent's defined benefit pension plan, the Parent and its subsidiaries provide a post-retirement benefit program for medical care and life insurance. Eligibility in the various plans is generally based upon completion of a specified period of eligible service and reaching a specified age.

      (e) The Parent applies APB Opinion 25 "Accounting for Stock issued to Employees" and related interpretations in accounting for its stock-based compensation plans. Employees of the Company participate in certain stock option and stock purchase plans of the Parent. In general, under the stock option plan, officers and other key employees are granted options to purchase AIG common stock at a price not less than fair market value at the date of grant. In general, the stock purchase plan provides for eligible employees to receive privileges to purchase AIG common stock at a price equal to 85% of the fair market value on the date of grant of the purchase privilege. The Parent has not recognized compensation costs for either plan. The effect of the compensation costs, as determined consistent with FASB 123, was not computed on a subsidiary basis, but rather on a consolidated basis for all subsidiaries of the Parent and therefore are not presented herein.

10.   Leases

(a) The Company occupies leased space in many locations under various long-term leases and has entered into various leases covering the long-term use of data processing equipment. At December 31, 2000, the future minimum lease payments under operating leases were as follows:

               Year                                           Payments
               ----                                           --------

                2001                                           $1,478
                2002                                            1,096
                2003                                              911
                2004                                              858
                Remaining years after 2004                        300
                                                              -------

                Total                                          $4,643
                                                               ======

      Rent expense approximated $1,644,000, $1,667,000 and $1,604,000 for the years ended December 31, 2000, 1999 and 1998, respectively.

11.   Reinsurance

      (a) The Company reinsures portions of its life and accident and health insurance risks with unaffiliated companies. Life insurance risks are reinsured primarily under coinsurance and yearly renewable term treaties. Accident and health insurance risks are reinsured primarily under coinsurance, excess of loss and quota share treaties. Amounts recoverable from reinsurers are estimated in a manner consistent with the assumptions used for the underlying policy benefits and are presented as a component of reinsurance assets. A contingent liability exists with respect to reinsurance ceded to the extent that any reinsurer is unable to meet the obligations assumed under the reinsurance agreements. The Company also reinsures portions of its life and accident and health insurance risks with affiliated companies (see Note 12).

            The effect of all reinsurance contracts, including reinsurance assumed, is as follows (in thousands, except percentages):

                                                                                           Percentage
      December 31, 2000                                                                     of Amount
      -----------------                                                                      Assumed
                                Gross          Ceded          Assumed           Net          to Net
                                -----          -----          -------           ---          ------
Life Insurance in Force     $35,128,181     $25,210,909     $25,384,029     $35,301,301       71.9%
                            ===========     ===========     ===========     ===========
Premiums:
  Life                          105,500           3,147             764         103,117        0.7%
  Accident and Health            22,832          10,655          29,278          41,455       70.6%
  Annuity                        91,602              --              --          91,602         --
                            -----------     -----------     -----------     -----------

Total Premiums              $   219,934     $    13,802     $    30,042     $   236,174       12.7%
                            ===========     ===========     ===========     ===========

11.  Reinsurance - (continued)

                                                                                             Percentage
      December 31, 1999                                                                       of Amount
      -----------------                                                                        Assumed
                               Gross           Ceded           Assumed          Net             to Net
                               -----           -----           -------          ---         --------------
Life Insurance in Force     $32,831,967     $   604,100     $     2,573     $32,230,440            --
                            ===========     ===========     ===========     ===========
Premiums:
  Life                           98,471           2,925              64          95,610           0.7%
  Accident and Health            18,940           8,431          31,393          41,902          74.9%
  Annuity                        51,936              --              --          51,936            --
                            -----------     -----------     -----------     -----------

Total Premiums              $   169,347     $    11,356     $    31,457     $   189,448          16.6%
                            ===========     ===========     ===========     ===========
                                                                                             Percentage
      December 31, 1998                                                                       of Amount
      -----------------                                                                        Assumed
                               Gross          Ceded         Assumed         Net                 to Net
                               -----          -----         -------         ---            --------------
Life Insurance in Force     $5,157,694     $  579,949     $      446     $4,578,191                --
                            ==========     ==========     ==========     ==========
Premiums:
  Life                          55,199          3,320             75         51,954               0.1%
  Accident and Health           16,144          6,470         23,215         32,889              70.6%
  Annuity                       15,496             --             --         15,496                --
                            ----------     ----------     ----------     ----------

Total Premiums              $   86,839     $    9,790     $   23,290     $  100,339              23.2%
                            ==========     ==========     ==========     ==========


(b)   The maximum amount retained on any one life by the Company is $1,000,000.

(c) Reinsurance recoveries, which reduced death and other benefits, approximated $19,191,000, $287,073,000 and $12,396,000 respectively, for the years ended December 31, 2000, 1999 and 1998.

      The Company's reinsurance arrangements do not relieve it from its direct obligation to its insureds.

12.   Transactions with Related Parties

      (a) The Company is party to several reinsurance agreements with its affiliates covering certain life and accident and health insurance risks. Premium income and commission ceded to affiliates amounted to $539,000 and $0, respectively, for the year ended December 31, 2000. Premium income and commission ceded for 1999 amounted to $277,263,000 and $0, respectively. Premium income and commission ceded for 1998 amounted to $ 89,000 and $2,000, respectively. Premium income and ceding commission expense assumed from affiliates aggregated $24,434,000 and $691,000, respectively, for 2000, compared to $25,496,000 and $88,000, respectively, for 1999, and $19,536,000 and $(545,000), respectively, for 1998.

      (b) The Company provides life insurance coverage to employees of the Parent and its domestic subsidiaries in connection with the Parent's employee benefit plans. The statement of income includes $5,715,000 in premiums relating to this business for 2000, $5,366,000 for 1999, and $5,124,000 for 1998.

      (c) The Company is party to several cost sharing agreements with its affiliates. Generally, these agreements provide for the allocation of costs upon either the specific identification basis or a proportional cost allocation basis which management believes to be reasonable. For the years ended December 31, 2000, 1999 and 1998, the Company was charged $32,138,000, $27,700,000 and $23,757,000, respectively, for expenses attributed to the Company but incurred by affiliates. During the same period, the Company received reimbursements from affiliates aggregating $36,462,000, $32,219,000 and $28,405,000, respectively, for costs incurred by the Company but attributable to affiliates.

      (d) During 1999, the Company entered into a reinsurance treaty with Lexington Insurance Company whereby the Company ceded a block of Ordinary Life business and transferred cash and securities valued at $276,917,000.

                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Policy Owners of
American International Life Assurance Company of New York Variable Account B

      In our opinion, the accompanying statements of assets and liabilities of American International Life Assurance Company of New York Variable Account B (comprising fifty-nine subaccounts, hereafter collectively referred to as "Variable Account B") and the related statements of operations and changes in net assets present fairly, in all material respects, the financial position of Variable Account B at December 31, 2000, the results of its operations and the changes in its net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of Variable Account B's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodians, provide a reasonable basis for the opinion expressed above.


/s/ PricewaterhouseCoopers LLP

February 28, 2001

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2000

================================================================================

ASSETS:
   Investments at Market Value:

                                                                  Shares             Cost            Market Value
                                                               --------------------------------------------------
               AIM
                 Capital Appreciation Fund                       2,739.580        $    79,509         $    84,486
                 International Equity Fund                       3,930.964             88,898              79,091
               Alliance
                 Conservative Investors Portfolio                1,608.254             21,054              20,007
                 Growth Portfolio                               38,744.077          1,068,623             972,479
                 Growth & Income Portfolio                      33,287.189            712,842             770,596
                 Growth Investors Portfolio                      7,028.759            101,043              90,462
                 Premier Growth Portfolio                        9,596.807            313,426             307,578
                 Quasar Portfolio                                8,203.404             97,509              97,131
                 Technology Portfolio                           13,672.440            347,093             341,128
               Dreyfus
                 Small Company Stock Portfolio                   2,859.702             44,901              51,705
                 Stock Index Fund                               31,665.417          1,065,971           1,076,626
               Fidelity
                 Asset Manager Portfolio                        23,048.401            396,715             368,772
                 Contrafund Portfolio                            7,604.801            185,166             180,538
                 Growth Portfolio                               35,083.291          1,498,915           1,531,384
                 High Income Portfolio                          14,951.239            167,190             122,304
                 Investment Grade Bond Portfolio                 3,937.973             47,027              49,578
                 Money Market Portfolio                        262,324.000            262,324             262,324
                 Overseas Portfolio                              9,653.013            202,234             192,960
               Morgan Stanley
                 Money Market Portfolio                        742,347.000            742,347             742,347
               Van Eck
                 Worldwide Emerging Markets Fund                 3,039.783             31,850              25,198
                 Worldwide Hard Assets Fund                      3,050.970             30,441              36,825
                                                                                  -----------         -----------
               Total Investments                                                  $ 7,505,078         $ 7,403,519
                    Total Assets                                                                      $ 7,403,519
                                                                                                      ===========
EQUITY:
   Policy Owners' Equity                                                                              $ 7,403,519
                                                                                                      -----------
       Total Equity                                                                                   $ 7,403,519
                                                                                                      ===========

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                             STATEMENT OF OPERATIONS
For The Years Ended December 31, 2000, December 31, 1999, and December 31, 1998

                                                         2000
                                                         ----

                                                                         AIM           AIM
                                                                        Capital    International
                                                                     Appreciation     Equity
                                                         Total           Fund          Fund
                                                         -----           ----          ----
Investment Income (Loss):
    Dividends ...................................     $   534,892      $  2,252      $  5,305
Expenses:
    Mortality & Expense Risk Fees ...............          61,872           775           731
                                                      -----------      --------      --------
Net Investment Income (Loss) ....................         473,020         1,477         4,574
                                                      -----------      --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................         188,087         4,665         1,554
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (1,423,128)      (17,059)      (32,607)
                                                      -----------      --------      --------
    Net Gain (Loss) on Investments ..............      (1,235,041)      (12,394)      (31,053)
                                                      -----------      --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $  (762,021)     $(10,917)     $(26,479)
                                                      ===========      ========      ========

                                                                                 Alliance
                                                      Alliance                    Growth
                                                   Conservative     Alliance         &
                                                     Investors       Growth       Income
                                                     Portfolio     Portfolio     Portfolio
                                                     ---------     ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $ 2,458      $ 103,881      $48,266
Expenses:
    Mortality & Expense Risk Fees ...............         172          9,671        6,165
                                                      -------      ---------      -------
Net Investment Income (Loss) ....................       2,286         94,210       42,101
                                                      -------      ---------      -------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................         (93)        57,079        3,912
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (1,233)      (362,895)      42,761
                                                      -------      ---------      -------
    Net Gain (Loss) on Investments ..............      (1,326)      (305,816)      46,673
                                                      -------      ---------      -------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $   960      $(211,606)     $88,774
                                                      =======      =========      =======

                                                       Alliance     Alliance
                                                        Growth      Premier       Alliance
                                                      Investors      Growth        Quasar
                                                      Portfolio    Portfolio     Portfolio
                                                      ---------    ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $ 22,051      $ 17,494      $ 3,728
Expenses:
    Mortality & Expense Risk Fees ...............          839         3,019        1,053
                                                      --------      --------      -------
Net Investment Income (Loss) ....................       21,212        14,475        2,675
                                                      --------      --------      -------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................          810         7,588          231
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (25,152)      (85,026)      (9,205)
                                                      --------      --------      -------
    Net Gain (Loss) on Investments ..............      (24,342)      (77,438)      (8,974)
                                                      --------      --------      -------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ (3,130)     $(62,963)     $(6,299)
                                                      ========      ========      =======

                                                                     Dreyfus
                                                                      Small        Dreyfus
                                                      Alliance       Company        Stock
                                                     Technology       Stock         Index
                                                      Portfolio     Portfolio        Fund
                                                      ---------     ---------        ----
Investment Income (Loss):
    Dividends ...................................     $  25,428      $    87      $  27,663
Expenses:
    Mortality & Expense Risk Fees ...............         3,922          422          9,703
                                                      ---------      -------      ---------
Net Investment Income (Loss) ....................        21,506         (335)        17,960
                                                      ---------      -------      ---------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        27,296        2,379         17,012
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (155,788)       1,589       (149,244)
                                                      ---------      -------      ---------
    Net Gain (Loss) on Investments ..............      (128,492)       3,968       (132,232)
                                                      ---------      -------      ---------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $(106,986)     $ 3,633      $(114,272)
                                                      =========      =======      =========

                                                     Dreyfus
                                                       Zero     Fidelity
                                                      Coupon      Asset        Fidelity
                                                       2000      Manager      Contrafund
                                                    Portfolio   Portfolio     Portfolio
                                                    ---------   ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $ 964      $ 37,383      $ 20,258
Expenses:
    Mortality & Expense Risk Fees ...............       157         3,274         1,498
                                                      -----      --------      --------
Net Investment Income (Loss) ....................       807        34,109        18,760
                                                      -----      --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................      (273)          242         5,168
    Change in Unrealized Appreciation
        (Depreciation) ..........................       287       (53,065)      (36,452)
                                                      -----      --------      --------
    Net Gain (Loss) on Investments ..............        14       (52,823)      (31,284)
                                                      -----      --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 821      $(18,714)     $(12,524)
                                                      =====      ========      ========

                                                                                   Fidelity
                                                                    Fidelity      Investment
                                                      Fidelity        High          Grade
                                                       Growth         Income         Bond
                                                      Portfolio     Portfolio     Portfolio
                                                      ---------     ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $ 173,244      $  8,244      $ 2,104
Expenses:
    Mortality & Expense Risk Fees ...............        14,746         1,170          386
                                                      ---------      --------      -------
Net Investment Income (Loss) ....................       158,498         7,074        1,718
                                                      ---------      --------      -------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        56,207        (3,080)        (107)
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (417,222)      (38,226)       2,805
                                                      ---------      --------      -------
    Net Gain (Loss) on Investments ..............      (361,015)      (41,306)       2,698
                                                      ---------      --------      -------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $(202,517)     $(34,232)     $ 4,416
                                                      =========      ========      =======

                                                                                 Morgan
                                                     Fidelity                    Stanley
                                                       Money       Fidelity       Money
                                                      Market       Overseas       Market
                                                     Portfolio    Portfolio     Portfolio
                                                     ---------    ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $ 11,466     $ 22,316      $      0
Expenses:
    Mortality & Expense Risk Fees ...............        1,668        1,937             0
                                                      --------     --------      --------
Net Investment Income (Loss) ....................        9,798       20,379             0
                                                      --------     --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................            0        5,235             0
    Change in Unrealized Appreciation
        (Depreciation) ..........................            0      (72,665)            0
                                                      --------     --------      --------
    Net Gain (Loss) on Investments ..............            0      (67,430)            0
                                                      --------     --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $  9,798     $(47,051)     $      0
                                                      ========     ========      ========

                                                      VanEck         VanEck       WP&G
                                                     Worldwide     Worldwide    Tomorrow
                                                     Emerging         Hard        Long
                                                      Markets        Assets       Term
                                                        Fund          Fund      Portfolio
                                                        ----          ----      ---------
Investment Income (Loss):
    Dividends ...................................     $      0      $    300     $      0
Expenses:
    Mortality & Expense Risk Fees ...............          262           292            9
                                                      --------      --------     --------
Net Investment Income (Loss) ....................         (262)            8           (9)
                                                      --------      --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        1,637           505          137
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (17,710)        3,041          (78)
                                                      --------      --------     --------
    Net Gain (Loss) on Investments ..............      (16,073)        3,546           59
                                                      --------      --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $(16,335)     $  3,554     $     50
                                                      ========      ========     ========

                                                                         WP&G
                                                                       Tomorrow
                                                                         Short
                                                                         Term
                                                                       Portfolio
                                                                       ---------
Investment Income (Loss):
    Dividends ...................................................        $  0
Expenses:
    Mortality & Expense Risk Fees ...............................           1
                                                                         ----
Net Investment Income (Loss) ....................................          (1)
                                                                         ----

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................................         (17)
    Change in Unrealized Appreciation
        (Depreciation) ..........................................          16
                                                                         ----
    Net Gain (Loss) on Investments ..............................          (1)
                                                                         ----

Increase (Decrease) in Net Assets
    Resulting From Operations ...................................        $ (2)
                                                                         ====

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                             STATEMENT OF OPERATIONS
For The Years Ended December 31, 2000, December 31, 1999, and December 31, 1998

                                                         1999
                                                         ----

                                                                         AIM            AIM
                                                                       Capital    International
                                                                    Appreciation      Equity
                                                         Total          Fund           Fund
                                                         -----          ----           ----
Investment Income (Loss):
    Dividends ...................................     $  322,363     $    1,452     $    2,428
Expenses:
    Mortality & Expense Risk Fees ...............         47,758            432            401
                                                      ----------     ----------     ----------
Net Investment Income (Loss) ....................        274,605          1,020          2,027
                                                      ----------     ----------     ----------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        202,624            499            195
    Change in Unrealized Appreciation
        (Depreciation) ..........................        827,271         19,039         22,644
                                                      ----------     ----------     ----------
    Net Gain (Loss) on Investments ..............      1,029,895         19,538         22,839
                                                      ----------     ----------     ----------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $1,304,500     $   20,558     $   24,866
                                                      ==========     ==========     ==========

                                                                                 Alliance
                                                      Alliance                    Growth
                                                    Conservative   Alliance         &
                                                     Investors      Growth        Income
                                                     Portfolio     Portfolio    Portfolio
                                                     ---------     ---------    ---------
Investment Income (Loss):
    Dividends ...................................     $  3,017      $ 56,561     $ 57,584
Expenses:
    Mortality & Expense Risk Fees ...............          270         6,985        4,985
                                                      --------      --------     --------
Net Investment Income (Loss) ....................        2,747        49,576       52,599
                                                      --------      --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................         (366)       31,353       18,790
    Change in Unrealized Appreciation
        (Depreciation) ..........................       (1,338)      170,572      (21,362)
                                                      --------      --------     --------
    Net Gain (Loss) on Investments ..............       (1,704)      201,925       (2,572)
                                                      --------      --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $  1,043      $251,501     $ 50,027
                                                      ========      ========     ========

                                                      Alliance     Alliance
                                                       Growth       Premier     Alliance
                                                      Investors     Growth       Quasar
                                                      Portfolio    Portfolio    Portfolio
                                                      ---------    ---------    ---------
Investment Income (Loss):
    Dividends ...................................     $  9,436     $  2,471     $    394
Expenses:
    Mortality & Expense Risk Fees ...............          915        1,781        1,084
                                                      --------     --------     --------
Net Investment Income (Loss) ....................        8,521          690         (690)
                                                      --------     --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        4,825        4,172       (3,624)
    Change in Unrealized Appreciation
        (Depreciation) ..........................        1,728       61,668       21,926
                                                      --------     --------     --------
    Net Gain (Loss) on Investments ..............        6,553       65,840       18,302
                                                      --------     --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 15,074     $ 66,530     $ 17,612
                                                      ========     ========     ========

                                                                      Dreyfus
                                                                       Small         Dreyfus
                                                      Alliance        Company         Stock
                                                     Technology        Stock          Index
                                                      Portfolio      Portfolio         Fund
                                                      ---------      ---------         ----
Investment Income (Loss):
    Dividends ...................................     $     462      $       0      $  16,580
Expenses:
    Mortality & Expense Risk Fees ...............         2,155            344          7,017
                                                      ---------      ---------      ---------
Net Investment Income (Loss) ....................        (1,693)          (344)         9,563
                                                      ---------      ---------      ---------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        50,141         (1,279)        49,652
    Change in Unrealized Appreciation
        (Depreciation) ..........................       104,477          5,143         86,954
                                                      ---------      ---------      ---------
    Net Gain (Loss) on Investments ..............       154,618          3,864        136,606
                                                      ---------      ---------      ---------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 152,925      $   3,520      $ 146,169
                                                      =========      =========      =========

                                                      Dreyfus
                                                        Zero        Fidelity
                                                       Coupon         Asset        Fidelity
                                                        2000         Manager     Contrafund
                                                      Portfolio     Portfolio     Portfolio
                                                      ---------     ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $    920      $ 17,963      $  3,565
Expenses:
    Mortality & Expense Risk Fees ...............          155         2,561           929
                                                      --------      --------      --------
Net Investment Income (Loss) ....................          765        15,402         2,636
                                                      --------      --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................            0        (1,857)        2,502
    Change in Unrealized Appreciation
        (Depreciation) ..........................         (455)       14,961        18,927
                                                      --------      --------      --------
    Net Gain (Loss) on Investments ..............         (455)       13,104        21,429
                                                      --------      --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $    310      $ 28,506      $ 24,065
                                                      ========      ========      ========

                                                                                 Fidelity
                                                                   Fidelity     Investment
                                                     Fidelity        High          Grade
                                                      Growth        Income         Bond
                                                     Portfolio     Portfolio     Portfolio
                                                     ---------     ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $112,948     $  8,084      $  1,312
Expenses:
    Mortality & Expense Risk Fees ...............       10,907          902           274
                                                      --------     --------      --------
Net Investment Income (Loss) ....................      102,041        7,182         1,038
                                                      --------     --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................       48,554       (3,919)           68
    Change in Unrealized Appreciation
        (Depreciation) ..........................      245,218        2,337        (1,621)
                                                      --------     --------      --------
    Net Gain (Loss) on Investments ..............      293,772       (1,582)       (1,553)
                                                      --------     --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $395,813     $  5,600      $   (515)
                                                      ========     ========      ========

                                                                                 VanEck
                                                      Fidelity                  Worldwide
                                                       Money       Fidelity     Emerging
                                                       Market      Overseas      Markets
                                                     Portfolio    Portfolio       Fund
                                                     ---------    ---------       ----
Investment Income (Loss):
    Dividends ...................................     $ 20,098     $  6,610     $      0
Expenses:
    Mortality & Expense Risk Fees ...............        3,628        1,602          148
                                                      --------     --------     --------
Net Investment Income (Loss) ....................       16,470        5,008         (148)
                                                      --------     --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................            0        4,108          201
    Change in Unrealized Appreciation
        (Depreciation) ..........................            0       57,758       12,835
                                                      --------     --------     --------
    Net Gain (Loss) on Investments ..............            0       61,866       13,036
                                                      --------     --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 16,470     $ 66,874     $ 12,888
                                                      ========     ========     ========

                                                      VanEck        WP&G         WP&G
                                                     Worldwide    Tomorrow     Tomorrow
                                                       Hard         Long         Short
                                                      Assets        Term         Term
                                                       Fund       Portfolio    Portfolio
                                                       ----       ---------    ---------
Investment Income (Loss):
    Dividends ...................................     $   293      $   162      $    23
Expenses:
    Mortality & Expense Risk Fees ...............         224           14           45
                                                      -------      -------      -------
Net Investment Income (Loss) ....................          69          148          (22)
                                                      -------      -------      -------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................      (1,640)          54          195
    Change in Unrealized Appreciation
        (Depreciation) ..........................       6,112          (57)        (195)
                                                      -------      -------      -------
    Net Gain (Loss) on Investments ..............       4,472           (3)           0
                                                      -------      -------      -------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 4,541      $   145      $   (22)
                                                      =======      =======      =======

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                             STATEMENT OF OPERATIONS
For The Years Ended December 31, 2000, December 31, 1999, and December 31, 1998

                                                        1998
                                                        ----

                                                                      AIM           AIM
                                                                    Capital    International
                                                                 Appreciation     Equity
                                                        Total        Fund          Fund
                                                        -----        ----          ----
Investment Income (Loss):
    Dividends ...................................     $307,163     $    973      $    270
Expenses:
    Mortality & Expense Risk Fees ...............       30,404          127           143
                                                      --------     --------      --------
Net Investment Income (Loss) ....................      276,759          846           127
                                                      --------     --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................       38,246         (550)         (405)
    Change in Unrealized Appreciation
        (Depreciation) ..........................      374,331        2,999           156
                                                      --------     --------      --------
    Net Gain (Loss) on Investments ..............      412,577        2,449          (249)
                                                      --------     --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $689,336     $  3,295      $   (122)
                                                      ========     ========      ========

                                                                                Alliance
                                                      Alliance                   Growth
                                                   Conservative    Alliance        &
                                                     Investors      Growth       Income
                                                     Portfolio    Portfolio    Portfolio
                                                     ---------    ---------    ---------
Investment Income (Loss):
    Dividends ...................................     $  1,554     $ 24,012     $ 31,176
Expenses:
    Mortality & Expense Risk Fees ...............          192        3,626        3,081
                                                      --------     --------     --------
Net Investment Income (Loss) ....................        1,362       20,386       28,095
                                                      --------     --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................          250       13,968       11,897
    Change in Unrealized Appreciation
        (Depreciation) ..........................          797       73,288       23,891
                                                      --------     --------     --------
    Net Gain (Loss) on Investments ..............        1,047       87,256       35,788
                                                      --------     --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $  2,409     $107,642     $ 63,883
                                                      ========     ========     ========

                                                      Alliance     Alliance
                                                       Growth       Premier      Alliance
                                                      Investors     Growth        Quasar
                                                      Portfolio    Portfolio     Portfolio
                                                      ---------    ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $  9,576     $      8      $  9,960
Expenses:
    Mortality & Expense Risk Fees ...............          975          420         1,060
                                                      --------     --------      --------
Net Investment Income (Loss) ....................        8,601         (412)        8,900
                                                      --------     --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        1,027          406           685
    Change in Unrealized Appreciation
        (Depreciation) ..........................       11,665       17,510       (15,889)
                                                      --------     --------      --------
    Net Gain (Loss) on Investments ..............       12,692       17,916       (15,204)
                                                      --------     --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 21,293     $ 17,504      $ (6,304)
                                                      ========     ========      ========

                                                                    Dreyfus
                                                                     Small        Dreyfus
                                                      Alliance      Company        Stock
                                                     Technology      Stock         Index
                                                      Portfolio    Portfolio        Fund
                                                      ---------    ---------        ----
Investment Income (Loss):
    Dividends ...................................     $    102      $    116      $  6,640
Expenses:
    Mortality & Expense Risk Fees ...............          823           177         3,570
                                                      --------      --------      --------
Net Investment Income (Loss) ....................         (721)          (61)        3,070
                                                      --------      --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        1,010          (790)       31,559
    Change in Unrealized Appreciation
        (Depreciation) ..........................       50,048           129        62,625
                                                      --------      --------      --------
    Net Gain (Loss) on Investments ..............       51,058          (661)       94,184
                                                      --------      --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 50,337      $   (722)     $ 97,254
                                                      ========      ========      ========

                                                      Dreyfus
                                                        Zero       Fidelity
                                                       Coupon       Asset       Fidelity
                                                        2000        Manager    Contrafund
                                                     Portfolio    Portfolio    Portfolio
                                                     ---------    ---------    ---------
Investment Income (Loss):
    Dividends ...................................     $    945     $ 20,860     $      0
Expenses:
    Mortality & Expense Risk Fees ...............          158        1,807          215
                                                      --------     --------     --------
Net Investment Income (Loss) ....................          787       19,053         (215)
                                                      --------     --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................            2        3,126           15
    Change in Unrealized Appreciation
        (Depreciation) ..........................          271        4,287       12,896
                                                      --------     --------     --------
    Net Gain (Loss) on Investments ..............          273        7,413       12,911
                                                      --------     --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $  1,060     $ 26,466     $ 12,696
                                                      ========     ========     ========

                                                                                 Fidelity
                                                                   Fidelity     Investment
                                                      Fidelity       High          Grade
                                                       Growth       Income         Bond
                                                     Portfolio    Portfolio     Portfolio
                                                     ---------    ---------     ---------
Investment Income (Loss):
    Dividends ...................................     $ 76,496     $  7,025      $    510
Expenses:
    Mortality & Expense Risk Fees ...............        6,340          686           174
                                                      --------     --------      --------
Net Investment Income (Loss) ....................       70,156        6,339           336
                                                      --------     --------      --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................       31,739         (408)          112
    Change in Unrealized Appreciation
        (Depreciation) ..........................      138,573      (11,405)        1,082
                                                      --------     --------      --------
    Net Gain (Loss) on Investments ..............      170,312      (11,813)        1,194
                                                      --------     --------      --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $240,468     $ (5,474)     $  1,530
                                                      ========     ========      ========

                                                      Fidelity                   VanEck
                                                       Money       Fidelity    Worldwide
                                                       Market      Overseas     Balanced
                                                     Portfolio    Portfolio       Fund
                                                     ---------    ---------       ----
Investment Income (Loss):
    Dividends ...................................     $ 20,408     $  9,490     $ 84,310
Expenses:
    Mortality & Expense Risk Fees ...............        3,454        1,376        1,724
                                                      --------     --------     --------
Net Investment Income (Loss) ....................       16,954        8,114       82,586
                                                      --------     --------     --------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................            0        1,283      (49,886)
    Change in Unrealized Appreciation
        (Depreciation) ..........................            0        5,423         (614)
                                                      --------     --------     --------
    Net Gain (Loss) on Investments ..............            0        6,706      (50,500)
                                                      --------     --------     --------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $ 16,954     $ 14,820     $ 32,086
                                                      ========     ========     ========

                                                      VanEck       VanEck        WP&G
                                                     Worldwide    Worldwide    Tomorrow
                                                     Emerging        Hard        Long
                                                      Markets       Assets       Term
                                                       Fund          Fund      Portfolio
                                                       ----          ----      ---------
Investment Income (Loss):
    Dividends ...................................     $     0      $ 2,327      $    21
Expenses:
    Mortality & Expense Risk Fees ...............          48          140           12
                                                      -------      -------      -------
Net Investment Income (Loss) ....................         (48)       2,187            9
                                                      -------      -------      -------

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity ................................        (775)      (6,194)         134
    Change in Unrealized Appreciation
        (Depreciation) ..........................      (1,775)      (2,222)          24
                                                      -------      -------      -------
    Net Gain (Loss) on Investments ..............      (2,550)      (8,416)         158
                                                      -------      -------      -------

Increase (Decrease) in Net Assets
    Resulting From Operations ...................     $(2,598)     $(6,229)     $   167
                                                      =======      =======      =======

                                                                          WP&G
                                                                        Tomorrow
                                                                         Short
                                                                          Term
                                                                       Portfolio
                                                                       ---------
Investment Income (Loss):
    Dividends ....................................................        $384
Expenses:
    Mortality & Expense Risk Fees ................................          76
                                                                          ----
Net Investment Income (Loss) .....................................         308
                                                                          ----

Realized & Unrealized Gain (Loss) on Investments:
    Realized Gain (Loss) on Investment
        Activity .................................................          41
    Change in Unrealized Appreciation
        (Depreciation) ...........................................         572
                                                                          ----
    Net Gain (Loss) on Investments ...............................         613
                                                                          ----

Increase (Decrease) in Net Assets
    Resulting From Operations ....................................        $921
                                                                          ====

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                       STATEMENT OF CHANGES IN NET ASSETS
For The Years Ended December 31, 2000, December 31, 1999, and December 31, 1998

                                                          2000
                                                          ----

                                                                             AIM             AIM
                                                                           Capital      International
                                                                        Appreciation       Equity
                                                          Total             Fund            Fund
                                                          -----             ----            ----
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $   473,020      $     1,477      $     4,574
    Realized Gain (Loss) on Investment Activity ..         188,087            4,665            1,554
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............      (1,423,128)         (17,059)         (32,607)
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................        (762,021)         (10,917)         (26,479)
                                                       -----------      -----------      -----------

Capital Transactions:
    Contract Deposits and Transfers ..............       2,475,073           38,265           40,606
    Cost Of Insurance Charge .....................        (604,053)         (14,063)          (9,117)
    Policy Loans .................................        (122,057)             255             (584)
    Contract Withdrawals .........................        (182,352)            (918)            (153)
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................       1,566,611           23,539           30,752
                                                       -----------      -----------      -----------
Total Increase (Decrease) in Net Assets ..........         804,590           12,622            4,273
Net Assets, at Beginning of Year .................       6,598,929           71,864           74,818
                                                       -----------      -----------      -----------
Net Assets, at End of Year .......................     $ 7,403,519      $    84,486      $    79,091
                                                       ===========      ===========      ===========

                                                                                           Alliance
                                                         Alliance                           Growth
                                                       Conservative      Alliance             &
                                                        Investors         Growth            Income
                                                        Portfolio        Portfolio        Portfolio
                                                        ---------        ---------        ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $     2,286      $    94,210      $    42,101
    Realized Gain (Loss) on Investment Activity ..             (93)          57,079            3,912
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............          (1,233)        (362,895)          42,761
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................             960         (211,606)          88,774
                                                       -----------      -----------      -----------

Capital Transactions:
    Contract Deposits and Transfers ..............           3,395          241,905          137,613
    Cost Of Insurance Charge .....................          (2,880)         (85,254)         (51,562)
    Policy Loans .................................               0          (17,361)         (12,471)
    Contract Withdrawals .........................               0          (70,468)          (5,823)
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................             515           68,822           67,757
                                                       -----------      -----------      -----------
Total Increase (Decrease) in Net Assets ..........           1,475         (142,784)         156,531
Net Assets, at Beginning of Year .................          18,532        1,115,263          614,065
                                                       -----------      -----------      -----------
Net Assets, at End of Year .......................     $    20,007      $   972,479      $   770,596
                                                       ===========      ===========      ===========

                                                       Alliance       Alliance
                                                        Growth         Premier        Alliance
                                                       Investors        Growth         Quasar
                                                       Portfolio      Portfolio      Portfolio
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $  21,212      $  14,475      $   2,675
    Realized Gain (Loss) on Investment Activity ..           810          7,588            231
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............       (25,152)       (85,026)        (9,205)
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................        (3,130)       (62,963)        (6,299)
                                                       ---------      ---------      ---------

Capital Transactions:
    Contract Deposits and Transfers ..............         1,936         94,655          5,474
    Cost Of Insurance Charge .....................        (4,022)       (30,596)        (7,839)
    Policy Loans .................................        (6,521)        (7,750)        (5,565)
    Contract Withdrawals .........................          (412)        (2,097)       (13,413)
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................        (9,019)        54,212        (21,343)
                                                       ---------      ---------      ---------
Total Increase (Decrease) in Net Assets ..........       (12,149)        (8,751)       (27,642)
Net Assets, at Beginning of Year .................       102,611        316,329        124,773
                                                       ---------      ---------      ---------
Net Assets, at End of Year .......................     $  90,462      $ 307,578      $  97,131
                                                       =========      =========      =========

                                                                          Dreyfus
                                                                           Small           Dreyfus
                                                         Alliance         Company           Stock
                                                       Technology          Stock            Index
                                                        Portfolio        Portfolio          Fund
                                                        ---------        ---------          ----
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $    21,506      $      (335)     $    17,960
    Realized Gain (Loss) on Investment Activity ..          27,296            2,379           17,012
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............        (155,788)           1,589         (149,244)
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................        (106,986)           3,633         (114,272)
                                                       -----------      -----------      -----------

Capital Transactions:
    Contract Deposits and Transfers ..............         176,521           19,317          274,178
    Cost Of Insurance Charge .....................         (51,205)          (7,329)         (93,784)
    Policy Loans .................................         (10,403)            (559)         (17,291)
    Contract Withdrawals .........................         (23,462)            (307)          (9,763)
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................          91,451           11,122          153,340
                                                       -----------      -----------      -----------
Total Increase (Decrease) in Net Assets ..........         (15,535)          14,755           39,068
Net Assets, at Beginning of Year .................         356,663           36,950        1,037,558
                                                       -----------      -----------      -----------
Net Assets, at End of Year .......................     $   341,128      $    51,705      $ 1,076,626
                                                       ===========      ===========      ===========

                                                        Dreyfus
                                                          Zero        Fidelity
                                                         Coupon         Asset         Fidelity
                                                          2000         Manager       Contrafund
                                                       Portfolio      Portfolio      Portfolio
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $     807      $  34,109      $  18,760
    Realized Gain (Loss) on Investment Activity ..          (273)           242          5,168
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............           287        (53,065)       (36,452)
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................           821        (18,714)       (12,524)
                                                       ---------      ---------      ---------

Capital Transactions:
    Contract Deposits and Transfers ..............       (17,827)        87,911         70,399
    Cost Of Insurance Charge .....................          (175)       (36,478)       (25,928)
    Policy Loans .................................             0         (5,999)        (1,105)
    Contract Withdrawals .........................             0         (6,594)        (2,026)
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................       (18,002)        38,840         41,340
                                                       ---------      ---------      ---------
Total Increase (Decrease) in Net Assets ..........       (17,181)        20,126         28,816
Net Assets, at Beginning of Year .................        17,181        348,646        151,722
                                                       ---------      ---------      ---------
Net Assets, at End of Year .......................     $       0      $ 368,772      $ 180,538
                                                       =========      =========      =========

                                                                                          Fidelity
                                                                         Fidelity        Investment
                                                        Fidelity           High             Grade
                                                         Growth           Income            Bond
                                                        Portfolio        Portfolio        Portfolio
                                                        ---------        ---------        ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $   158,498      $     7,074      $     1,718
    Realized Gain (Loss) on Investment Activity ..          56,207           (3,080)            (107)
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............        (417,222)         (38,226)           2,805
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................        (202,517)         (34,232)           4,416
                                                       -----------      -----------      -----------

Capital Transactions:
    Contract Deposits and Transfers ..............         340,889           44,434           18,740
    Cost Of Insurance Charge .....................        (113,271)         (11,060)          (4,191)
    Policy Loans .................................         (30,758)          (1,552)               0
    Contract Withdrawals .........................         (40,794)            (749)               0
                                                       -----------      -----------      -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................         156,066           31,073           14,549
                                                       -----------      -----------      -----------
Total Increase (Decrease) in Net Assets ..........         (46,451)          (3,159)          18,965
Net Assets, at Beginning of Year .................       1,577,835          125,463           30,613
                                                       -----------      -----------      -----------
Net Assets, at End of Year .......................     $ 1,531,384      $   122,304      $    49,578
                                                       ===========      ===========      ===========

                                                                                       Morgan
                                                       Fidelity                       Stanley
                                                         Money         Fidelity        Money
                                                         Market        Overseas        Market
                                                       Portfolio      Portfolio      Portfolio
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $   9,798      $  20,379      $       0
    Realized Gain (Loss) on Investment Activity ..             0          5,235              0
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............             0        (72,665)             0
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................         9,798        (47,051)             0
                                                       ---------      ---------      ---------

Capital Transactions:
    Contract Deposits and Transfers ..............        96,718         32,783        742,347
    Cost Of Insurance Charge .....................       (33,212)       (16,883)             0
    Policy Loans .................................        (1,646)        (1,678)             0
    Contract Withdrawals .........................        (1,901)        (2,821)             0
                                                       ---------      ---------      ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................        59,959         11,401        742,347
                                                       ---------      ---------      ---------
Total Increase (Decrease) in Net Assets ..........        69,757        (35,650)       742,347
Net Assets, at Beginning of Year .................       192,567        228,610              0
                                                       ---------      ---------      ---------
Net Assets, at End of Year .......................     $ 262,324      $ 192,960      $ 742,347
                                                       =========      =========      =========

                                                        VanEck        VanEck         WP&G
                                                      Worldwide     Worldwide      Tomorrow
                                                       Emerging        Hard          Long
                                                        Markets       Assets         Term
                                                         Fund          Fund        Portfolio
                                                         ----          ----        ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................     $   (262)     $      8      $     (9)
    Realized Gain (Loss) on Investment Activity ..        1,637           505           137
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............      (17,710)        3,041           (78)
                                                       --------      --------      --------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................      (16,335)        3,554            50
                                                       --------      --------      --------

Capital Transactions:
    Contract Deposits and Transfers ..............       16,885         8,950          (982)
    Cost Of Insurance Charge .....................       (2,761)       (2,308)         (101)
    Policy Loans .................................            0          (830)            0
    Contract Withdrawals .........................            0           (15)         (636)
                                                       --------      --------      --------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................       14,124         5,797        (1,719)
                                                       --------      --------      --------
Total Increase (Decrease) in Net Assets ..........       (2,211)        9,351        (1,669)
Net Assets, at Beginning of Year .................       27,409        27,474         1,669
                                                       --------      --------      --------
Net Assets, at End of Year .......................     $ 25,198      $ 36,825      $      0
                                                       ========      ========      ========

                                                                          WP&G
                                                                        Tomorrow
                                                                         Short
                                                                          Term
                                                                       Portfolio
                                                                       ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ...............................         $  (1)
    Realized Gain (Loss) on Investment Activity ................           (17)
    Change in Unrealized Appreciation
        (Depreciation) of Investments ..........................            16
                                                                         -----
Increase (Decrease) in Net Assets Resulting
    From Operations ............................................            (2)
                                                                         -----

Capital Transactions:
    Contract Deposits and Transfers ............................           (39)
    Cost Of Insurance Charge ...................................           (34)
    Policy Loans ...............................................          (239)
    Contract Withdrawals .......................................             0
                                                                         -----
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ..................................          (312)
                                                                         -----
Total Increase (Decrease) in Net Assets ........................          (314)
Net Assets, at Beginning of Year ...............................           314
                                                                         -----
Net Assets, at End of Year .....................................         $   0
                                                                         =====

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                       STATEMENT OF CHANGES IN NET ASSETS
 For The Years Ended December 31, 2000, December 31, 1999, and December 31, 1998

                                                  1999
                                                  ----
                                                                                                   AIM                     AIM
                                                                                                 Capital              International
                                                                                               Appreciation               Equity
                                                                           Total                   Fund                    Fund
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ...........................            $   274,605             $     1,020             $     2,027
    Realized Gain (Loss) on Investment Activity ............                202,624                     499                     195
    Change in Unrealized Appreciation
        (Depreciation) of Investments ......................                827,271                  19,039                  22,644
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ........................................              1,304,500                  20,558                  24,866
                                                                        -----------             -----------             -----------

Capital Transactions:
    Contract Deposits and Transfers ........................              1,888,781                  22,819                  23,357
    Cost Of Insurance Charge ...............................               (521,651)                 (8,463)                 (5,883)
    Policy Loans ...........................................               (272,063)                   (252)                    (58)
    Contract Withdrawals ...................................               (235,528)                   (638)                 (1,422)
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ..............................                859,539                  13,466                  15,994
                                                                        -----------             -----------             -----------
Total Increase (Decrease) in Net Assets ....................              2,164,039                  34,024                  40,860
Net Assets, at Beginning of Year ...........................              4,434,890                  37,840                  33,958
                                                                        -----------             -----------             -----------
Net Assets, at End of Year .................................            $ 6,598,929             $    71,864             $    74,818
                                                                        ===========             ===========             ===========

                                                                                                                         Alliance
                                                                          Alliance                                        Growth
                                                                        Conservative             Alliance                   &
                                                                         Investors                Growth                  Income
                                                                         Portfolio               Portfolio               Portfolio
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ...........................            $     2,747             $    49,576             $    52,599
    Realized Gain (Loss) on Investment Activity ............                   (366)                 31,353                  18,790
    Change in Unrealized Appreciation
        (Depreciation) of Investments ......................                 (1,338)                170,572                 (21,362)
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ........................................                  1,043                 251,501                  50,027
                                                                        -----------             -----------             -----------

Capital Transactions:
    Contract Deposits and Transfers ........................                 (5,799)                412,239                 196,071
    Cost Of Insurance Charge ...............................                 (2,957)                (78,781)                (47,727)
    Policy Loans ...........................................                      0                 (32,198)                (20,887)
    Contract Withdrawals ...................................                    (59)                (33,103)                (22,562)
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ..............................                 (8,815)                268,157                 104,895
                                                                        -----------             -----------             -----------
Total Increase (Decrease) in Net Assets ....................                 (7,772)                519,658                 154,922
Net Assets, at Beginning of Year ...........................                 26,304                 595,605                 459,143
                                                                        -----------             -----------             -----------
Net Assets, at End of Year .................................            $    18,532             $ 1,115,263             $   614,065
                                                                        ===========             ===========             ===========


                                                                            Alliance               Alliance
                                                                             Growth                 Premier               Alliance
                                                                            Investors               Growth                 Quasar
                                                                            Portfolio              Portfolio              Portfolio
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $   8,521              $     690              $    (690)
    Realized Gain (Loss) on Investment Activity ...............                 4,825                  4,172                 (3,624)
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                 1,728                 61,668                 21,926
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                15,074                 66,530                 17,612
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................               (23,090)               137,261                 41,790
    Cost Of Insurance Charge ..................................                (4,703)               (19,747)                (8,658)
    Policy Loans ..............................................                   (29)                (2,959)               (35,268)
    Contract Withdrawals ......................................                     0                 (1,585)                (2,524)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................               (27,822)               112,970                 (4,660)
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................               (12,748)               179,500                 12,952
Net Assets, at Beginning of Year ..............................               115,359                136,829                111,821
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $ 102,611              $ 316,329              $ 124,773
                                                                            =========              =========              =========

                                                                                                 Dreyfus
                                                                                                   Small                  Dreyfus
                                                                         Alliance                 Company                  Stock
                                                                        Technology                 Stock                   Index
                                                                         Portfolio               Portfolio                  Fund
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ...........................            $    (1,693)            $      (344)            $     9,563
    Realized Gain (Loss) on Investment Activity ............                 50,141                  (1,279)                 49,652
    Change in Unrealized Appreciation
        (Depreciation) of Investments ......................                104,477                   5,143                  86,954
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ........................................                152,925                   3,520                 146,169
                                                                        -----------             -----------             -----------

Capital Transactions:
    Contract Deposits and Transfers ........................                130,053                   8,073                 476,798
    Cost Of Insurance Charge ...............................                (29,050)                 (6,632)                (78,564)
    Policy Loans ...........................................                (61,448)                   (258)                (72,361)
    Contract Withdrawals ...................................                 (2,953)                 (7,435)                (26,263)
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ..............................                 36,602                  (6,252)                299,610
                                                                        -----------             -----------             -----------
Total Increase (Decrease) in Net Assets ....................                189,527                  (2,732)                445,779
Net Assets, at Beginning of Year ...........................                167,136                  39,682                 591,779
                                                                        -----------             -----------             -----------
Net Assets, at End of Year .................................            $   356,663             $    36,950             $ 1,037,558
                                                                        ===========             ===========             ===========

                                                                             Dreyfus
                                                                              Zero                 Fidelity
                                                                             Coupon                  Asset                Fidelity
                                                                              2000                  Manager              Contrafund
                                                                            Portfolio              Portfolio              Portfolio
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $     765              $  15,402              $   2,636
    Realized Gain (Loss) on Investment Activity ...............                     0                 (1,857)                 2,502
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                  (455)                14,961                 18,927
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                   310                 28,506                 24,065
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................                  (119)               171,792                 65,244
    Cost Of Insurance Charge ..................................                  (105)               (33,524)               (16,925)
    Policy Loans ..............................................                     0                 (5,379)                  (489)
    Contract Withdrawals ......................................                  (786)               (48,288)                (1,728)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                (1,010)                84,601                 46,102
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................                  (700)               113,107                 70,167
Net Assets, at Beginning of Year ..............................                17,881                235,539                 81,555
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $  17,181              $ 348,646              $ 151,722
                                                                            =========              =========              =========

                                                                                                                         Fidelity
                                                                                                 Fidelity                Investment
                                                                         Fidelity                  High                    Grade
                                                                          Growth                  Income                   Bond
                                                                         Portfolio               Portfolio               Portfolio
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ...........................            $   102,041             $     7,182             $     1,038
    Realized Gain (Loss) on Investment Activity ............                 48,554                  (3,919)                     68
    Change in Unrealized Appreciation
        (Depreciation) of Investments ......................                245,218                   2,337                  (1,621)
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ........................................                395,813                   5,600                    (515)
                                                                        -----------             -----------             -----------

Capital Transactions:
    Contract Deposits and Transfers ........................                383,796                  53,180                  13,174
    Cost Of Insurance Charge ...............................                (96,262)                 (9,567)                 (3,776)
    Policy Loans ...........................................                (30,086)                 (3,900)                   (213)
    Contract Withdrawals ...................................                (52,027)                 (6,288)                 (5,416)
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ..............................                205,421                  33,425                   3,769
                                                                        -----------             -----------             -----------
Total Increase (Decrease) in Net Assets ....................                601,234                  39,025                   3,254
Net Assets, at Beginning of Year ...........................                976,601                  86,438                  27,359
                                                                        -----------             -----------             -----------
Net Assets, at End of Year .................................            $ 1,577,835             $   125,463             $    30,613
                                                                        ===========             ===========             ===========


                                                                           Fidelity                                         VanEck
                                                                             Money                 Fidelity                Worldwide
                                                                             Market                Overseas                Balanced
                                                                           Portfolio               Portfolio                 Fund
                                                                           ---------               ---------               ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ............................              $  16,470               $   5,008               $       0
    Realized Gain (Loss) on Investment Activity .............                      0                   4,108                       0
    Change in Unrealized Appreciation
        (Depreciation) of Investments .......................                      0                  57,758                       0
                                                                           ---------               ---------               ---------
Increase (Decrease) in Net Assets Resulting
    From Operations .........................................                 16,470                  66,874                       0
                                                                           ---------               ---------               ---------

Capital Transactions:
    Contract Deposits and Transfers .........................               (247,879)                 14,062                       0
    Cost Of Insurance Charge ................................                (54,882)                (11,227)                      0
    Policy Loans ............................................                 (3,952)                 (1,458)                      0
    Contract Withdrawals ....................................                 (7,252)                 (2,821)                      0
                                                                           ---------               ---------               ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ...............................               (313,965)                 (1,444)                      0
                                                                           ---------               ---------               ---------
Total Increase (Decrease) in Net Assets .....................               (297,495)                 65,430                       0
Net Assets, at Beginning of Year ............................                490,062                 163,180                       0
                                                                           ---------               ---------               ---------
Net Assets, at End of Year ..................................              $ 192,567               $ 228,610               $       0
                                                                           =========               =========               =========

                                                                              VanEck                 VanEck                  WP&G
                                                                             Worldwide             Worldwide               Tomorrow
                                                                             Emerging                 Hard                   Long
                                                                              Markets                Assets                  Term
                                                                               Fund                   Fund                 Portfolio
                                                                             --------               --------               ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................              $   (148)              $     69               $    148
    Realized Gain (Loss) on Investment Activity ...............                   201                 (1,640)                    54
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                12,835                  6,112                    (57)
                                                                             --------               --------               --------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                12,888                  4,541                    145
                                                                             --------               --------               --------

Capital Transactions:
    Contract Deposits and Transfers ...........................                 3,967                 10,809                    841
    Cost Of Insurance Charge ..................................                (1,314)                (2,405)                  (298)
    Policy Loans ..............................................                     0                   (856)                     0
    Contract Withdrawals ......................................                  (429)                (3,605)                  (380)
                                                                             --------               --------               --------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                 2,224                  3,943                    163
                                                                             --------               --------               --------
Total Increase (Decrease) in Net Assets .......................                15,112                  8,484                    308
Net Assets, at Beginning of Year ..............................                12,297                 18,990                  1,361
                                                                             --------               --------               --------
Net Assets, at End of Year ....................................              $ 27,409               $ 27,474               $  1,669
                                                                             ========               ========               ========

                                                                        WP&G
                                                                      Tomorrow
                                                                        Short
                                                                        Term
                                                                      Portfolio
                                                                      ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .............................         $   (22)
    Realized Gain (Loss) on Investment Activity ..............             195
    Change in Unrealized Appreciation
        (Depreciation) of Investments ........................            (195)
                                                                       -------
Increase (Decrease) in Net Assets Resulting
    From Operations ..........................................             (22)
                                                                       -------

Capital Transactions:
    Contract Deposits and Transfers ..........................             342
    Cost Of Insurance Charge .................................            (201)
    Policy Loans .............................................             (12)
    Contract Withdrawals .....................................          (7,964)
                                                                       -------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ................................          (7,835)
                                                                       -------
Total Increase (Decrease) in Net Assets ......................          (7,857)
Net Assets, at Beginning of Year .............................           8,171
                                                                       -------
Net Assets, at End of Year ...................................         $   314
                                                                       =======

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                       STATEMENT OF CHANGES IN NET ASSETS

For The Years Ended December 31, 2000, December 31, 1999, and December 31, 1998

                                                                           1998
                                                                           ----

                                                                                                   AIM                     AIM
                                                                                                 Capital              International
                                                                                               Appreciation               Equity
                                                                           Total                   Fund                    Fund
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ...........................            $   276,759             $       846             $       127
    Realized Gain (Loss) on Investment Activity ............                 38,246                    (550)                   (405)
    Change in Unrealized Appreciation
        (Depreciation) of Investments ......................                374,331                   2,999                     156
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Operations ........................................                689,336                   3,295                    (122)
                                                                        -----------             -----------             -----------

Capital Transactions:
    Contract Deposits and Transfers ........................              1,935,929                  38,072                  46,598
    Cost Of Insurance Charge ...............................               (439,044)                 (3,527)                 (2,896)
    Policy Loans ...........................................                (78,540)                      0                  (9,622)
    Contract Withdrawals ...................................                (17,083)                      0                       0
                                                                        -----------             -----------             -----------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ..............................              1,401,262                  34,545                  34,080
                                                                        -----------             -----------             -----------
Total Increase (Decrease) in Net Assets ....................              2,090,598                  37,840                  33,958
Net Assets, at Beginning of Year ...........................              2,344,292                       0                       0
                                                                        -----------             -----------             -----------
Net Assets, at End of Year .................................            $ 4,434,890             $    37,840             $    33,958
                                                                        ===========             ===========             ===========

                                                                                                                          Alliance
                                                                            Alliance                                       Growth
                                                                          Conservative             Alliance                  &
                                                                           Investors                Growth                 Income
                                                                           Portfolio               Portfolio              Portfolio
                                                                          -----------             -----------            -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $   1,362              $  20,386              $  28,095
    Realized Gain (Loss) on Investment Activity ...............                   250                 13,968                 11,897
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                   797                 73,288                 23,891
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                 2,409                107,642                 63,883
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................                16,193                340,780                267,448
    Cost Of Insurance Charge ..................................                (3,382)               (61,636)               (49,686)
    Policy Loans ..............................................                     0                (27,803)                (3,765)
    Contract Withdrawals ......................................                   (16)                  (981)                  (711)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                12,795                250,360                213,286
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................                15,204                358,002                277,169
Net Assets, at Beginning of Year ..............................                11,100                237,603                181,974
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $  26,304              $ 595,605              $ 459,143
                                                                            =========              =========              =========

                                                                            Alliance               Alliance
                                                                             Growth                 Premier               Alliance
                                                                            Investors               Growth                 Quasar
                                                                            Portfolio              Portfolio              Portfolio
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $   8,601              $    (412)             $   8,900
    Realized Gain (Loss) on Investment Activity ...............                 1,027                    406                    685
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                11,665                 17,510                (15,889)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                21,293                 17,504                 (6,304)
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................                32,757                136,361                 27,825
    Cost Of Insurance Charge ..................................                (7,001)                (6,319)               (12,255)
    Policy Loans ..............................................                (1,265)               (10,717)                     0
    Contract Withdrawals ......................................                   (21)                     0                    (97)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                24,470                119,325                 15,473
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................                45,763                136,829                  9,169
Net Assets, at Beginning of Year ..............................                69,596                      0                102,652
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $ 115,359              $ 136,829              $ 111,821
                                                                            =========              =========              =========

                                                                                                    Dreyfus
                                                                                                     Small                 Dreyfus
                                                                            Alliance                Company                 Stock
                                                                           Technology                Stock                  Index
                                                                            Portfolio              Portfolio                 Fund
                                                                           -----------            -----------            -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $    (721)             $     (61)             $   3,070
    Realized Gain (Loss) on Investment Activity ...............                 1,010                   (790)                31,559
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                50,048                    129                 62,625
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                50,337                   (722)                97,254
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................                83,902                 43,396                354,587
    Cost Of Insurance Charge ..................................               (14,811)                (5,197)               (61,439)
    Policy Loans ..............................................                  (636)                  (498)                (3,714)
    Contract Withdrawals ......................................                  (277)                     0                 (4,651)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                68,178                 37,701                284,783
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................               118,515                 36,979                382,037
Net Assets, at Beginning of Year ..............................                48,621                  2,703                209,742
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $ 167,136              $  39,682              $ 591,779
                                                                            =========              =========              =========

                                                                             Dreyfus
                                                                              Zero                 Fidelity
                                                                             Coupon                  Asset                Fidelity
                                                                              2000                  Manager              Contrafund
                                                                            Portfolio              Portfolio              Portfolio
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $     787              $  19,053              $    (215)
    Realized Gain (Loss) on Investment Activity ...............                     2                  3,126                     15
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                   271                  4,287                 12,896
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                 1,060                 26,466                 12,696
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................                    37                122,139                 74,384
    Cost Of Insurance Charge ..................................                  (290)               (28,844)                (5,525)
    Policy Loans ..............................................                     0                 (4,507)                     0
    Contract Withdrawals ......................................                     0                   (271)                     0
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                  (253)                88,517                 68,859
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................                   807                114,983                 81,555
Net Assets, at Beginning of Year ..............................                17,074                120,556                      0
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $  17,881              $ 235,539              $  81,555
                                                                            =========              =========              =========

                                                                                                                          Fidelity
                                                                                                  Fidelity               Investment
                                                                            Fidelity                High                    Grade
                                                                             Growth                Income                   Bond
                                                                            Portfolio             Portfolio               Portfolio
                                                                           -----------           -----------             -----------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $  70,156              $   6,339              $     336
    Realized Gain (Loss) on Investment Activity ...............                31,739                   (408)                   112
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................               138,573                (11,405)                 1,082
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................               240,468                 (5,474)                 1,530
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................               304,706                 68,538                 20,094
    Cost Of Insurance Charge ..................................               (70,948)               (11,695)                (3,420)
    Policy Loans ..............................................                (7,887)                (1,312)                   (97)
    Contract Withdrawals ......................................                  (659)                     0                      0
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................               225,212                 55,531                 16,577
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................               465,680                 50,057                 18,107
Net Assets, at Beginning of Year ..............................               510,921                 36,381                  9,252
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $ 976,601              $  86,438              $  27,359
                                                                            =========              =========              =========

                                                                            Fidelity                                        VanEck
                                                                              Money                Fidelity                Worldwide
                                                                              Market               Overseas                Balanced
                                                                            Portfolio              Portfolio                 Fund
                                                                            ---------              ---------               ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................             $  16,954              $   8,114              $  82,586
    Realized Gain (Loss) on Investment Activity ...............                     0                  1,283                (49,886)
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                     0                  5,423                   (614)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                16,954                 14,820                 32,086
                                                                            ---------              ---------              ---------

Capital Transactions:
    Contract Deposits and Transfers ...........................               187,473                 58,273               (320,133)
    Cost Of Insurance Charge ..................................               (53,147)               (14,747)               (16,925)
    Policy Loans ..............................................                (2,635)                (1,423)                  (366)
    Contract Withdrawals ......................................                (5,924)                (3,261)                  (128)
                                                                            ---------              ---------              ---------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................               125,767                 38,842               (337,552)
                                                                            ---------              ---------              ---------
Total Increase (Decrease) in Net Assets .......................               142,721                 53,662               (305,466)
Net Assets, at Beginning of Year ..............................               347,341                109,518                305,466
                                                                            ---------              ---------              ---------
Net Assets, at End of Year ....................................             $ 490,062              $ 163,180              $       0
                                                                            =========              =========              =========

                                                                              VanEck                 VanEck                  WP&G
                                                                             Worldwide             Worldwide               Tomorrow
                                                                             Emerging                 Hard                   Long
                                                                              Markets                Assets                  Term
                                                                               Fund                   Fund                 Portfolio
                                                                             --------               --------               ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) ..............................              $    (48)              $  2,187               $      9
    Realized Gain (Loss) on Investment Activity ...............                  (775)                (6,194)                   134
    Change in Unrealized Appreciation
        (Depreciation) of Investments .........................                (1,775)                (2,222)                    24
                                                                             --------               --------               --------
Increase (Decrease) in Net Assets Resulting
    From Operations ...........................................                (2,598)                (6,229)                   167
                                                                             --------               --------               --------

Capital Transactions:
    Contract Deposits and Transfers ...........................                15,744                 14,697                  1,242
    Cost Of Insurance Charge ..................................                  (849)                (3,058)                (1,095)
    Policy Loans ..............................................                     0                 (1,447)                     0
    Contract Withdrawals ......................................                     0                    (19)                     0
                                                                             --------               --------               --------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions .................................                14,895                 10,173                    147
                                                                             --------               --------               --------
Total Increase (Decrease) in Net Assets .......................                12,297                  3,944                    314
Net Assets, at Beginning of Year ..............................                     0                 15,046                  1,047
                                                                             --------               --------               --------
Net Assets, at End of Year ....................................              $ 12,297               $ 18,990               $  1,361
                                                                             ========               ========               ========

                                                                        WP&G
                                                                      Tomorrow
                                                                        Short
                                                                        Term
                                                                      Portfolio
                                                                      ---------
Increase (Decrease) in Net Assets
Operations:
    Net Investment Income (Loss) .................................    $   308
    Realized Gain (Loss) on Investment Activity ..................         41
    Change in Unrealized Appreciation
        (Depreciation) of Investments ............................        572
                                                                      -------
Increase (Decrease) in Net Assets Resulting
    From Operations ..............................................        921
                                                                      -------

Capital Transactions:
    Contract Deposits and Transfers ..............................        816
    Cost Of Insurance Charge .....................................       (352)
    Policy Loans .................................................       (846)
    Contract Withdrawals .........................................        (67)
                                                                      -------
Increase (Decrease) in Net Assets Resulting
    From Capital Transactions ....................................       (449)
                                                                      -------
Total Increase (Decrease) in Net Assets ..........................        472
Net Assets, at Beginning of Year .................................      7,699
                                                                      -------
Net Assets, at End of Year .......................................    $ 8,171
                                                                      =======

                 See Accompanying Notes to Financial Statements

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                          NOTES TO FINANCIAL STATEMENTS

1. History

Variable Account B (the "Account") is a separate investment account established under the provisions of New York Insurance Law by American International Life Assurance Company of New York (the "Company"), a wholly-owned subsidiary of American International Group, Inc. The Account operates as a unit investment trust registered under the Investment Company Act of 1940, as amended, and supports the operations of the Company's individual and group flexible premium variable universal life insurance policies (the "policies"). The following products are offered by the Account: Vision, Executive Advantage and Gallery Life.

The Account invests in shares of AIM Variable Insurance Fund ("AIM Fund"), Alliance Variable Products Series Fund, Inc. ("Alliance Fund"), American Century Variable Portfolios, Inc. ("American Century Fund"), Berger Institutional Products Trust ("Berger IPT Trust"), Dreyfus Variable Investment Fund ("Dreyfus Fund"), Fidelity Investments Variable Insurance Products Fund ("Fidelity Trust"), Fidelity Variable Insurance Products Fund II ("Fidelity Trust II"), Fidelity Variable Insurance Products Fund III ("Fidelity Trust III"), Franklin Templeton Insurance Products Trust (VIP) ("Franklin Templeton Trust"), Goldman Sachs Variable Insurance Trust ("Goldman Sachs Trust"), Morgan Stanley Universal Institutional Funds, Inc. ("Morgan Stanley Fund"), Neuberger Berman Advisors Management Trust ("Neuberger Berman AMT Trust"), PIMCO Variable Insurance Trust ("PIMCO Trust") and Van Eck Investment Trust ("Van Eck Trust"). Investment by the Account in shares of Weiss, Peck & Greer ("WP&G Tomorrow Fund") has been discontinued as of July 31, 2000. The assets in the policies may be invested in the following subaccounts:

AIM Fund:

        Capital Appreciation Fund
        International Equity Fund

Alliance Fund:

        Conservative Investors Portfolio
        Global Bond Portfolio
        Global Dollar Government Portfolio
        Growth Portfolio
        Growth & Income Portfolio
        Growth Investors Portfolio
        High Yield Portfolio
        International Portfolio
        Money Market Portfolio
        North American Government Income Portfolio
        Premier Growth Portfolio
        Quasar Portfolio
        Real Estate Investment Portfolio
        Short-Term Multi Market Portfolio
        Technology Portfolio
        Total Return Portfolio
        U.S. Government/High Grade Securities Portfolio
        Utility Income Portfolio
        Worldwide Privatization Portfolio

American Century Fund:

        VP International Portfolio
        VP Income & Growth Portfolio

Berger IPT Trust:

        Small Company Growth Fund
        New Generation Fund

Dreyfus Fund:

        Small Company Stock Portfolio
        Stock Index Fund
        Zero Coupon 2000 Portfolio (Fund Closed 12/29/00)

Fidelity Trust:

        Growth Portfolio
        High Income Portfolio
        Money Market Portfolio
        Overseas Portfolio

Fidelity Trust II:

        Asset Manager Portfolio
        Contrafund Portfolio
        Index 500 Portfolio
        Investment Grade Bond Portfolio

Fidelity Trust III:

        Balanced Portfolio

Franklin Templeton Trust:

        Developing Markets Securities Fund - class 2
        Growth Securities Fund - class 2
        International Securities Fund - class 2

Goldman Sachs Trust:

        CORE sm Equity Fund
        CORE sm Large Capital Growth Fund
        Global Income Fund
        International Equity Fund

Morgan Stanley Fund:

        Emerging Markets Equity Portfolio
        Fixed Income Portfolio
        High Yield Portfolio
        Mid Cap Growth Portfolio
        Mid Cap Value Portfolio
        Money Market Portfolio
        Technology Portfolio

Neuberger Berman AMT Trust:

        AMT Partners Portfolio

PIMCO Trust:

        Total Return Bond Portfolio
        Long-Term U.S. Government Bond Portfolio

Van Eck Trust:

        Worldwide Emerging Markets Fund
        Worldwide Hard Assets Fund

WP&G Tomorrow Fund:

        Tomorrow Long Term Portfolio (Fund Closed 07/31/00)
        Tomorrow Medium Term Portfolio (Fund Closed 07/31/00)
        Tomorrow Short Term Portfolio (Fund Closed 07/31/00)

The Account commenced operations on May 4, 1995.

The assets of the Account are the property of the Company. The portion of the Account's assets applicable to the policies are not chargeable with the liabilities arising out of any other business conducted by the Company.

In addition to the Account, policy owners may also allocate funds to the Guaranteed Account, which is part of the Company's general account. Amounts allocated to the Guaranteed Account are credited with a guaranteed rate of interest for a selected period. Because of exemptive and exclusionary provisions, interests in the Guaranteed Account have not been registered under the Securities Act of 1933, and the Guaranteed Account has not been registered as an investment company under the Investment Company Act of 1940.

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                    NOTES TO FINANCIAL STATEMENTS (continued)

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Account in preparation of the financial statements in conformity with generally accepted accounting principles.

A. Investment Valuation - The investments in the respective funds and trusts are stated at market value which is the net asset value of each of the respective series as determined at the close of business on the last business day of the period by the fund.

B. Accounting for Investments - Investment transactions are accounted for on the date the investments are purchased or sold. Dividend income is recorded on the ex-dividend date.

C. Federal Income Taxes - The Company is taxed under federal law as a life insurance company. The Account is part of the Company's total operations and is not taxed separately. Under existing federal law, no taxes are payable on investment income and realized capital gains of the Account.

D. The preparation of the accompanying financial statements required management to make estimates and assumptions that affect the reported values of assets and liabilities and the reported amounts from operations and policy transactions. Actual results could differ from those estimates.

E. The financial statements for 1998 has been reclassified to conform to the 1999 presentation.

F. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

3. Contract Charges

Vision and Gallery Life Products

There are charges and deductions which the Company will deduct from each policy. The deductions from each premium payment are a sales charge of 5% plus the state specific premium taxes.

Daily charges for mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and are equivalent on an annual basis to .90% of the account value of the policies. This charge may be decreased to not less than .50% in policy years eleven and greater.

On the policies' issue date and each monthly anniversary, the following deductions are made from the policies' account value:

      (a)   administrative charges
      (b)   insurance charges
      (c)   supplemental benefit charges
      (d)   acquisition and underwriting charges

A transfer charge of $25.00 will be assessed for each transfer in excess of 12 each policy year.

If the policy is surrendered during the first fourteen policy years, the Company will deduct a surrender charge based on a percentage of first year premium. A pro rata surrender charge will be deducted for any partial surrender. An administrative charge upon partial surrender will be equal to the lessor of $25.00 or 2% of the amount surrendered.

Executive Advantage Product

There are charges and deductions which the Company will deduct from each policy. The deductions from each premium payment will consist of state & local premium taxes, federal tax, and sales charge based upon the insured's place of residence.

Daily charges for mortality and expense risks assumed by the Company are assessed through the daily unit value calculation and are equivalent on an annual basis from .50% and not to exceed 1.00% of the account value of the policies.

On the policies' issue date and each monthly anniversary, the following deductions are made from the policies' account value:

      (a)   administrative charges
      (b)   insurance charges
      (c)   supplemental benefit charges
      (d)   acquisition and underwriting charges

A transfer charge of $25.00 will be assessed for each transfer in excess of 12 each policy year.

If the policy is surrendered during the first fourteen policy years, the Company will deduct a surrender charge based on a percentage of first year premium. A pro rata surrender charge will be deducted for any partial surrender. An administrative charge upon partial surrender will be equal to the lessor of $25.00 or 2% of the amount surrendered.

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                    NOTES TO FINANCIAL STATEMENTS (continued)

4. Purchases and Sales of Investments

For the year ended December 31, 2000, investment activity in the Account was as follows:

                                                   Cost of            Proceeds
                                                  Purchases          from Sales
                                                  ---------          ----------
Shares of

AIM
        Capital Appreciation Fund                  $ 37,592          $ 12,576
        International Equity Fund                    42,119             6,793
Alliance
        Conservative Investors Portfolio              5,061             2,262
        Growth Portfolio                            349,773           186,741
        Growth & Income Portfolio                   142,241            32,384
        Growth Investors Portfolio                   24,508            12,316
        Premier Growth Portfolio                     96,331            27,645
        Quasar Portfolio                             32,963            51,632
        Technology Portfolio                        158,766            45,810
Dreyfus
        Small Company Stock Portfolio                22,134            11,349
        Stock Index Fund                            241,985            70,686
        Zero Coupon 2000 Portfolio                    1,526            18,616
Fidelity
        Asset Manager Portfolio                     117,962            45,013
        Contrafund Portfolio                         85,335            25,237
        Growth Portfolio                            455,926           141,362
        High Income Portfolio                        45,253             7,107
        Investment Grade Bond Portfolio              18,538             2,272
        Money Market Portfolio                      342,024           272,267
        Overseas Portfolio                           63,387            31,608
Morgan Stanley
        Money Market Portfolio                      742,347                 0
Van Eck
        Worldwide Emerging Markets Fund              17,995             4,132
        Worldwide Hard Assets Fund                    8,699             2,895
Weiss, Peck & Greer
        Tomorrow Long Term Portfolio                    493             2,038
        Tomorrow Short Term Portfolio                    93               406

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                    NOTES TO FINANCIAL STATEMENTS (continued)

4. Purchases and Sales of Investments (continued)

For the year ended December 31, 1999, investment activity in the Account was as follows:

                                                   Cost of            Proceeds
                                                  Purchases          from Sales
                                                  ---------          ----------

Shares of
AIM
        Capital Appreciation Fund                  $ 41,089           $ 5,698
        International Equity Fund                    48,023            13,817
Alliance
        Conservative Investors Portfolio             16,659             2,503
        Global Bond Portfolio                            25                25
        Growth Portfolio                            335,018            64,273
        Growth & Income Portfolio                   321,401            80,021
        Growth Investors Portfolio                   61,367            28,296
        Premier Growth Portfolio                    134,549            15,635
        Quasar Portfolio                             42,435            18,064
        Technology Portfolio                         76,712             9,255
Dreyfus
        Small Company Stock Portfolio                44,896             7,256
        Stock Index Fund                            479,370           191,520
        Zero Coupon 2000 Portfolio                    1,429               902
Fidelity
        Asset Manager Portfolio                     178,284            70,713
        Contrafund Portfolio                         75,744             7,100
        Growth Portfolio                            450,845           155,476
        High Income Portfolio                        73,064            11,194
        Investment Grade Bond Portfolio              21,374             4,461
        Money Market Portfolio                    1,010,895           868,181
        Overseas Portfolio                           67,338            20,382
Van Eck
        Worldwide Emerging Markets Fund              17,115             2,268
        Worldwide Hard Assets Fund                   25,534            13,175
        Worldwide Balanced Fund                     184,338           438,992
WP&G Tomorrow
        Tomorrow Long Term Portfolio                  1,222             1,067
        Tomorrow Short Term Portfolio                 1,148             1,288

                  AMERICAN INTERNATIONAL LIFE ASSURANCE COMPANY
                              OF NEW YORK (AI LIFE)
                               VARIABLE ACCOUNT B

                    NOTES TO FINANCIAL STATEMENTS (continued)

5.  Net Increase (Decrease) in Accumulation Units

For the year ended December 31, 2000, transactions in accumulation units of the account were as follows:

                                                                                  AIM                  AIM                Alliance
                                                                                Capital           International         Conservative
                                                                              Appreciation            Equity             Investors
                                                                            1     Fund            1    Fund            1  Portfolio
                                                                            --------------        -------------        -------------
Units Purchased .....................................................            1,747.39             1,440.96               248.52
Units Withdrawn .....................................................             (877.06)             (647.13)             (210.65)
Units Transferred Between Funds .....................................              590.70             1,096.62                 0.00
Units Transferred From (To) AI Life .................................                0.00                 0.00                 0.00
                                                                                ---------            ---------            ---------
Net Increase (Decrease) .............................................            1,461.03             1,890.45                37.87
Units, at Beginning of the Year .....................................            4,407.69             4,207.56             1,376.17
                                                                                ---------            ---------            ---------
Units, at End of the Year ...........................................            5,868.72             6,098.01             1,414.04
                                                                                =========            =========            =========

Unit Value at December 31, 2000 .....................................           $   14.40            $   12.97            $   14.15
                                                                                =========            =========            =========

                                                                                                    Alliance
                                                                                                     Growth               Alliance
                                                                              Alliance                 &                   Growth
                                                                               Growth                Income               Investors
                                                                           1  Portfolio          1  Portfolio          1  Portfolio
                                                                           ------------          ------------          ------------
Units Purchased ..................................................             8,144.33              5,650.01                219.05
Units Withdrawn ..................................................            (6,146.74)            (3,187.47)              (637.18)
Units Transferred Between Funds ..................................               585.28                774.97               (107.78)
Units Transferred From (To) AI Life ..............................                 0.00                  0.00                  0.00
                                                                             ----------            ----------            ----------
Net Increase (Decrease) ..........................................             2,582.87              3,237.51               (525.91)
Units, at Beginning of the Year ..................................            38,811.71             28,961.53              5,850.34
                                                                             ----------            ----------            ----------
Units, at End of the Year ........................................            41,394.58             32,199.04              5,324.43
                                                                             ==========            ==========            ==========

Unit Value at December 31, 2000 ..................................           $    23.49            $    23.93            $    16.99
                                                                             ==========            ==========            ==========

Footnote 1 are funds under the Vision product.
Footnote 2 are funds under the Executive Advantage product.

                                                                              Alliance
                                                                               Premier              Alliance              Alliance
                                                                               Growth                Quasar              Technology
                                                                            1 Portfolio           1 Portfolio           1 Portfolio
                                                                            -----------           -----------           -----------
Units Purchased ..................................................             4,117.89                498.45              3,856.12
Units Withdrawn ..................................................            (2,086.59)            (2,011.84)            (2,559.46)
Units Transferred Between Funds ..................................               788.32                (19.61)             1,356.59
Units Transferred From (To) AI Life ..............................                 0.00                  0.00                  0.00
                                                                             ----------            ----------            ----------
Net Increase (Decrease) ..........................................             2,819.62             (1,533.00)             2,653.25
Units, at Beginning of the Year ..................................            16,016.70              9,369.80             11,551.71
                                                                             ----------            ----------            ----------
Units, at End of the Year ........................................            18,836.32              7,836.80             14,204.96
                                                                             ==========            ==========            ==========

Unit Value at December 31, 2000 ..................................           $    16.33            $    12.39            $    24.01
                                                                             ==========            ==========            ==========

                                                                               Dreyfus                                    Dreyfus
                                                                                Small               Dreyfus                 Zero
                                                                               Company               Stock                 Coupon
                                                                                Stock                Index                  2000
                                                                            1 Portfolio            1  Fund              1 Portfolio
                                                                            -----------            ----------           -----------
Units Purchased ..................................................             1,895.99             11,575.51                 19.08
Units Withdrawn ..................................................              (829.12)            (5,240.66)               (14.59)
Units Transferred Between Funds ..................................               (16.43)               334.38             (1,465.48)
Units Transferred From (To) AI Life ..............................                 0.00                  0.00                  0.00
                                                                             ----------            ----------            ----------
Net Increase (Decrease) ..........................................             1,050.44              6,669.23             (1,460.99)
Units, at Beginning of the Year ..................................             3,490.39             43,279.41              1,460.99
                                                                             ----------            ----------            ----------
Units, at End of the Year ........................................             4,540.83             49,948.64                  0.00
                                                                             ==========            ==========            ==========

Unit Value at December 31, 2000 ..................................           $    11.39            $    21.55            $    12.33
                                                                             ==========            ==========            ==========

Footnote 1 are funds under the Vision product.
Footnote 2 are funds under the Executive Advantage product.

                                                                                                    Fidelity             Fidelity
                                                                              Fidelity                High                 Money
                                                                               Growth                Income                Market
                                                                            1 Portfolio           1 Portfolio           1 Portfolio
                                                                            -----------           -----------           -----------
Units Purchased ..................................................            13,141.17              2,849.07             20,412.07
Units Withdrawn ..................................................            (7,188.49)            (1,166.19)            (3,009.93)
Units Transferred Between Funds ..................................               293.99                819.93            (12,436.66)
Units Transferred From (To) AI Life ..............................                 0.00                  0.00               (241.21)
                                                                             ----------            ----------            ----------
Net Increase (Decrease) ..........................................             6,246.67              2,502.81              4,724.27
Units, at Beginning of the Year ..................................            62,413.04              9,313.63             16,124.30
                                                                             ----------            ----------            ----------
Units, at End of the Year ........................................            68,659.71             11,816.44             20,848.57
                                                                             ==========            ==========            ==========

Unit Value at December 31, 2000 ..................................           $    22.30            $    10.35            $    12.58
                                                                             ==========            ==========            ==========

                                                                                                    Fidelity
                                                                              Fidelity                Asset               Fidelity
                                                                              Overseas               Manager             Contrafund
                                                                            1 Portfolio           1 Portfolio           1 Portfolio
                                                                            -----------           -----------           -----------
Units Purchased ..................................................             2,296.87              4,844.50              4,392.74
Units Withdrawn ..................................................            (1,584.78)            (2,885.49)            (1,874.55)
Units Transferred Between Funds ..................................              (105.04)               285.02                199.67
Units Transferred From (To) AI Life ..............................                 0.00                  0.00                  0.00
                                                                             ----------            ----------            ----------
Net Increase (Decrease) ..........................................               607.05              2,244.03              2,717.86
Units, at Beginning of the Year ..................................            11,488.58             20,238.03              9,510.40
                                                                             ----------            ----------            ----------
Units, at End of the Year ........................................            12,095.63             22,482.06             12,228.26
                                                                             ==========            ==========            ==========

Unit Value at December 31, 2000 ..................................           $    15.95            $    16.40            $    14.76
                                                                             ==========            ==========            ==========

Footnote 1 are funds under the Vision product.
Footnote 2 are funds under the Executive Advantage product.

                                                                              Fidelity                                     Van Eck
                                                                             Investment                                   Worldwide
                                                                                Grade            Morgan Stanley           Emerging
                                                                                Bond              Money Market             Markets
                                                                            1 Portfolio         2   Portfolio            1  Fund
                                                                            -----------         ---------------          ----------
Units Purchased ..................................................               708.55             74,289.52              1,099.45
Units Withdrawn ..................................................              (343.13)               (89.94)              (278.54)
Units Transferred Between Funds ..................................               851.82                  0.00                535.02
Units Transferred From (To) AI Life ..............................                 0.00                  0.00                  0.00
                                                                             ----------            ----------            ----------
Net Increase (Decrease) ..........................................             1,217.24             74,199.58              1,355.93
Units, at Beginning of the Year ..................................             2,594.27                  0.00              2,276.13
                                                                             ----------            ----------            ----------
Units, at End of the Year ........................................             3,811.51             74,199.58              3,632.06
                                                                             ==========            ==========            ==========

Unit Value at December 31, 2000 ..................................           $    13.01            $    10.00            $     6.94
                                                                             ==========            ==========            ==========

                                                                                 Van Eck               WP&G                 WP&G
                                                                                Worldwide            Tomorrow             Tomorrow
                                                                                   Hard                Long                 Short
                                                                                  Assets               Term                 Term
                                                                               1   Fund            1 Portfolio          1 Portfolio
                                                                               ----------          -----------          -----------
Units Purchased .....................................................            1,073.88                32.55                 9.24
Units Withdrawn .....................................................             (327.13)              (44.97)              (20.43)
Units Transferred Between Funds .....................................             (115.11)              (91.09)              (11.71)
Units Transferred From (To) AI Life .................................                0.05                 0.00                 0.00
                                                                                ---------            ---------            ---------
Net Increase (Decrease) .............................................              631.69              (103.51)              (22.90)
Units, at Beginning of the Year .....................................            2,952.35               103.51                22.90
                                                                                ---------            ---------            ---------
Units, at End of the Year ...........................................            3,584.04                 0.00                 0.00
                                                                                =========            =========            =========

Unit Value at December 31, 2000 .....................................           $   10.27            $   16.50            $   13.52
                                                                                =========            =========            =========

Footnote 1 are funds under the Vision product.
Footnote 2 are funds under the Executive Advantage product.

                                  Appendix A.1

                   Maximum Initial Surrender Charge Per $1,000
                        of Initial Specified Face Amount
                      Underwriting Class: Guaranteed Issue

   Issue Age       Sex       Smoker Status         Surrender Charge
   ---------       ---       -------------         ----------------

      25          Male         Nonsmoker                $14.00
      35          Male         Nonsmoker                $17.00
      45          Male         Nonsmoker                $24.00
      55          Male         Nonsmoker                $35.00
      65          Male         Nonsmoker                $36.00
      75          Male         Nonsmoker                $37.00

      25          Male           Smoker                 $16.00
      35          Male           Smoker                 $21.00
      45          Male           Smoker                 $29.00
      55          Male           Smoker                 $37.00
      65          Male           Smoker                 $37.00
      75          Male           Smoker                 $38.00

      25         Female        Nonsmoker                $13.00
      35         Female        Nonsmoker                $16.00
      45         Female        Nonsmoker                $21.00
      55         Female        Nonsmoker                $30.00
      65         Female        Nonsmoker                $36.00
      75         Female        Nonsmoker                $36.00

      25         Female          Smoker                 $14.00
      35         Female          Smoker                 $18.00
      45         Female          Smoker                 $24.00
      55         Female          Smoker                 $33.00
      65         Female          Smoker                 $36.00
      75         Female          Smoker                 $37.00

      25         Unisex         Unismoke                $16.00
      35         Unisex         Unismoke                $20.00
      45         Unisex         Unismoke                $27.00
      55         Unisex         Unismoke                $40.00
      65         Unisex         Unismoke                $46.00
      75         Unisex         Unismoke                $46.00

                                  Appendix A.2

                   Maximum Initial Surrender Charge Per $1,000
                        of Initial Specified Face Amount
                     Underwriting Class: Fully Underwriting

   Issue Age       Sex       Smoker Status         Surrender Charge
   ---------       ---       -------------         ----------------

      25          Male         Nonsmoker                $10.00
      35          Male         Nonsmoker                $14.00
      45          Male         Nonsmoker                $20.00
      55          Male         Nonsmoker                $31.00
      65          Male         Nonsmoker                $33.00
      75          Male         Nonsmoker                $33.00

      25          Male           Smoker                 $12.00
      35          Male           Smoker                 $17.00
      45          Male           Smoker                 $26.00
      55          Male           Smoker                 $33.00
      65          Male           Smoker                 $34.00
      75          Male           Smoker                 $35.00

      25         Female        Nonsmoker                $9.00
      35         Female        Nonsmoker                $12.00
      45         Female        Nonsmoker                $18.00
      55         Female        Nonsmoker                $26.00
      65         Female        Nonsmoker                $33.00
      75         Female        Nonsmoker                $33.00

      25         Female          Smoker                 $10.00
      35         Female          Smoker                 $14.00
      45         Female          Smoker                 $20.00
      55         Female          Smoker                 $30.00
      65         Female          Smoker                 $33.00
      75         Female          Smoker                 $33.00

      25         Unisex         Unismoke                $11.00
      35         Unisex         Unismoke                $15.00
      45         Unisex         Unismoke                $21.00
      55         Unisex         Unismoke                $32.00
      65         Unisex         Unismoke                $33.00
      75         Unisex         Unismoke                $34.00

                                   APPENDIX B

                          AVERAGE ANNUAL TOTAL RETURNS

                                (As of 12/31/00)

                                                                                       AVERAGE ANNUAL TOTAL RETURN
                                                                          -------------------------------------------------------
                                                                                                                          LIFE OF
FUND NAME                                          INCEPTION    10/1-12/31  1 YEAR      3 YEAR      5 YEAR     10 YEAR     FUND
---------------------------------------------------------------------------------------------------------------------------------

Alliance Variable Products Series Fund, Inc.
    Growth                                            9/15/94     -13.30%   -17.51%      12.61%     18.99%        N/A     21.42%
    Growth and Income                                 1/14/91       2.30%    13.89%      15.31%     19.63%        N/A     15.30%
    North American Government Income                   5/3/94       2.50%    12.39%       8.40%     10.63%        N/A      9.10%
    Premier Growth                                    6/26/92     -13.84%   -16.58%      17.77%     21.82%        N/A     20.31%
    Quasar                                             8/5/96     -15.97%    -6.09%       1.64%        N/A        N/A      6.59%

American Century Variable Portfolios, Inc.
    VP Income & Growth Fund                          10/30/97      -7.06%   -10.62%      10.22%        N/A        N/A     12.28%
    VP International(3)                                5/1/94      -5.28%   -16.83%      17.49%     17.07%        N/A     13.64%

Berger Institutional Products Trust
    IPT New Generation(1)                              5/1/00     -43.40%       N/A         N/A        N/A        N/A    -40.80%(11)
    IPT Small Company Growth(2)                        5/1/96     -19.70%    -6.55%      22.15%        N/A        N/A     18.37%

Credit Suisse Warburg Pincus Trust
    Emerging Growth Portfolio                         9/13/99     -14.37%    -1.53          N/A        N/A        N/A     22.24%
    Emerging Markets Portfolio                       12/31/97     -12.79%   -31.55%       0.89%        N/A        N/A      0.89%
    Global Post Venture Capital Portfolio             9/30/96     -27.99%   -18.94%      12.18%        N/A        N/A     11.03%
    International Equity Portfolio                    6/30/95     -10.19%   -25.90%       6.20%      5.19%        N/A      6.04%
    Small Company Growth Portfolio                    6/30/95     -15.17%   -18.11%      10.39%     12.12%        N/A     15.54%
    Value Portfolio                                  10/31/97       4.60%     8.91%       9.07%        N/A        N/A      9.87%

Fidelity Variable Insurance Products Fund II & III
    VIP III Balanced                                   1/3/95      -4.30%    -4.30%       5.58%      9.60%        N/A     10.32%
    VIP II Contrafund                                  1/3/95      -6.57%    -6.62%      14.68%     17.81%        N/A     21.22%
    VIP II Index 500                                  8/27/92      -7.82%    -9.30%      11.93%     17.98%        N/A     16.95%

Goldman Sachs Variable Insurance Trust
    CORE(SM) Large Cap Growth                         2/13/98     -21.93%   -22.42%         N/A        N/A        N/A      7.38%
    CORE(SM) U.S. Equity                              2/13/98      -8.97%    -9.59%         N/A        N/A        N/A      9.20%
    Global Income(3)                                  1/12/98       3.98%     9.03%         N/A        N/A        N/A      5.39%
    International Equity(4)                           1/12/98      -3.67%   -13.15%         N/A        N/A        N/A     11.29%

Morgan Stanley Universal Institutional Funds
    Emerging Markets Equity(4)                        10/1/96     -21.30%   -39.21%      -3.38%        N/A        N/A     -2.80%
    Fixed Income                                       1/2/97       4.04%    11.08%       5.65%        N/A        N/A      6.71%
    High Yield                                         1/2/97      -6.47%   -10.59%       0.12%        N/A        N/A      3.32%
    Mid Cap Growth                                   10/18/99     -17.17%    -7.33%         N/A        N/A        N/A     23.00%
    Mid Cap Value                                      1/2/97      -2.50%    10.75%      15.53%        N/A        N/A     21.45%
    Money Market(5)  Current 7-day Yield:  6.05%       1/4/99       1.55%     6.01%         N/A        N/A        N/A      5.37%
    Technology                                       11/30/99     -34.71%   -23.57%         N/A        N/A        N/A     -4.72%

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST(6)
    AMT Partners Portfolio                            3/22/94       0.56%     0.70%       4.06%     13.89%        N/A     14.82%

PIMCO Variable Insurance Trust
    Long -Term U.S. Government                        4/30/99       8.27%    21.24%         N/A        N/A        N/A      9.33%
    Total Return Bond(7)                             12/31/97       3.87%    10.15%       5.95%        N/A        N/A      5.97%

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS
TRUST(8)(10)
    Templeton Developing Markets Securities-
    Class 2(3)(4)(9)                                   3/4/96      -7.77%   -32.04%      -6.31%        N/A        N/A    -11.71%
    Templeton Growth Securities-Class 2(3)(4)         3/15/94       5.71%     1.47%      10.14%     12.96%        N/A     11.83%
    Templeton International Securities-Class 2(3)(4)(9)5/1/92       1.58%    -2.38%       9.48%     13.11%        N/A     13.06%

              See page 2 for footnotes and important disclosures.

This performance information reflects the total income generated by the fund net of total fund operating expenses, plus capital gains and losses, realized or unrealized and assumes reinvestment of dividends and distributions. The data assumes the relevant subaccount was in existence on the fund's inception date. The performance results do not reflect: monthly deductions; cost of insurance; surrender charges; sales loads; mortality and expense risk charges; DAC taxes; and any state or local premium taxes. If these charges were included, the total return figures would be lower. These charges and deductions can have a significant effect on policy, account, insurance benefits and cash surrender values, as illustrated in the prospectus.

Past performance cannot predict or guarantee future results. The investment return and principal value will fluctuate, so that units, when redeemed may be worth more or less than their original cost. For more information, please refer to the prospectus.

(1) Given the Fund's focus on leading edge companies and those in rapidly changing industries, its investments may involve greater risks and price volatility than those in companies in more stable industries.
(2) Investments in small companies may involve greater risks, including price volatility, and rewards than investments in larger companies.
(3) A fund's foreign investments and active management techniques entail risks in addition to those customarily associated with investing in dollar-denominated securities of U.S. issuers. Compared with U.S. securities markets, foreign markets may be less liquid, more volatile and less subject to governmental regulation, and may make available less public information about issuers. The fund may incur losses because of changes in securities prices expressed in local currencies, movements in exchange rates, or both. These risks are more fully described in the prospectus.
(4) The securities markets of emerging countries in which certain funds may invest without limit are less liquid, subject to greater price volatility, have smaller market capitalizations, have problems with share registration and custody, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.
(5) The current yield more closely reflects the current earnings of the Money Market Portfolio than the total return. Investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the portfolio.
(6) Neuberger Berman Management may absorb certain expenses of the AMT Portfolios. Without this arrangement which is subject to change, the total returns of the portfolios could have been less. The investments for the AMT Portfolios are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the AMT Portfolios. You should be aware that the AMT Portfolios are likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the AMT Portfolios can be expected to vary from those of the other mutual funds.
(7) The Total Return Bond Portfolio may invest a portion of its assets in foreign securities. Investments in foreign securities and markets pose different and possibly greater risk than those customarily associated with domestic securities, including currency fluctuations, foreign taxes and political instability.
(8) Because Class 2 shares were not offered until 1/6/99 (or 5/1/97, for Templeton Developing Markets and Templeton International Securities Funds), standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning 1/6/99 (or 5/1/97) Class 2 results reflect an additional 12b-1 fee expense which also affects all future performance.
(9) Performance prior to the 5/1/00 merger reflects the historical performance of the Templeton Developing Markets and International Funds, respectively.
(10) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ.
(11)  Period less than one year, return is cumulative not annualized.

The Securities and Exchange Commission maintains a Web site (http://www.sec.gov) that contains additional information about American International Life Assurance Company of New York, the policy and the Separate Account which may be of interest to you. The Web site also contains additional information about the policy's variable investment options.

Investment Company Act File Number 811-4865-1